UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-22023

Nuveen Managed Accounts Portfolios Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Mark J. Czarniecki

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 July
2021
Nuveen Managed
Accounts Portfolios Trust
Fund Name
Municipal Total Return Managed Accounts Portfolio	NMTRX
As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will not be sent to you by mail unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
More than a year has passed since the World Health Organization declared COVID-19 a global pandemic in March 2020, resulting in a year marked by a global economic downturn, financial market turbulence and some immeasurable losses of life. Although the health crisis persists, with the widespread distribution of vaccines in the U.S. and extraordinary economic interventions by governments and central banks around the world, we collectively look forward to what our “new normal” might be.
Rebounding global economic activity has driven both gross domestic product growth and inflation higher, especially in the U.S. Vaccinations have enabled a further reopening of economies while governments and central banks have taken extraordinary measures to support the recoveries. Since the crisis began, the U.S. government has enacted six relief measures totaling $5.3 trillion to support individuals and families, small and large businesses, state and local governments, education, public health and vaccinations. Currently, Congress is working on an infrastructure spending plan, although its final shape and whether it passes remains to be seen. The U.S. Federal Reserve (Fed) and other central banks around the world have acknowledged the economic progress to date but remain committed to sustaining the recovery by maintaining accommodative monetary conditions. However, as economies have reopened, the surge in consumer demand has outpaced supply chain capacity, resulting in a jump in inflation indicators in recent months. Whether inflation persists is a subject of debate by economists and some market observers, while the Fed and other central banks believe it to be more transitory. Additionally, the recent impact of the COVID-19 delta variant is likely to be factored into central bank forecasts, which could complicate the timing of monetary policy changes.
While the markets’ longer-term outlook has brightened, we expect intermittent bouts of volatility to continue. There are some signs that the first economies to recover  –  including China, the U.S. and Europe not far behind  –  have reached their growth peaks and are moving toward stabilization, while the delta variant is adding caution to the growth outlook. Markets are closely monitoring central bank signals, particularly if inflation remains elevated, as a sooner-than-expected shift to monetary tightening could slow the economic recovery. Additionally, as more virulent strains of COVID-19 such as the delta variant have spread, both case counts and hospitalizations are rising again, and vaccination rollouts have been uneven around the country and around the world. The recovery hinges on controlling the virus, and estimates vary considerably on when economic activity might be fully restored and what level of public inoculation would be sufficient to contain the spread of the virus, particularly in light of new variants. On the political front, the Biden administration’s full policy agenda and the potential for Congressional gridlock remain to be seen, either of which could cause investment outlooks to shift. Short-term market fluctuations can provide your Fund opportunities to invest in new ideas as well as upgrade existing positioning while providing long-term value for shareholders. For more than 120 years, the careful consideration of risk and reward has guided Nuveen’s focus on delivering long-term results to our shareholders.
If you have concerns about what’s coming next, it may be an opportune time to assess your portfolio. We encourage you to review your time horizon, risk tolerance and investment goals with your financial professional.
On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Terence J. Toth
Chair of the Board
September 24, 2021

Portfolio Manager's Comments
Municipal Total Return Managed Accounts Portfolio
This Fund was developed exclusively for use within Nuveen-sponsored separately managed accounts and is a specialized municipal bond portfolio to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential than smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.
The Fund is managed by Nuveen Asset Management LLC, an affiliate of Nuveen Fund Advisor, LLC, the Fund's investment adviser. Martin J. Doyle, CFA, has served as manager for the Fund since its inception in 2007. Here he discusses the U.S. economic and municipal bond market, the Fund’s investment strategy and its performance during the twelve-month reporting period ended July 31, 2021. For more information on the Fund’s investment objectives and policies, please refer to the Fund’s prospectus.
What factors affected the U.S. economy and the municipal bond markets during the twelve-month reporting period ended July 31, 2021?
Supported by massive fiscal and monetary stimulus and economic reopening, the U.S. economy rebounded more quickly than expected from the deep downturn caused by the COVID-19 crisis and containment measures. The federal government’s relief measures have totaled approximately $5.3 trillion across six aid packages that have allocated direct payments to individuals and families, expanded unemployment insurance, provided loans to large and small businesses, funded hospitals and health agencies, and supported state and local governments, education and public health/vaccination. (Additionally, in August 2021, after the close of this reporting period, the Senate approved a $1 trillion infrastructure and jobs plan, which moves to the House for consideration.) The U.S. Federal Reserve (Fed) has maintained short-term interest rates near zero and enacted credit facilities to help keep the financial system stable, lowering borrowing costs for businesses and individuals. Gross domestic product (GDP) expanded at an annualized rate of 6.3% in the first quarter and 6.5% in the second quarter, according to the “advance” estimate released by the Bureau of Economic Analysis, after shrinking 3.5% (annualized) in 2020 compared to 2019’s annual level.
By the start of this reporting period, markets had largely stabilized from the initial health crisis shock. In March 2020, equity and commodity markets sold off and safe-haven assets rallied as countries initiated quarantines, restricted travel and shuttered factories and businesses, while an ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia amplified price volatility. In late 2020, the announcement of high efficacy rates in several COVID-19 vaccine trials, followed by regulatory authorizations and public vaccination drives across Western countries, improved the outlook for 2021, which contributed to risk-on sentiment in the markets. Increasing vaccination rates and certain surprisingly strong economic readings in the first few months of 2021 led to rising inflation concerns. However, recent Fed commentary pointed to Fed Fund rate hikes by 2023, calming market fears of inaction.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody's) or Fitch, Inc (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national ratings agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Manager's Comments (continued)
The twelve-month reporting period was positive for municipal bonds. The ongoing economic recovery, federal pandemic aid and accommodative monetary policy continued to support credit fundamentals while supply/demand conditions remained favorable. Municipal bond yields generally moved lower through the first half of the reporting period, then rose over the second half as fixed income markets priced in a stronger economic growth and inflation outlook and the prospect of more government stimulus. For the twelve-month reporting period overall, municipal yields were little changed for the shortest and longest maturities, but were higher in the intermediate range. Credit spreads narrowed across the lower rated investment grade and high yield segments, where investors sought higher incremental yields and sentiment improved significantly since the COVID-19 crisis sell-off in March 2020. Supply issuance trends have also remained a positive technical factor for municipal bond investment performance. Against this backdrop, longer maturity and lower rated municipal bonds outperformed, whereas high grade and short maturity bonds delivered positive, but relatively smaller gains.
What strategies were used to manage the Fund during the reporting period ended July 31, 2021 and how did these strategies influence performance?
The Fund and its portfolio serve as a component of a Nuveen separate municipal bond managed account product, so the Fund’s shares are offered only to investors in that separately managed account product. The Fund uses a value-oriented strategy and looks for higher yielding and undervalued municipal bonds that offer the potential for above average total return. The Fund is permitted to invest across the entire yield curve and the entire credit spectrum of the municipal bond market. The portfolio of that separately managed account product, including both the Fund shares and directly purchased municipal securities, maintains, on a combined basis, an intermediate-term and higher quality characteristics. However, the Fund component of that product has historically focused more on lower quality and longer term securities, which has served to elevate the prospects of the overall product for additional yield and total return, with a commensurate increase in overall risk. The Fund continues to focus on improving call protection to stabilize the consistency of income across longer time periods.
During the reporting period, NAM extended the Fund’s duration by maneuvering to enhance overall call protection and seeking longer maturity bonds to take advantage of the positive slope of the municipal yield curve. Given the demand for bonds in the market and investor flow into the municipal market, staying fully invested was a continual effort. As credit spreads narrowed, NAM increased efforts to identify bonds with structures that can provide enhanced total return prospects going forward including coupon and call structures that currently feature yield premiums. NAM sought sectors and individual issues with superior, undervalued long-term prospects.
How did the Fund perform during the twelve-month reporting period ended July 31, 2021?
The Fund’s total returns at net asset value (NAV) outperformed the Bloomberg 7-Year Municipal Bond Index. For purposes of this Performance Commentary, references to relative performance are in comparison to the Bloomberg 7-Year Municipal Bond Index.
For the reporting period, the Fund’s relative outperformance was driven primarily by longer dated maturity and longer duration bonds, which outperformed as the market recovered from higher yields during the first half of the reporting period following the COVID-19 crisis. Similarly, after widening early last year, credit spreads narrowed resulting in mid-grade (A/BBB) and below investment grade or non-rated bonds outperforming the market as a whole. Economically, or specifically related to the COVID-19 crisis sensitive environment, the health care, transportation and education sectors were generally regarded more favorably as the reporting period progressed and credit spreads in those sectors narrowed, enhancing performance.
Strong inflows and relatively tight market conditions resulted in higher cash balances, which were a drag on performance at times during the reporting period. Comparatively, higher grade bonds underperformed during the reporting period. These bonds offer superior liquidity giving the Fund flexibility should rates rise or credit spreads widen. Shorter call/duration securities underperformed as well and featured very low yields in the current environment. Similar to higher grade bonds, in a more uncertain market, these securities may be less volatile and provide liquidity when more attractive opportunities arise.

Risk Considerations and Dividend Information
Risk Considerations
Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, call risk, tax risk, political and economic risk, and income risk. As interest rates rise, bond prices fall. Credit risk refers to an issuers ability to make interest and principal payments when due. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. The Fund’s potential use of inverse floaters creates effective leverage. Leverage involves the risk that the Fund could lose more than its original investment and also increases the Fund’s exposure to volatility and interest rate risk.
Dividend Information
The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. The Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. Distributions to shareholders are determined on a tax basis, which may differ from amounts recorded in the accounting records. In instances where the monthly dividend exceeds the earned net investment income, the Fund would report a negative undistributed net ordinary income. Refer to Note 6  –  Income Tax Information for additional information regarding the amounts of undistributed net ordinary income and undistributed net long-term capital gains and the character of the actual distributions paid by the Fund during the period.
All monthly dividends paid by the Fund during the current reporting period, were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders will be notified of those sources. For financial reporting purposes, the per share amounts of the Fund’s distributions for the reporting period are presented in this report’s Financial Highlights. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6  –  Income Tax Information within the Notes to Financial Statements of this report.

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Fund Performance, Expense Ratios and Effective Leverage Ratios
This is a specialized municipal bond Fund developed exclusively for use within Nuveen-sponsored seperately managed accounts.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Fund shares have no sales charge. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense rations shown reflect total operating expenses (before fee waivers and/or expense reimbursements).
Effective Leverage Ratios
Leverage is created whenever the Fund has investment exposure (both reward and/or risk) equivalent to more than 100% of its investment capital. The effective leverage ratio shown for the Fund is the amount of investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The Fund may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades. Such incidental borrowings, described generally in Notes to Financial Statements, Note 9—Borrowing Arrangements, are excluded from the calculation of the Fund’s effective leverage ratio.

Fund Performance, Expense Ratios and Effective Leverage Ratios (continued)
Municipal Total Return Managed Accounts Portfolio
Refer to the first page of this Fund Performance, Expense Ratios and Effective Leverage Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2021
		Average Annual			Expense Ratios*
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Shares at NAV	5/31/07	4.96%	4.13%	5.72%	0.18%	0.12%
Bloomberg Barclays 7-Year Municipal Bond Index	-	2.21%	2.97%	3.56%	-	-
*     The Fund's investment adviser has contractually agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund, except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses.
Effective Leverage Ratio as of July 31, 2021

Effective Leverage Ratio	7.29%
Growth of an Assumed $10,000 Investment as of July 31, 2021  –  Class I Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Yields    as of July 31, 2021
Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. If the fund did not receive a fee waiver/expense reimbursement during the period under its most recent agreement, subsidized and unsubsidized yields will be equal. Refer to the Notes to Financial Statements, Note 7  –  Management Fees and Other Transactions with Affiliates for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at an assumed tax rate. Your actual combined federal and state income tax rates may differ from the assumed rate. Taxable-Equivalent Yield also takes into account the percentage of the Fund’s income generated and paid by the Fund (based on payments made during the previous calendar year) that was either exempt from federal income tax but not from state income tax (e.g., income from an out-of-state municipal bond), or was exempt from neither federal nor state income tax. Separately, if the comparison were instead to investments that generate qualified dividend income, which is taxable at a rate lower than an individual’s ordinary graduated tax rate, the fund’s Taxable-Equivalent Yield would be lower.

Dividend Yield	2.71%
SEC 30-Day Yield - Subsidized	1.33%
SEC 30-Day Yield - Unsubsidized	1.27%
Taxable-Equivalent Yield - Subsidized (40.8%)[1]	2.25%
Taxable-Equivalent Yield - Unsubsidized (40.8%)[1]	2.15%
1         The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate as shown in the table above.

Holding Summaries    July 31, 2021
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Municipal Total Return Managed Accounts Portfolio
Fund Allocation (% of net assets)
Long-Term Municipal Bonds	105.9%
Other Assets Less Liabilities	1.1%
Net Assets Plus Floating Rate Obligations	107.0%
Floating Rate Obligations	(7.0)%
Net Assets	100%

Bond Credit Quality (% of total investment exposure)
U.S. Guaranteed	4.1%
AAA	11.8%
AA	43.0%
A	23.7%
BBB	12.3%
BB or Lower	2.1%
N/R (not rated)	3.0%
Total	100%
Portfolio Composition (% of total investments)
Health Care	19.1%
Transportation	18.8%
Tax Obligation/General	17.7%
Tax Obligation/Limited	16.2%
Education and Civic Organizations	11.1%
Utilities	10.3%
Other	6.8%
Total	100%
States and Territories (% of total investments)
Texas	14.9%
Florida	8.3%
California	8.3%
Illinois	5.8%
Indiana	5.7%
New York	5.4%
Colorado	4.1%
Pennsylvania	3.6%
District of Columbia	3.1%
Ohio	2.9%
New Jersey	2.7%
North Carolina	2.2%
Michigan	2.1%
Louisiana	2.1%
Massachusetts	1.8%
Wisconsin	1.7%
Washington	1.6%
Utah	1.5%
Maryland	1.5%
Arizona	1.3%
Connecticut	1.2%
Other [1]	18.2%
Total	100%
1	See Portfolio of Investments for details on "other" States and Territories.

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples below do not include the interest and related expenses from inverse floaters that are reflected in the financial statements later within this report, when applicable.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2021.
The beginning of the period is February 1, 2021.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,021.55
Expenses Incurred During the Period	$ —
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,024.79
Expenses Incurred During the Period	$ —
Expenses are equal to the Fund's annualized net expense ratio of 0.00% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Managed Accounts Portfolios Trust and Shareholders of Municipal Total Return Managed Accounts Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Municipal Total Return Managed Accounts Portfolio (one of the funds constituting Nuveen Managed Accounts Portfolios Trust, referred to hereafter as the "Fund") as of July 31, 2021, the related statement of operations for the year ended July 31, 2021, the statement of changes in net assets for each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2021 and the financial highlights for each of the five years in the period ended July 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
September 28, 2021
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Municipal Total Return Managed Accounts Portfolio
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	LONG-TERM INVESTMENTS – 105.9%
	MUNICIPAL BONDS – 105.9%
	Alabama – 1.1%
$ 3,980	Baldwin County Public Building Authority, Alabama, Building Revenue Warrants, Jail Project, Series 2020, 4.000%, 3/01/45	3/30 at 100.00	AA	$4,722,708
800	Birmingham Airport Authority, Alabama, Airport Revenue Bonds, Series 2020, 5.000%, 7/01/34 – BAM Insured	7/30 at 100.00	AA	1,060,584
1,270	DCH Health Care Authority, Alabama, Healthcare Facilities Revenue Bonds, Refunding Series 2015, 5.000%, 6/01/33	6/25 at 100.00	A	1,437,640
	Huntsville Healthcare Authority, Alabama, Revenue Bonds, Series 2020B:
930	3.000%, 6/01/50 – AGM Insured	6/30 at 100.00	AA	1,001,229
2,660	3.000%, 6/01/50 – AGM Insured (UB) (4)	6/30 at 100.00	AA	2,863,729
	Tuscaloosa County Board of Education, Alabama, Special Tax School Warrants, Series 2017:
960	5.000%, 2/01/36	2/27 at 100.00	AA-	1,174,858
795	5.000%, 2/01/37	2/27 at 100.00	AA-	971,132
1,050	5.000%, 2/01/43	2/27 at 100.00	AA-	1,275,834
2,310	University of South Alabama, University Facilities Revenue Bonds, Series 2019A, 5.000%, 4/01/39 – BAM Insured	4/29 at 100.00	AA	2,909,306
14,755	Total Alabama			17,417,020
	Alaska – 0.6%
1,100	Alaska Housing Finance Corporation, General Obligation Bonds, State Capital Project II, Series 2015C, 5.000%, 6/01/31 (Pre-refunded 12/01/25)	12/25 at 100.00	AA+ (5)	1,322,651
1,400	Alaska Industrial Development and Export Authority, Power Revenue Bonds, Snettisham Hydroelectric Project, Refunding Series 2015, 5.000%, 1/01/30 (AMT)	7/25 at 100.00	Baa2	1,560,034
1,500	Alaska Municipal Bond Bank, General Obligation Bonds, Three Series 2015, 5.250%, 10/01/31	4/25 at 100.00	A+	1,736,490
2,860	Anchorage, Alaska, Port Revenue Bonds, Series 2020A, 5.000%, 12/01/50 (AMT)	12/30 at 100.00	A	3,473,527
	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Senior Series 2021A Class 1:
545	5.000%, 6/01/32	6/31 at 100.00	A-	728,845
540	5.000%, 6/01/33	6/31 at 100.00	A-	718,627
7,945	Total Alaska			9,540,174
	Arizona – 1.3%
	Arizona Board of Regents, Arizona State University System Revenue Bonds, Series 2017A:
1,000	5.000%, 7/01/36	7/24 at 100.00	AA	1,128,280
1,000	5.000%, 7/01/37	7/24 at 100.00	AA	1,128,900
1,250	5.000%, 7/01/38	7/24 at 100.00	AA	1,409,962

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arizona (continued)
$ 1,000	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256 As of 6/4/2015 Converted to Trust 2015-XF2046, 17.852%, 1/01/43 (Pre-refunded 1/01/22), 144A (IF) (4)	1/22 at 100.00	AA- (5)	$1,081,540
	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017D:
35	3.000%, 7/01/22, 144A	No Opt. Call	BB	35,627
100	5.000%, 7/01/37, 144A	7/27 at 100.00	BB	117,682
1,000	Arizona Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Basis Schools, Inc Projects, Series 2017G, 5.000%, 7/01/51, 144A	7/27 at 100.00	BB	1,160,400
115	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center, Inc Project, Series 2017B, 4.000%, 3/01/27, 144A	No Opt. Call	BB+	124,591
	Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, GreatHearts Arizona Projects, Series 2021A:
875	3.000%, 7/01/38	7/31 at 100.00	AA-	966,315
910	3.000%, 7/01/39	7/31 at 100.00	AA-	1,002,238
1,000	Florence Town Inc, Industrial Development Authority, Arizona, Education Revenue Bonds, Legacy Traditional School Project - Queen Creek and Casa Grande Campuses, Series 2013, 6.000%, 7/01/43	7/23 at 100.00	BB+	1,086,230
775	Maricopa County Industrial Development Authority, Arizona, Hospital Revenue Bonds, HonorHealth, Series 2021A, 3.000%, 9/01/39	3/31 at 100.00	A+	853,283
1,325	Maricopa County Industrial Development Authority, Arizona, Revenue Bonds, Banner Health, Variable Rate Demand Series 2019F, 3.000%, 1/01/49	7/30 at 100.00	AA-	1,433,252
	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Junior Lien Series 2015A:
3,450	5.000%, 7/01/35	7/25 at 100.00	A1	4,037,259
1,000	5.000%, 7/01/45	7/25 at 100.00	A1	1,166,410
1,000	Phoenix Civic Improvement Corporation, Arizona, Airport Revenue Bonds, Refunding Senior Lien Series 2013, 5.000%, 7/01/28 (AMT)	7/23 at 100.00	Aa3	1,085,450
225	Phoenix Industrial Development Authority, Arizona, Education Facility Revenue Bonds, Great Hearts Academies Project, Series 2014A, 5.000%, 7/01/44	7/24 at 100.00	BBB-	245,682
130	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc Project, Series 2010, 5.875%, 4/01/22	8/21 at 100.00	N/R	130,084
410	Pima County Industrial Development Authority, Arizona, Education Facility Revenue Bonds, San Tan Montessori School Project, Series 2017, 6.750%, 2/01/50, 144A	2/28 at 100.00	N/R	474,686
	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Refunding Series 2015A:
135	3.900%, 9/01/24, 144A	No Opt. Call	BB+	140,982
1,500	5.000%, 9/01/34, 144A	3/25 at 100.00	BB+	1,658,430
60	Yavapai County Industrial Development Authority, Arizona, Education Revenue Bonds, Arizona Agribusiness and Equine Center Inc Project, Series 2012, 4.625%, 3/01/22, 144A	No Opt. Call	BB+	61,298
1,000	Yuma Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yuma Regional Medical Center, Series 2014A, 5.000%, 8/01/24	No Opt. Call	A	1,138,140
19,295	Total Arizona			21,666,721

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Arkansas – 0.3%
	Gravette School District 20, Benton County, Arkansas, General Obligation Bonds, Refunding Series 2020:
$ 1,025	2.000%, 6/01/27	12/25 at 100.00	Aa2	$1,078,638
655	2.000%, 6/01/29	12/25 at 100.00	Aa2	680,774
1,985	Little Rock School District, Pulaski County, Arkansas, General Obligation Bonds, Refunding Series 2019, 3.000%, 2/01/28	8/24 at 100.00	Aa2	2,119,147
550	Saint Francis County, Arkansas, Sales and Use Tax Bonds, Series 2020, 4.000%, 8/01/27 – BAM Insured	8/26 at 100.00	AA	639,331
4,215	Total Arkansas			4,517,890
	California – 8.7%
100	Alum Rock Union Elementary School District, Santa Clara County, California, General Obligation Bonds, 2012 Election Series 2016C, 5.000%, 8/01/32	8/25 at 100.00	A1	117,604
125	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2012F-1, 5.000%, 4/01/22	No Opt. Call	AA	129,112
100	California Educational Facilities Authority, Revenue Bonds, Loma Linda University Series 2017A, 5.000%, 4/01/35	4/27 at 100.00	A	120,601
655	California Educational Facilities Authority, Revenue Bonds, Stanford University, Series 2013-U3, 5.000%, 6/01/43	No Opt. Call	AAA	1,010,161
5,000	California Health Facilities Financing Authority, California, Revenue Bonds, Sutter Health, Refunding Series 2017A, 5.000%, 11/15/38 (UB) (4)	11/27 at 100.00	A1	6,265,850
1,185	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Refunding Series 2016A, 4.000%, 3/01/35	3/26 at 100.00	A+	1,335,708
205	California Health Facilities Financing Authority, Revenue Bonds, Children's Hospital Los Angeles, Series 2017A, 5.000%, 8/15/35	8/27 at 100.00	BBB+	250,196
5,000	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanente System, Series 2017A-2, 4.000%, 11/01/38 (UB) (4)	11/27 at 100.00	AA-	5,901,450
	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children's Hosptial at Stanford, Series 2017A:
775	5.000%, 11/15/37 (UB) (4)	11/27 at 100.00	AA-	947,313
1,000	5.000%, 11/15/42 (UB) (4)	11/27 at 100.00	AA-	1,222,100
115	California Municipal Finance Authority Charter School Revenue Bonds, Albert Einstein Academies Project, Series 2013A, 6.000%, 8/01/23	No Opt. Call	BB	121,547
100	California Municipal Finance Authority Charter School Revenue Bonds, River Charter Schools Project, Series 2018A, 5.500%, 6/01/38, 144A	6/26 at 100.00	BB	114,392
1,180	California Municipal Finance Authority, Charter School Revenue Bonds, Palmdale Aerospace Academy Project, Series 2016A, 5.000%, 7/01/36, 144A	7/26 at 100.00	BB	1,359,100
	California Municipal Finance Authority, Charter School Revenue Bonds, Partnerships to Uplift Communities Project, Series 2012A:
90	4.750%, 8/01/22	No Opt. Call	BB	93,194
675	5.000%, 8/01/32	8/22 at 100.00	BB	694,163
365	California Municipal Finance Authority, Charter School Revenue Bonds, Rocketship Education Multiple Projects, Series 2014A, 6.000%, 6/01/23	6/22 at 102.00	N/R	386,955
735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Affordable Housing Inc Projects, Senior Series 2014A, 5.000%, 8/15/30	8/24 at 100.00	A-	813,454

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 685	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2017A, 5.000%, 8/15/30	8/27 at 100.00	A-	$831,015
	California Municipal Finance Authority, Revenue Bonds, Eisenhower Medical Center, Refunding Series 2017A:
1,000	5.000%, 7/01/29	7/27 at 100.00	Baa2	1,233,790
3,015	5.000%, 7/01/33	7/27 at 100.00	Baa2	3,693,496
1,750	4.000%, 7/01/42	7/27 at 100.00	Baa2	1,983,187
6,735	California Municipal Finance Authority, Revenue Bonds, Linxs APM Project, Senior Lien Series 2018A, 5.000%, 12/31/36 (AMT)	6/28 at 100.00	BBB-	8,368,709
890	California Municipal Finance Authority, Revenue Bonds, Southern California Institute of Architecture Project, Series 2017, 5.000%, 12/01/39	12/27 at 100.00	BBB+	1,031,608
855	California School Finance Authority School Facility Revenue Bonds, KIPP LA Projects, Series 2015A, 3.625%, 7/01/25, 144A	No Opt. Call	BBB	915,756
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2015A, 5.000%, 8/01/35, 144A	8/25 at 100.00	BBB	1,154,570
	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Refunding Series 2016:
25	5.000%, 8/01/21, 144A (ETM)	No Opt. Call	N/R (5)	25,000
435	5.000%, 8/01/21, 144A	No Opt. Call	BBB	435,000
25	5.000%, 8/01/24, 144A (ETM)	No Opt. Call	N/R (5)	28,581
305	5.000%, 8/01/24, 144A	No Opt. Call	BBB	346,056
35	5.000%, 8/01/25, 144A (ETM)	No Opt. Call	N/R (5)	41,526
325	5.000%, 8/01/25, 144A	No Opt. Call	BBB	381,930
65	5.000%, 8/01/26 (Pre-refunded 8/01/25), 144A	8/25 at 100.00	N/R (5)	77,121
725	5.000%, 8/01/26, 144A	8/25 at 100.00	BBB	850,816
25	5.000%, 8/01/27 (Pre-refunded 8/01/25), 144A	8/25 at 100.00	N/R (5)	29,662
225	5.000%, 8/01/27, 144A	8/25 at 100.00	BBB	263,662
1,000	California School Finance Authority, California, Charter School Revenue Bonds, Aspire Public Schools, Series 2020A-3, 5.000%, 8/01/40, 144A	8/28 at 100.00	BBB	1,229,360
1,485	California School Finance Authority, Charter School Revenue Bonds, Classical Academies Project, Series 2017A, 5.000%, 10/01/37, 144A	10/27 at 100.00	BBB-	1,775,006
755	California School Finance Authority, Charter School Revenue Bonds, Coastal Academy Project, Series 2013A, 5.000%, 10/01/33, 144A	10/22 at 100.00	BBB-	785,532
700	California School Finance Authority, Charter School Revenue Bonds, Rocketship Education Obligated Group, Series 2016A, 5.000%, 6/01/31, 144A	6/25 at 100.00	N/R	781,648
	California School Finance Authority, Charter School Revenue Bonds, Rocketship Public Schools Obligated Group, Series 2017G:
310	5.000%, 6/01/30, 144A	6/27 at 100.00	N/R	364,265
325	5.000%, 6/01/37, 144A	6/27 at 100.00	N/R	374,699
100	California School Finance Authority, Charter School Revenue Bonds, Santa Clarita Valley International School Project, Series 2021A, 4.000%, 6/01/41	6/31 at 100.00	N/R	110,054
640	California School Finance Authority, School Facility Revenue Bonds, Alliance for College-Ready Public Schools Project, Series 2016C, 5.000%, 7/01/22	No Opt. Call	BBB	666,899

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 1,075	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	BBB	$1,197,249
300	California School Finance Authority, School Facility Revenue Bonds, KIPP LA Projects, Series 2017A, 5.000%, 7/01/25, 144A	No Opt. Call	BBB	348,912
5,000	California State, General Obligation Bonds, Refunding Various Purpose Series 2017, 5.000%, 8/01/36 (UB) (4)	8/26 at 100.00	Aa2	6,054,250
235	California State, General Obligation Bonds, Various Purpose Series 1997, 5.625%, 10/01/21	4/21 at 100.00	AA+	237,115
1,400	California State, General Obligation Bonds, Various Purpose Series 2021, 5.000%, 12/01/43	12/30 at 100.00	Aa2	1,850,632
	California Statewide Communities Development Authority, California, Redlands Community Hospital, Revenue Bonds, Series 2016:
825	5.000%, 10/01/31	10/26 at 100.00	A-	990,668
830	5.000%, 10/01/32	10/26 at 100.00	A-	994,780
100	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2014A, 5.500%, 12/01/54	12/24 at 100.00	BB	113,680
3,900	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2016A, 5.000%, 12/01/36, 144A	6/26 at 100.00	BB	4,457,973
165	California Statewide Communities Development Authority, California, Revenue Bonds, Loma Linda University Medical Center, Series 2018A, 5.250%, 12/01/38, 144A	6/28 at 100.00	BB	198,559
1,000	California Statewide Communities Development Authority, Student Housing Revenue Bonds, University of California, Irvine East Campus Apartments, Phase IV-A CHF-Irvine, LLC, Series 2017, 5.000%, 5/15/36	5/27 at 100.00	Baa1	1,223,580
4,000	El Cajon Redevelopment Agency Successor Agency, San Diego County, California, Tax Allocation Bonds, Refunding Series 2018, 5.000%, 10/01/34 – BAM Insured	10/28 at 100.00	AA	5,030,120
3,500	Foothill-De Anza Community College District, Santa Clara County, California, General Obligation Bonds, Election of 2020 Refunding Series 2021A, 3.000%, 8/01/39	8/31 at 100.00	AAA	3,984,015
750	Irvine, California, Special Tax Bonds, Community Facilities District 2004-1 Central Park, Series 2015A, 4.000%, 9/01/35	9/25 at 100.00	N/R	836,100
1,250	Irvine, California, Special Tax Bonds, Community Facilities District 2013-3 Great Park, Improvement Area 4, Series 2016, 4.000%, 9/01/35	9/23 at 103.00	N/R	1,353,487
100	Lake Tahoe Unified School District, El Dorado County, California, General Obligation Bonds, Refunding Series 2015, 4.000%, 8/01/21	No Opt. Call	A1	100,000
125	Livermore Valley Joint Unified School District, Alameda County, California, General Obligation Bonds, Refunding Series 2014, 5.000%, 8/01/21	No Opt. Call	Aa3	125,000
50	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35	No Opt. Call	AA-	71,003
1,400	Long Beach, California, Harbor Revenue Bonds, Series 2017, 5.000%, 5/15/29 (AMT)	5/27 at 100.00	AA	1,723,456
	Long Beach, California, Harbor Revenue Bonds, Series 2019A:
2,500	5.000%, 5/15/44 (UB) (4)	5/29 at 100.00	Aa2	3,195,925
2,500	5.000%, 5/15/49 (UB) (4)	5/29 at 100.00	Aa2	3,179,475
	Long Beach, California, Marina Revenue Bonds, Alamitos Bay Marina Project, Series 2015:
320	5.000%, 5/15/24	No Opt. Call	BBB	357,181
745	5.000%, 5/15/26	5/25 at 100.00	BBB	855,521

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
$ 750	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2015D, 5.000%, 5/15/30 (AMT)	5/25 at 100.00	Aa2	$872,392
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2016B:
2,200	5.000%, 5/15/33 (AMT)	5/26 at 100.00	Aa3	2,641,188
500	5.000%, 5/15/34 (AMT)	5/26 at 100.00	Aa3	599,935
	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2017A:
1,000	5.000%, 5/15/33 (AMT)	5/27 at 100.00	Aa3	1,230,760
2,000	5.000%, 5/15/34 (AMT)	5/27 at 100.00	Aa3	2,456,100
1,135	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Subordinate Lien Series 2018C, 5.000%, 5/15/33 (AMT)	11/27 at 100.00	Aa3	1,416,571
3,000	Los Angeles Regional Airports Improvement Corporation, California, Lease Revenue Bonds, LAXFUEL Corporation at Los Angeles International Airport, Refunding Series 2012, 5.000%, 1/01/32 (AMT)	1/22 at 100.00	A-	3,056,700
365	Menifee Union School District Public Financing Authority, California, Special Tax Revenue Bonds, Series 2016A, 5.000%, 9/01/32 – BAM Insured	9/25 at 100.00	AA	427,258
2,010	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2013, 5.000%, 12/01/29	12/23 at 100.00	B+	2,086,279
85	Novato Redevelopment Agency, California, Tax Allocation Bonds, Hamilton Field Redevelopment Project, Series 2011, 6.750%, 9/01/40 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	85,439
	Ontario International Airport Authority, California, Revenue Bonds, Series 2021B:
500	4.000%, 5/15/37 – AGM Insured (AMT)	5/31 at 100.00	AA	613,200
475	4.000%, 5/15/38 – AGM Insured (AMT)	5/31 at 100.00	AA	581,077
565	4.000%, 5/15/39 – AGM Insured (AMT)	5/31 at 100.00	AA	689,368
150	Pittsburg Unified School District, Contra Costa County, California, General Obligation Bonds, Election 2010 Series 2012C, 4.250%, 8/01/52 (Pre-refunded 8/01/22)	8/22 at 100.00	A1 (5)	156,201
	Rancho Mirage Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Merged Redevelopment Project, Northside Sub-Area, Refunding Series 2016A:
1,085	3.000%, 4/01/30 – BAM Insured	4/26 at 100.00	AA	1,172,950
2,245	3.000%, 4/01/31 – BAM Insured	4/26 at 100.00	AA	2,408,481
1,215	Sacramento Area Flood Control Agency, California, Spcial Assessment Bonds, Natomas Basin Local Assessment District, Series 2014, 5.000%, 10/01/32 – BAM Insured	10/24 at 100.00	AA	1,385,647
	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Refunding Series 2015F:
615	5.000%, 9/01/26	9/25 at 100.00	BBB+	720,688
1,290	5.000%, 9/01/27	9/25 at 100.00	BBB+	1,505,456
295	San Clemente, California, Special Tax Revenue Bonds, Community Facilities District 2006-1 Marblehead Coastal, Series 2015, 5.000%, 9/01/32	9/25 at 100.00	N/R	338,268
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2017A:
1,000	5.000%, 7/01/34 (AMT)	7/27 at 100.00	A+	1,224,230
500	5.000%, 7/01/35 (AMT)	7/27 at 100.00	A+	611,375

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	California (continued)
	San Diego County Regional Airport Authority, California, Airport Revenue Bonds, Subordinate Series 2019B:
$ 2,000	5.000%, 7/01/34 (AMT)	7/29 at 100.00	A+	$2,553,820
1,000	5.000%, 7/01/35 (AMT)	7/29 at 100.00	A+	1,274,920
1,000	5.000%, 7/01/36 (AMT)	7/29 at 100.00	A+	1,271,690
10,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series 2019E, 5.000%, 5/01/45 (AMT) (UB) (4)	5/29 at 100.00	A1	12,469,412
5,000	San Francisco Airports Commission, California, Special Facilities Lease Revenue Bonds, SFO Fuel Company LLC, Series 2019A, 5.000%, 1/01/24 (AMT)	No Opt. Call	A1	5,558,450
1,280	San Francisco City and County Redevelopment Agency Successor Agency, California, Tax Allocation Bonds, Mission Bay North Redevelopment Project, Refunding Series 2016A, 5.000%, 8/01/33	8/26 at 100.00	A	1,542,298
100	Santa Cruz City Elementary School District, Santa Cruz County, California, General Obligation Bonds, Election 2016 Series 2019B, 5.250%, 8/01/21	No Opt. Call	Aa1	100,000
500	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A, 7.400%, 9/01/32 (Pre-refunded 9/01/21)	9/21 at 100.00	N/R (5)	502,810
	Upland, California, Certificates of Participation, San Antonio Regional Hospital, Series 2017:
585	5.000%, 1/01/25	No Opt. Call	BBB	671,130
1,110	5.000%, 1/01/26	No Opt. Call	BBB	1,315,150
530	5.000%, 1/01/28	No Opt. Call	BBB	663,009
1,000	Yuba Levee Financing Authority, California, Revenue Bonds, Yuba County Levee Refinancing Project, Refunding Series 2017A, 5.000%, 9/01/31 – BAM Insured	9/26 at 100.00	AA	1,203,820
119,995	Total California			142,546,601
	Colorado – 4.4%
640	Adams and Weld Counties School District 27J, Brighton, Colorado, General Obligation Bonds, Series 2015, 5.000%, 12/01/40	12/25 at 100.00	AA	756,352
1,270	Arkansas River Power Authority, Colorado, Power Supply System Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/30	10/28 at 100.00	BBB	1,570,609
4,275	Boulder Valley School District RE2, Boulder County, Colorado, General Obligation Bonds, Series 2019A, 5.250%, 12/01/32	6/29 at 100.00	AA+	5,694,129
	Castle Oaks Metropolitan District 3, Castle Rock, Douglas County, Colorado, General Obligation Limited Tax Bonds, Refunding & Improvement Series 2020:
600	4.000%, 12/01/35 – AGM Insured	12/30 at 100.00	AA	735,294
780	4.000%, 12/01/50 – AGM Insured	12/30 at 100.00	AA	929,159
520	Chambers Highpoint Metropolitan District No 2, Colorado, Limited Tax General Obligation and Special Revenue Bonds, Series 2021, 5.000%, 12/01/41	9/26 at 103.00	N/R	560,305
	Colorado Department of Transportation, Headquarters Facilities Lease Purchase Agreement Certificates of Participation, Series 2016:
1,000	5.000%, 6/15/33	6/26 at 100.00	Aa2	1,197,240
1,330	5.000%, 6/15/35	6/26 at 100.00	Aa2	1,587,422
500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Aspen Ridge School Project, Series 2015A, 5.000%, 7/01/36, 144A	7/25 at 100.00	BB	549,420

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
$ 1,250	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, DSST Northeast Campus Project, Series 2021, 3.000%, 8/01/41	8/31 at 100.00	Aa3	$1,346,000
300	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Littleton Preparatory Charter School, Series 2013, 5.000%, 12/01/42	12/22 at 100.00	BB+	310,041
	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pinnacle Charter School, Refunding & Improvement Series 2021A:
1,370	4.000%, 12/01/36	12/30 at 100.00	A+	1,666,400
1,670	4.000%, 12/01/41	12/30 at 100.00	A+	2,002,814
3,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, AdventHealth Obligated Group, Series 2021A, 5.000%, 11/15/40	11/31 at 100.00	AA	4,034,460
800	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Boulder Community Health Project, Series 2020, 4.000%, 10/01/35	10/30 at 100.00	A-	952,080
	Colorado Health Facilities Authority, Colorado, Revenue Bonds, CommonSpirit Health, Series 2019A-1:
1,975	5.000%, 8/01/31	8/29 at 100.00	BBB+	2,550,475
3,000	5.000%, 8/01/32	8/29 at 100.00	BBB+	3,863,460
3,500	5.000%, 8/01/33	8/29 at 100.00	BBB+	4,493,895
1,635	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Craig Hospital Project, Series 2012, 5.000%, 12/01/28 (UB) (4)	12/22 at 100.00	A+	1,719,628
1,225	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sanford Health, Series 2019A, 5.000%, 11/01/30	11/29 at 100.00	AA-	1,614,538
1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 2015-XF2196 Formerly Tender Option Bond Trust 3367, 19.830%, 1/01/35, 144A (IF) (4)	1/24 at 100.00	AA-	1,487,560
900	Colorado Science and Technology Park Metropolitan District No1, Special Revenue Improvement Bonds, Refunding Series 2018, 5.000%, 12/01/33	12/23 at 103.00	N/R	977,139
630	Colorado State, Building Excellent Schools Today, Certificates of Participation, Series 2020R, 4.000%, 3/15/41	3/30 at 100.00	Aa2	757,285
	Colorado State, Certificates of Participation, Lease Purchase Agreement Department of Transportation Second Amended & Restated Headquaters Facilities, Refunding Series 2020:
1,000	4.000%, 6/15/39	6/30 at 100.00	Aa2	1,211,940
1,320	4.000%, 6/15/40	6/30 at 100.00	Aa2	1,591,828
1,765	Colorado State, Certificates of Participation, Rural Series 2020A, 4.000%, 12/15/37	12/30 at 100.00	Aa2	2,169,503
2,500	Colorado State, Certificates of Participation, Rural Series 2021A, 5.000%, 12/15/34	12/31 at 100.00	Aa2	3,427,500
140	Costilla County School District R-30 Sierra Grande, Colorado, General Obligation Bonds, Series 2019, 5.000%, 12/01/26	No Opt. Call	Aa2	171,153
1,240	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Refunding Senior Lien Series 2016, 5.000%, 12/01/28	12/26 at 100.00	Baa2	1,490,232
2,985	Groundwater Management Subdistrict, Adams, Morgan and Weld Counties, Colorado, Limited Tax General Obligation Bonds, Series 2021, 4.000%, 12/01/40 – BAM Insured	12/31 at 100.00	AA	3,664,535
	Gunnison County, Colorado, Certificates of Participation, Series 2020B:
310	5.000%, 12/01/30	No Opt. Call	Aa3	414,910
200	5.000%, 12/01/31	12/30 at 100.00	Aa3	266,568

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Colorado (continued)
	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2018:
$ 1,250	5.250%, 12/01/33	12/27 at 100.00	AA	$1,597,000
1,665	5.500%, 12/01/36	12/27 at 100.00	AA	2,155,825
1,690	Northern Colorado Water Conservancy District Building Corporation, Certificates of Participation, Refunding Series 2021, 4.000%, 7/01/39 (WI/DD, Settling 8/11/21)	7/31 at 100.00	AA+	2,070,926
1,130	Rampart Range Metropolitan District 1, Lone Tree, Colorado, Limited Tax Supported and Special Revenue Bonds, Refunding & Improvement Series 2017, 5.000%, 12/01/42	12/27 at 100.00	AA	1,384,985
1,270	Regional Transportation District, Colorado, Private Activity Bonds, Denver Transit Partners Eagle P3 Project, Series 2020A, 4.000%, 7/15/33	No Opt. Call	A-	1,631,594
3,320	Regional Transportation District, Colorado, Sales Tax Revenue Bonds, Fastracks Project, Series 2012A, 5.000%, 11/01/32 (Pre-refunded 11/01/22)	11/22 at 100.00	AA+ (5)	3,523,981
595	Sorrel Ranch Metropolitan District, Arapahoe County, Colorado, General Obligation Limited Tax Bonds, Refunding Series 2020, 4.000%, 12/01/31 – AGM Insured	12/30 at 100.00	AA	740,721
1,000	Verve Metropolitan District 1, Jefferson County and the City and County of Broomfield, Colorado, General Obligation Bonds, Refunding and Improvement Limited Tax Series 2021, 5.000%, 12/01/41	3/26 at 103.00	N/R	1,114,310
1,085	Weld County School District RE8, Colorado, General Obligation Bonds, Series 2017, 5.000%, 12/01/31	12/26 at 100.00	Aa2	1,333,454
57,635	Total Colorado			71,316,670
	Connecticut – 1.3%
	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2017I-1:
500	5.000%, 7/01/36	7/27 at 100.00	A	602,555
410	5.000%, 7/01/37	7/27 at 100.00	A	493,119
	Connecticut State, General Obligation Bonds, Series 2021A:
4,000	3.000%, 1/15/35	1/31 at 100.00	Aa3	4,527,640
5,600	3.000%, 1/15/37	1/31 at 100.00	Aa3	6,294,064
150	Derby, Connecticut, General Obligation Bonds, Series 2019A, 5.000%, 8/01/21	No Opt. Call	A+	150,000
	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Refunding Series 2017:
1,500	5.000%, 4/01/30, 144A	4/27 at 100.00	N/R	1,778,130
6,465	5.000%, 4/01/39, 144A	4/27 at 100.00	N/R	7,531,919
18,625	Total Connecticut			21,377,427
	Delaware – 0.1%
535	Delaware Economic Development Authority, Delaware, Delaware, First State Montessori Academy, Inc Project, Series 2019A, 4.000%, 8/01/29	No Opt. Call	BBB-	586,157
290	Delaware Economic Development Authority, Revenue Bonds, Newark Charter School, Refunding Series 2016A, 2.800%, 9/01/26	No Opt. Call	BBB+	303,296
240	Delaware Economic Development Authority, Revenue Bonds, Newark Charter School, Series 2012, 3.875%, 9/01/22	3/22 at 100.00	BBB+	243,768
1,065	Total Delaware			1,133,221

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	District of Columbia – 3.3%
$ 6,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Refunding Subordinate Lien Series 2012C, 5.000%, 10/01/29	10/22 at 100.00	AA+	$6,338,160
2,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Refunding Subordinate Lien Series 2016A, 5.000%, 10/01/39	4/26 at 100.00	AA+	2,388,500
2,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior Lien Series 2017B, 5.000%, 10/01/34	4/27 at 100.00	AAA	2,463,800
5,000	District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Senior Lien Series 2018B, 5.000%, 10/01/49 (UB) (4)	4/28 at 100.00	AAA	6,211,100
1,000	District of Columbia, General Obligation Bonds, Series 2016A, 5.000%, 6/01/41	6/26 at 100.00	Aaa	1,198,030
1,000	District of Columbia, Hospital Revenue Bonds, Children's Hospital Obligated Group, Refunding Series 2015, 5.000%, 7/15/28	1/26 at 100.00	A1	1,192,510
5,000	District of Columbia, Income Tax Secured Revenue Bonds, Series 2019A, 4.000%, 3/01/40 (UB) (4)	9/29 at 100.00	AAA	6,019,350
	District of Columbia, Income Tax Secured Revenue Bonds, Series 2020C:
3,110	4.000%, 5/01/40	5/30 at 100.00	AAA	3,784,777
5,000	4.000%, 5/01/45 (UB) (4)	5/30 at 100.00	AAA	6,017,500
	District of Columbia, Revenue Bonds, Association of Amercian Medical Colleges, Series 2011A:
1,000	5.000%, 10/01/28 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (5)	1,105,980
1,000	5.000%, 10/01/29 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (5)	1,105,980
575	5.000%, 10/01/30 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (5)	635,938
1,600	District of Columbia, Revenue Bonds, Gallaudet University, Series 2021A, 5.000%, 4/01/46	4/31 at 100.00	A+	2,062,160
5,000	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2017, 5.000%, 4/01/33	4/27 at 100.00	A-	6,054,800
2,000	District of Columbia, Revenue Bonds, KIPP DC Issue, Refunding Series 2017A, 5.000%, 7/01/37	1/28 at 100.00	BBB+	2,415,340
2,000	District of Columbia, Revenue Bonds, KIPP DC Issue, Refunding Series 2017B, 5.000%, 7/01/37	1/28 at 100.00	BBB+	2,415,340
	District of Columbia, Revenue Bonds, KIPP DC Issue, Series 2019:
250	5.000%, 7/01/28	No Opt. Call	BBB+	315,225
250	5.000%, 7/01/29	No Opt. Call	BBB+	322,233
1,250	4.000%, 7/01/44	7/29 at 100.00	BBB+	1,436,075
45,035	Total District of Columbia			53,482,798
	Florida – 8.8%
210	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Shands Teaching Hospital & Clinics, Inc at the University of Florida Project, Refunding Series 2019B-1, 5.000%, 12/01/21	No Opt. Call	A	213,270
750	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc Project, Series 2013A, 5.000%, 9/01/33	9/23 at 100.00	BBB	804,623
5,000	Brevard County School Board, Florida, Certificates of Participation, Refunding Series 2017A, 5.000%, 7/01/31	7/27 at 100.00	Aa3	6,198,200
1,930	Broward County, Florida, Airport System Revenue Bonds, Series 2017, 5.000%, 10/01/35 (AMT)	10/27 at 100.00	A1	2,376,467

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
	Broward County, Florida, Airport System Revenue Bonds, Series 2019A:
$ 2,750	5.000%, 10/01/37 (AMT)	10/29 at 100.00	A1	$3,520,027
1,750	5.000%, 10/01/39 (AMT)	10/29 at 100.00	A1	2,230,427
1,425	Capital Projects Finance Authority, Florida, Student Housing Revenue Bonds, Capital Projects Loan Program, Refunding Series 2020A-1, 5.000%, 10/01/30	No Opt. Call	Baa3	1,836,298
3,680	Central Florida Expressway Authority, Revenue Bonds, Senior Lien Series 2018, 5.000%, 7/01/43	7/28 at 100.00	A+	4,563,237
3,035	City of Miami Beach, Florida, Stormwater Revenue Bonds, Series 2015, 5.000%, 9/01/41	9/25 at 100.00	AA-	3,540,297
500	Clearwater, Florida, Water and Sewer Revenue Bonds, Refunding Series 2020, 5.000%, 12/01/32	12/29 at 100.00	AA+	663,820
	Cocoa, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2018C:
1,225	5.000%, 10/01/36	10/28 at 100.00	AA	1,554,549
1,315	5.000%, 10/01/37	10/28 at 100.00	AA	1,664,856
1,000	5.000%, 10/01/38	10/28 at 100.00	AA	1,262,900
	Deerfield Beach, Florida, Capital Improvement Revenue Bonds, Series 2018:
2,865	5.000%, 12/01/37	12/28 at 100.00	AA	3,667,458
1,200	5.000%, 12/01/38	12/28 at 100.00	AA	1,533,168
	Florida Atlantic University FAU Finance Corporation, Capital Improvement Revenue Bonds, Student Housing Project, Series 2019B:
2,495	4.000%, 7/01/37	7/29 at 100.00	A1	2,964,210
2,295	4.000%, 7/01/38	7/29 at 100.00	A1	2,711,542
340	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Elementary School Project, Series 2014A, 5.750%, 7/01/24	No Opt. Call	N/R	360,764
	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Downtown Doral Charter Upper School Project, Series 2017C:
175	5.150%, 7/01/27, 144A	No Opt. Call	N/R	194,728
385	5.750%, 7/01/47, 144A	7/27 at 101.00	N/R	440,448
170	Florida Development Finance Corporation, Educational Facilities Revenue Bonds, Renaissance Charter School Income Projects, Series 2015A, 6.000%, 6/15/35, 144A	6/25 at 100.00	N/R	194,903
2,000	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Brightline Passenger Rail Project, Green Series 2019B, 7.375%, 1/01/49, 144A (AMT)	1/24 at 107.00	N/R	2,209,920
4,525	Florida Development Finance Corporation, Florida, Surface Transportation Facility Revenue Bonds, Virgin Trains USA Passenger Rail Project , Series 2019A, 6.500%, 1/01/49 (Mandatory Put 1/01/29), 144A (AMT)	8/21 at 104.00	N/R	4,685,004
560	Florida Governmental Utility Authority, Utility Revenue Bonds, Aloha Utility System, Refunding Series 2019, 5.000%, 10/01/29 – AGM Insured	No Opt. Call	AA	741,132
1,000	Florida Gulf Coast University Finanacing Corporation, Capital Improvement Revenue Bonds, Refunding Housing Project, Series 2019A, 3.000%, 2/01/39	2/30 at 100.00	A+	1,083,090
	Florida State Board of Governors, Dormitory Revenue Bonds, Florida International University, Refunding Series 2021A:
1,200	2.000%, 7/01/38 – BAM Insured	7/31 at 100.00	AA	1,202,904
1,080	2.000%, 7/01/40 – BAM Insured	7/31 at 100.00	AA	1,074,978
1,385	2.000%, 7/01/41 – BAM Insured	7/31 at 100.00	AA	1,370,956

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 3,465	Fort Myers, Florida, Utility System Revenue Bonds, Refunding Series 2019A, 4.000%, 10/01/44	10/28 at 100.00	Aa3	$4,049,199
	Greater Orlando Aviation Authority, Florida, Airport Facilities Revenue Bonds, Series 2019A:
2,560	5.000%, 10/01/26 (AMT)	No Opt. Call	Aa3	3,135,206
4,000	5.000%, 10/01/28 (AMT)	No Opt. Call	Aa3	5,137,480
	Greater Orlando Aviation Authority, Florida, Orlando Airport Facilities Revenue Bonds, Priority Subordinated Series 2017:
1,010	5.000%, 10/01/32 (AMT)	10/27 at 100.00	A1	1,250,865
400	5.000%, 10/01/34 (AMT)	10/27 at 100.00	A1	493,172
715	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Series 2018E, 5.000%, 10/01/35 (AMT)	10/28 at 100.00	Aa3	903,395
3,000	Hillsborough County Aviation Authority, Florida, Revenue Bonds, Tampa International Airport, Subordinate Refunding Series 2013A, 5.500%, 10/01/28 (AMT)	10/23 at 100.00	A1	3,318,180
10,535	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Florida Health Sciences Center Inc D/B/A Tampa General Hospital, Series 2020A, 4.000%, 8/01/50	2/31 at 100.00	A	12,501,884
1,110	Jacksonville, Florida, Educational Facilities Revenue Bonds, Jacksonville University Project, Series 2018B, 5.000%, 6/01/53, 144A	6/28 at 100.00	N/R	1,321,499
1,650	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Baptist Health Properties, Refunding Series 2017, 5.000%, 8/15/35	8/27 at 100.00	AA	2,018,082
725	Jacksonville, Florida, Health Care Facilities Revenue Bonds, Brooks Rehabilitation, Series 2020, 4.000%, 11/01/39	11/29 at 100.00	A	850,048
1,200	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2012A, 5.000%, 6/15/24	6/22 at 100.00	BB-	1,230,120
	Lee County, Florida, Solid Waste System Revenue Bonds, Refunding Series 2016:
1,110	5.000%, 10/01/24 (AMT)	No Opt. Call	AA-	1,268,153
605	5.000%, 10/01/26 (AMT)	No Opt. Call	AA-	735,777
1,225	Lee County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2019A, 5.000%, 10/01/30	10/29 at 100.00	Aa2	1,613,570
1,155	Marco Island, Florida, Utility System Revenue Bonds, Refunding Series 2016, 3.000%, 10/01/33	10/26 at 100.00	Aa3	1,241,151
5,000	Martin County Health Facilities Authority, Florida, Hospital Revenue Bonds, Martin Memorial Medical Center, Series 2019, 4.000%, 1/01/46 (UB) (4)	1/29 at 100.00	AA	5,854,950
	Miami Beach Health Facilities Authority, Florida, Hospital Revenue Bonds, Mount Sinai Medical Center of Florida Project, Refunding 2014:
850	5.000%, 11/15/23	No Opt. Call	A-	939,292
250	5.000%, 11/15/26	11/24 at 100.00	A-	285,103
375	5.000%, 11/15/27	11/24 at 100.00	A-	426,191
500	5.000%, 11/15/28	11/24 at 100.00	A-	566,240
	Miami Dade County, Florida, Rickenbacker Causeway Revenue Bonds, Series 2014:
900	5.000%, 10/01/27	10/24 at 100.00	A-	1,013,958
920	5.000%, 10/01/28	10/24 at 100.00	A-	1,032,019
500	5.000%, 10/01/30	10/24 at 100.00	A-	557,580

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,800	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Bonds, Port of Miami Tunnel Project, Refunding Series 2012, 5.000%, 3/01/30 (Pre-refunded 3/01/23), 144A	3/23 at 100.00	N/R (5)	$1,937,214
705	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Refunding Series 2012A, 5.000%, 10/01/25 (Pre-refunded 10/01/22) (AMT)	10/22 at 100.00	A2 (5)	744,565
1,145	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2014A, 5.000%, 10/01/28 (AMT)	10/24 at 100.00	A2	1,303,491
1,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2016A, 5.000%, 10/01/41	10/26 at 100.00	A	1,211,790
4,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Refunding Series 2018A, 5.000%, 10/01/38 (AMT)	10/28 at 100.00	A	4,967,720
1,400	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2021, 4.000%, 10/01/44	4/31 at 100.00	AA-	1,687,518
2,290	Orange County, Florida, Tourist Development Tax Revenue Bonds, Refunding Series 2016B, 4.000%, 10/01/34	10/26 at 100.00	Aa2	2,653,263
1,000	Orlando, Florida, Tourist Development Tax Revenue Bonds, 6th Cent Contract Payments, Refunding Senior Series 2017A, 5.000%, 11/01/35 – AGM Insured	11/27 at 100.00	AA	1,243,710
	Osceola County, Florida, Transportation Revenue Bonds, Osceola Parkway, Refunding & Improvement Series 2019A-1:
400	5.000%, 10/01/35	10/29 at 100.00	BBB+	517,288
250	5.000%, 10/01/36	10/29 at 100.00	BBB+	322,508
250	5.000%, 10/01/38	10/29 at 100.00	BBB+	321,123
250	5.000%, 10/01/39	10/29 at 100.00	BBB+	320,250
495	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Bonds, Baptist Health Systems of South Florida Obligated Group, Series 2019, 5.000%, 8/15/27	No Opt. Call	AA-	622,492
425	Palm Beach County School Board, Florida, Certificates of Participation, Series 2015C, 5.000%, 8/01/30	8/25 at 100.00	Aa3	500,739
505	Pinellas County School Board, Florida, Certificates of Participation, Master Lease Program, Seris 2017A, 5.000%, 7/01/37	7/27 at 100.00	Aa3	620,892
850	Reedy Creek Improvement District, Orange and Osceola Counties, Florida, Utilities Revenue Bonds, Series 2018-1, 5.000%, 10/01/36	10/28 at 100.00	A1	1,066,019
1,360	Saint Petersburg, Florida, Public Utility Revenue Bonds, Series 2021A, 4.000%, 10/01/41	4/31 at 100.00	Aa2	1,676,758
	Seminole County Industrial Development Authority, Florida, Educational Facilities Revenue Bonds, Galileo Schools for Gifted Learning, Series 2021A:
265	4.000%, 6/15/30, 144A	No Opt. Call	Ba1	308,094
280	4.000%, 6/15/31, 144A	No Opt. Call	Ba1	327,452
	South Broward Hospital District, Florida, Hospital Revenue Bonds, South Broward Hospital District Obligated Group, Refunding Series 2016:
65	5.000%, 5/01/23	No Opt. Call	AA	70,539
2,000	4.000%, 5/01/33	5/26 at 100.00	AA	2,281,840
500	Tallahassee, Florida, Consolidated Utility Systems Revenue Bonds, Refunding Series 2015, 5.000%, 10/01/35	10/23 at 100.00	AA+	550,520
1,310	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2016A, 5.500%, 9/01/29	9/26 at 100.00	A+	1,618,387

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Florida (continued)
$ 1,100	Tampa, Florida, Capital Improvement Cigarette Tax Allocation Bonds, H Lee Moffitt Cancer Center Project, Series 2020A, 0.000%, 9/01/39	9/30 at 70.57	A+	$636,779
	Tampa, Florida, Water and Wastewater Systems Revenue Bonds, Series 2020A:
1,500	4.000%, 10/01/44 (UB) (4)	10/30 at 100.00	AAA	1,847,655
6,000	4.000%, 10/01/48 (UB) (4)	10/30 at 100.00	AAA	7,348,620
10	Tolomato Community Development District, Florida, Special Assessment Bonds, Convertible, Capital Appreciation, Series 2012A-4, 0.000%, 5/01/40 (6)	5/22 at 100.00	N/R	9,025
5	Tolomato Community Development District, Florida, Special Assessment Bonds, Hope Note, Series 2007-3, 6.375%, 5/01/22 (7)	No Opt. Call	N/R	—
20	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-1, 0.000%, 5/01/40 (6)	8/21 at 100.00	N/R	19,657
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-2, 0.000%, 5/01/40 (6)	8/21 at 100.00	N/R	11,528
15	Tolomato Community Development District, Florida, Special Assessment Bonds, Refunding Series 2015-3, 6.610%, 5/01/40 (7)	8/21 at 100.00	N/R	—
121,215	Total Florida			143,354,726
	Georgia – 1.2%
2,210	Atlanta, Georgia, Airport General Revenue Bonds, Series 2012C, 5.000%, 1/01/31 (AMT)	1/22 at 100.00	Aa3	2,252,697
5,000	Atlanta, Georgia, Airport Passenger Facilities Charge and General Revenue Bonds, Subordinate Lien Series 2019D, 4.000%, 7/01/40 (AMT) (UB) (4)	7/29 at 100.00	Aa3	5,892,500
220	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Tender Option Trust 2015-XF0234, 22.724%, 3/01/23, 144A (IF) (4)	1/30 at 0.00	Aa2	403,286
	Brookhaven Development Authority, Georgia, Revenue Bonds, Children's Healthcare of Atlanta, Inc Project, Series 2019A:
1,335	4.000%, 7/01/44 (UB) (4)	7/29 at 100.00	AA+	1,579,011
3,665	4.000%, 7/01/49 (UB) (4)	7/29 at 100.00	AA+	4,308,831
	Cobb County Kennestone Hospital Authority, Georgia, Revenue Anticipation Certificates, Wellstar Health System, Series 2017A:
2,390	5.000%, 4/01/35	4/27 at 100.00	A	2,902,775
1,380	5.000%, 4/01/37	4/27 at 100.00	A	1,671,815
100	Dalton Development Authority, Georgia, Revenue Bonds, Hamilton Health Care System Inc, Series 2012A, 3.000%, 8/15/25	8/22 at 100.00	AA-	102,737
	Georgia Housing and Finance Authority, Single Family Mortgage Bonds, Series 2019A:
600	2.300%, 6/01/27	No Opt. Call	AAA	646,944
675	2.350%, 12/01/27	No Opt. Call	AAA	731,808
17,575	Total Georgia			20,492,404

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Hawaii – 0.9%
	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Mid-Pacific Project, Series 2020:
$ 300	4.000%, 1/01/25	No Opt. Call	BBB+	$331,275
500	4.000%, 1/01/26	No Opt. Call	BBB+	564,700
665	4.000%, 1/01/27	No Opt. Call	BBB+	765,561
350	4.000%, 1/01/28	No Opt. Call	BBB+	409,706
360	4.000%, 1/01/29	No Opt. Call	BBB+	427,342
250	4.000%, 1/01/30	No Opt. Call	BBB+	300,095
275	4.000%, 1/01/31	1/30 at 100.00	BBB+	327,789
270	4.000%, 1/01/32	1/30 at 100.00	BBB+	320,147
200	4.000%, 1/01/33	1/30 at 100.00	BBB+	236,424
1,600	Hawaii Department of Transportation - Airports Division, Lease Revenue Certificates of Participation, Series 2013, 5.000%, 8/01/28 (AMT)	8/23 at 100.00	A	1,741,264
2,000	Hawaii State, Airport System Revenue Bonds, Series 2015A, 5.000%, 7/01/41 (AMT)	7/25 at 100.00	A+	2,317,700
	Hawaii State, General Obligation Bonds, Series 2011DZ:
990	5.000%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	N/R (5)	1,005,959
610	5.000%, 12/01/30 (Pre-refunded 12/01/21)	12/21 at 100.00	AA+ (5)	619,931
2,000	Hawaii State, General Obligation Bonds, Series 2019FW, 5.000%, 1/01/37	1/29 at 100.00	AA+	2,549,940
500	Honolulu Board of Water Supply, Hawaii, Water System Revenue Bonds, Series 2021A, 3.000%, 7/01/41	7/31 at 100.00	AAA	559,425
2,000	Honolulu City and County, Hawaii, General Obligation Bonds, Series 2015A, 5.000%, 10/01/37	10/25 at 100.00	Aa1	2,346,020
12,870	Total Hawaii			14,823,278
	Idaho – 0.9%
	Boise State University, Idaho, General Revenue Bonds, Series 2018A:
575	5.000%, 4/01/38	4/28 at 100.00	Aa3	713,512
600	5.000%, 4/01/39	4/28 at 100.00	Aa3	743,172
	Boise-Kuna Irrigation District, Ada and Canyon Counties, Idaho, Arrowrock Hydroelectric Project Revenue Bonds, Refunding Series 2015:
500	5.000%, 6/01/29	12/24 at 100.00	A3	571,810
1,000	5.000%, 6/01/30	12/24 at 100.00	A3	1,141,480
2,090	5.000%, 6/01/31	12/24 at 100.00	A3	2,381,994
	Canyon County School District 139, Idaho, General Obligation Bonds, Series 2019B:
1,000	5.000%, 9/15/37	3/29 at 100.00	Aaa	1,282,270
750	5.000%, 9/15/39	3/29 at 100.00	Aaa	957,817
3,000	Idaho Falls Auditorium District, Idaho, Certifications of Participation, Annual Appropriation Series 2021, 5.250%, 5/15/51, 144A	5/26 at 102.00	N/R	3,061,470
1,250	Idaho Health Facilities Authority, Revenue Bonds, Saint Luke's Health System Project, Series 2018A, 5.000%, 3/01/37	9/28 at 100.00	A-	1,559,587
865	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Series 2015, 5.500%, 12/01/29	6/25 at 100.00	AA-	1,025,423
100	Idaho State University, General Revenue Bonds, Refunding Series 2016, 5.000%, 4/01/23	No Opt. Call	A1	107,612

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Idaho (continued)
$ 1,070	Idaho Water Resource Board, Water Resource Loan Program Revenue, Ground Water Rights Mitigation Series 2012A, 4.600%, 9/01/27	9/22 at 100.00	A3	$ 1,117,487
12,800	Total Idaho			14,663,634
	Illinois – 6.2%
	Beford Park Village, Illinois, Hotel and Motel Tax Revenue Bonds, Refunding Series 2015A:
920	4.000%, 12/01/22	No Opt. Call	Baa2	953,286
1,395	4.000%, 12/01/23	No Opt. Call	Baa2	1,487,781
1,000	Board of Trustees of Southern Illinois University, Housing and Auxiliary Facilities System Revenue Bonds, Refunding Series 2021A, 4.000%, 4/01/40 – BAM Insured	4/31 at 100.00	AA	1,187,480
1,985	Chanpaign County Community Unit School District 4, Illinois, General Obligation Bonds, School Building Series 2020A, 5.000%, 1/01/34	1/28 at 100.00	AA	2,483,394
662	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Pullman Park/Chicago Redevelopement Project, Series 2013A, 7.125%, 3/15/33	8/21 at 100.00	N/R	662,442
	Chicago, Illinois, Midway Airport Revenue Bonds, Refunding Second Lien Series 2014A:
2,000	5.000%, 1/01/27 (AMT)	1/24 at 100.00	A	2,216,740
3,000	5.000%, 1/01/30 (AMT)	1/24 at 100.00	A	3,325,110
	Community College District 515, Cook and Will Counties, Illinois, General Obligation Bonds, Series 2020B:
1,120	5.000%, 12/01/26 – BAM Insured	No Opt. Call	AA	1,350,350
1,175	5.000%, 12/01/27 – BAM Insured	No Opt. Call	AA	1,448,270
1,235	5.000%, 12/01/28 – BAM Insured	No Opt. Call	AA	1,551,358
	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series 2019A:
725	5.000%, 12/01/38	12/29 at 100.00	AA+	939,847
760	5.000%, 12/01/39	12/29 at 100.00	AA+	975,407
795	5.000%, 12/01/40	12/29 at 100.00	AA+	1,015,652
770	5.000%, 12/01/41	12/29 at 100.00	AA+	982,836
	Evanston, Cook County, Illinois, General Obligation Bonds, Corporate Purpose Series 2019B:
930	5.000%, 12/01/38	12/29 at 100.00	AA+	1,209,865
975	5.000%, 12/01/39	12/29 at 100.00	AA+	1,267,373
	Hoffman Estates Park District, Cook County, Illinois, General Obligation Bonds, Refunding Series 2020A:
3,940	5.000%, 12/01/30 – BAM Insured	No Opt. Call	AA+	4,965,030
6,415	5.000%, 12/01/40 – BAM Insured	12/30 at 100.00	AA+	8,151,540
100	Illinois Finance Authority Revenue Bonds, OSF Healthcare System, Refunding Series 2018A, 5.000%, 5/15/25	No Opt. Call	A	117,263
740	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding & Improvement Series 2011A, 6.875%, 10/01/31	10/21 at 100.00	BB+	747,992

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
	Illinois Finance Authority, Health Services Facility Lease Revenue Bonds, Provident Group - UIC Surgery Center, LLC - University of Illinois Health Services Facility Project, Series 2020:
$ 875	5.000%, 10/01/34	10/30 at 100.00	BBB+	$1,137,806
750	5.000%, 10/01/35	10/30 at 100.00	BBB+	973,492
115	Illinois Finance Authority, Local Government Program Revenue Bonds, Elmhurst Community Unit School District 205 Project, Series 2019, 5.000%, 1/01/29	1/28 at 100.00	AA+	146,279
360	Illinois Finance Authority, Revenue Bonds, Centegra Health System, Tender Option Bond Trust 2016-XF2339, 17.811%, 9/01/32, 144A (IF) (4)	9/22 at 100.00	AA+	434,682
	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2015:
145	5.000%, 5/01/45 (UB) (4)	5/25 at 100.00	N/R	170,118
900	5.000%, 5/01/45 (Pre-refunded 5/01/25) (UB)	5/25 at 100.00	AA (5)	1,057,743
4,000	Illinois Finance Authority, Revenue Bonds, Ann & Robert H Lurie Children's Hospital of Chicago, Refunding Series 2017, 5.000%, 8/15/35 (UB) (4)	8/27 at 100.00	AA	4,921,120
4,500	Illinois Finance Authority, Revenue Bonds, Edward-Elmhurst Healthcare, Refunding Series 2018A, 4.250%, 1/01/44	1/28 at 100.00	A	5,215,725
	Illinois Finance Authority, Revenue Bonds, Edward-Elmhurst Healthcare, Series 2017A:
100	5.000%, 1/01/23	No Opt. Call	A	106,754
3,000	5.000%, 1/01/36	1/27 at 100.00	A	3,592,890
5,000	Illinois Finance Authority, Revenue Bonds, Northwest Community Hospital, Refunding Series 2016A, 4.000%, 7/01/37	7/26 at 100.00	AA-	5,700,900
	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Healthcare, Series 2017A:
170	5.000%, 7/15/22	No Opt. Call	AA+	177,982
2,400	4.000%, 7/15/36 (UB) (4)	1/28 at 100.00	AA+	2,819,928
1,500	4.000%, 7/15/37 (UB) (4)	1/28 at 100.00	AA+	1,758,630
475	4.000%, 7/15/47 (UB) (4)	1/28 at 100.00	AA+	548,074
1,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2015A, 4.000%, 11/15/33	11/25 at 100.00	A	1,126,450
	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Refunding Series 2015C:
25	5.000%, 8/15/21	No Opt. Call	A3	25,039
220	5.000%, 8/15/23	No Opt. Call	A3	240,680
5,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Fixed Period Series 2021A, 4.000%, 8/15/39	8/31 at 100.00	AA-	6,147,500
830	Illinois Finance Authority, Student Housing & Academic Facility Revenue Bonds, CHF-Collegiate Housing Foundation - Chicago LLC University of Illinois at Chicago Project, Series 2017A, 5.000%, 2/15/26	No Opt. Call	Baa3	969,548
4,830	Knox & Warren Counties Community Unit School District 205 Galesburg, Illinois, General Obligation Bonds, Series 2019A, 5.500%, 12/01/37	12/27 at 100.00	AA-	6,244,224
710	Madison, Macoupin, Jersey, Calhoun, Morgan, Scott, and Greene Counties Community College District 536, Illinois, General Obligation Bonds, Lewis & Clark Community College, Refunding Series 2017A, 5.000%, 11/01/33 – AGM Insured	11/26 at 100.00	AA	862,671

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$ 2,275	McHenry and Lake Counties Community High School District 156, Illinois, General Obligation Bonds, Series 2019, 5.000%, 2/01/30	2/28 at 100.00	Aa3	$2,891,980
570	Mount Prospect, Cook County, Illinois, General Obligation Bonds, Series 2019B, 3.000%, 12/01/37	12/26 at 100.00	AA+	617,487
	Northern Illinois University, Auxiliary Facilities System Revenue Bonds, Series 2021:
1,300	4.000%, 10/01/38 – BAM Insured	4/31 at 100.00	AA	1,557,270
850	4.000%, 10/01/39 – BAM Insured	4/31 at 100.00	AA	1,015,588
400	4.000%, 10/01/41 – BAM Insured	4/31 at 100.00	AA	475,664
1,000	Romeoville, Will County, Illinois, Revenue Bonds, Lewis University Project, Refunding Series 2018B, 5.000%, 10/01/39	4/25 at 100.00	BBB	1,109,310
150	Saint Charles, Illinois, General Obligation Bonds, Corporate Purpose Series 2013A, 4.000%, 12/01/32	12/22 at 100.00	Aa1	157,500
	Saint Charles, Illinois, General Obligation Bonds, Corporate Purpose Series 2020A:
610	4.000%, 12/01/29	12/28 at 100.00	Aa1	753,991
535	4.000%, 12/01/31	12/28 at 100.00	Aa1	650,881
425	Saint Charles, Illinois, General Obligation Bonds, Refunding Corporate Purpose Series 2020B, 4.000%, 12/01/29	12/28 at 100.00	Aa1	525,321
	Stephenson County School District 145, Freeport, Illinois, General Obligation Bonds, Limited School Series 2018A:
140	5.000%, 2/01/34 – AGM Insured (Pre-refunded 2/01/28)	2/28 at 100.00	AA (5)	178,156
610	5.000%, 2/01/34 – AGM Insured	2/28 at 100.00	AA	764,940
100	University of Illinois, Auxiliary Facilities System Revenue Bonds, Series 2014A, 5.000%, 4/01/39	4/24 at 100.00	A+	111,168
100	University of Illinois, UIC South Campus Development Project Revenue Bonds, Series 2003, 5.000%, 1/15/23 – NPFG Insured	8/21 at 100.00	A+	100,366
4,000	Will County, Illinois, General Obligation Bonds, Alternate Revenue Source Series 2019, 4.000%, 11/15/47	11/29 at 100.00	AA+	4,776,320
1,000	Wilmette, Illinois, General Obligation Bonds, Series 2014, 4.000%, 12/01/43	12/22 at 100.00	Aaa	1,043,240
2,500	Winnetka, Cook County, Illinois, General Obligation Bonds, Series 2014, 5.000%, 12/15/43 (Pre-refunded 12/15/21)	12/21 at 100.00	Aaa	2,545,550
84,112	Total Illinois			100,691,983
	Indiana – 6.1%
5,195	Center Grove Multi-Facility School Building Corporation, Johnson County, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Series 2020C, 5.500%, 7/10/39	1/31 at 100.00	AA+	7,025,406
1,000	Gary Local Public Improvement Bond Bank, Indiana, Economic Development Revenue Bonds, Drexel Foundation for Educational Excellence Project, Refunding Series 2020A, 5.875%, 6/01/55, 144A	6/30 at 100.00	N/R	1,111,890

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	GCS School Building Corporation One, Elkhart County, Indiana, First Mortgage Bonds, Series 2019:
$ 565	5.000%, 1/15/26	No Opt. Call	AA+	$672,943
580	5.000%, 7/15/26	No Opt. Call	AA+	700,425
590	5.000%, 1/15/27	No Opt. Call	AA+	721,647
605	5.000%, 7/15/27	No Opt. Call	AA+	749,117
620	5.000%, 1/15/28	No Opt. Call	AA+	775,868
635	5.000%, 7/15/28	No Opt. Call	AA+	802,780
655	5.000%, 1/15/29	No Opt. Call	AA+	835,380
670	5.000%, 7/15/29	No Opt. Call	AA+	861,868
685	5.000%, 1/15/30	7/29 at 100.00	AA+	897,316
405	5.000%, 7/15/30	7/29 at 100.00	AA+	530,433
720	5.000%, 1/15/31	7/29 at 100.00	AA+	938,376
740	5.000%, 7/15/31	7/29 at 100.00	AA+	964,435
	Hamilton Southeastern Consolidated School Building Corporation, Hamilton County, Indiana, First Mortgage Bonds, Series 2018:
700	5.000%, 7/15/35	1/28 at 100.00	AA+	866,656
795	5.000%, 7/15/36	1/28 at 100.00	AA+	981,125
500	5.000%, 7/15/37	1/28 at 100.00	AA+	615,745
1,000	5.000%, 7/15/38	1/28 at 100.00	AA+	1,228,690
850	IIndiana Finance Authority, Hospital Revenue Bonds, Parkview Health, Series 2018A, 4.000%, 11/01/48	11/28 at 100.00	AA-	980,229
1,500	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2012A, 5.000%, 2/01/25	2/22 at 100.00	A-	1,534,125
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Refunding Series 2014A:
560	5.000%, 2/01/26	2/24 at 100.00	A-	618,514
425	5.000%, 2/01/27	2/24 at 100.00	A-	468,869
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Series 2019:
1,100	5.000%, 2/01/33	8/29 at 100.00	A-	1,406,779
1,350	5.000%, 2/01/35	8/29 at 100.00	A-	1,717,686
	Indiana Finance Authority, Educational Facilities Revenue Bonds, Butler University Project, Series 2021:
1,610	4.000%, 2/01/42	8/31 at 100.00	A-	1,931,630
1,675	4.000%, 2/01/43	8/31 at 100.00	A-	2,002,111
2,420	Indiana Finance Authority, Educational Facilities Revenue Bonds, Depauw University Project, Series 2019, 5.000%, 7/01/37	7/29 at 100.00	Baa1	2,962,080
3,725	Indiana Finance Authority, Educational Facilities Revenue Bonds, Rose Hulman Institute Of Technology Project, Series 2018, 5.000%, 6/01/40	12/28 at 100.00	A2	4,609,054
250	Indiana Finance Authority, Health Facilities Revenue Bonds, Good Samaritan Hospital Project, Series 2016A, 5.000%, 4/01/37	4/26 at 100.00	Baa3	283,300

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
$ 2,800	Indiana Finance Authority, State Revolving Fund Program Bonds, Green Bond Series 2019A, 5.000%, 2/01/38	2/29 at 100.00	AAA	$3,596,740
3,500	Indiana Finance Authority, State Revolving Fund Program Bonds, Green Bonds, Series 2019C, 5.000%, 2/01/32	2/29 at 100.00	AAA	4,572,715
	Indiana Finance Authority, State Revolving Fund Program Bonds, Series 2019D:
1,715	5.000%, 2/01/35 (AMT)	2/29 at 100.00	AAA	2,196,503
1,800	5.000%, 2/01/36 (AMT)	2/29 at 100.00	AAA	2,295,486
800	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Refunding First Lien Series 2021-1, 4.000%, 10/01/36	10/31 at 100.00	AA-	990,800
2,020	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2011A-1, 5.000%, 11/15/34	11/25 at 100.00	AA+	2,385,802
	Indiana Municipal Power Agency Power Supply System Revenue Bonds, Refunding Series 2016C:
1,240	5.000%, 1/01/27	7/26 at 100.00	A+	1,513,569
1,420	5.000%, 1/01/38	7/26 at 100.00	A+	1,715,559
1,000	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2013A, 5.250%, 1/01/32 (Pre-refunded 7/01/23)	7/23 at 100.00	A+ (5)	1,097,490
670	Indiana Municipal Power Agency, Power Supply System Revenue Bonds, Series 2017A, 5.000%, 1/01/42	1/28 at 100.00	A+	823,102
5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Community Justice Campus Bonds, Courthouse & Jail Project, Series 2019A, 5.000%, 2/01/49 (UB) (4)	2/29 at 100.00	AAA	6,250,350
1,625	Ivy Tech Community College, Indiana, Student Fee Revenue Bonds, Series 2018V, 5.000%, 7/01/36	7/28 at 100.00	AA	2,035,183
400	Knox County, Indiana, Economic Development Revenue and Refunding Bonds, Good Samaritan Hospital Project, Series 2012A, 5.000%, 4/01/27	4/22 at 100.00	Baa3	411,048
1,000	Lawrence Township School Building Corporation, Indiana, First Mortgage Bonds, Series 2020, 2.000%, 7/15/34	7/30 at 100.00	AA+	1,021,780
2,240	Lawrenceburg Multi-School Building Corporation, Indiana, Ad Valorem Property Tax First Mortgage Bonds, Series 2021, 4.000%, 7/15/39	7/31 at 100.00	AA+	2,745,478
	North Montgomery High School Building Corporation, Indiana, First Mortgage Bonds, Series 2018:
2,375	5.000%, 7/15/35	7/26 at 100.00	AA+	2,859,642
2,480	5.000%, 7/15/36	7/26 at 100.00	AA+	2,981,158
	Plymouth Multi-School Building Corporation, Indiana, First Mortgage Bonds, Series 2018:
1,655	5.000%, 1/15/34	7/28 at 100.00	AA+	2,086,359
3,655	5.000%, 7/15/36	7/28 at 100.00	AA+	4,574,269
	Richmond Hospital Authority, Indiana, Revenue Bonds, Reid Hospital Project, Refunding Series 2015A:
500	5.000%, 1/01/28	1/25 at 100.00	A	566,000
815	5.000%, 1/01/29	1/25 at 100.00	A	918,774

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Indiana (continued)
	Vinton-Tecumseh School Building Corporation, Tippecanoe County, Indiana, First Mortgage Bonds, Series 2021:
$ 1,200	3.000%, 7/15/39	1/31 at 100.00	AA+	$1,341,816
1,250	3.000%, 7/15/40	1/31 at 100.00	AA+	1,394,813
500	3.000%, 1/15/41	1/31 at 100.00	AA+	556,415
	Whitley County Middle School Building Corporation, Columbia City, Indiana, First Mortgage Bonds, Series 2019:
1,590	5.000%, 7/15/37	1/30 at 100.00	AA+	2,041,337
3,300	5.000%, 7/15/38	1/30 at 100.00	AA+	4,227,597
1,710	5.000%, 1/15/39	1/30 at 100.00	AA+	2,185,722
80,385	Total Indiana			99,179,984
	Iowa – 0.4%
	Des Moines Airport Authority, Iowa, Revenue Bonds, Refunding Capital Loan Notes Series 2012:
1,000	5.000%, 6/01/27 (AMT)	6/22 at 100.00	A2	1,038,010
1,000	5.000%, 6/01/28 (AMT)	6/22 at 100.00	A2	1,038,010
	Iowa Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Bonds, Senior Class 1 Series 2021A-2:
800	4.000%, 6/01/36	6/31 at 100.00	A-	982,920
800	4.000%, 6/01/37	6/31 at 100.00	A-	979,648
800	4.000%, 6/01/38	6/31 at 100.00	A-	976,384
1,000	4.000%, 6/01/39	6/31 at 100.00	A-	1,216,420
1,000	4.000%, 6/01/40	6/31 at 100.00	A-	1,212,370
6,400	Total Iowa			7,443,762
	Kansas – 1.1%
1,075	Hutchinson, Kansas, Hospital Facilities Revenue Bonds, Hutchinson Regional Medical Center, Inc, Series 2016, 5.000%, 12/01/36	12/26 at 100.00	Ba1	1,252,848
4,000	Kansas Department of Transportation, Highway Revenue Bonds, Series 2018A, 5.000%, 9/01/36	9/27 at 100.00	AA	4,963,800
205	Kansas Power Pool, a Municipal Energy Agency Electric Utility Revenue Bonds, DogWood Facility, Series 2015A, 5.000%, 12/01/28	12/25 at 100.00	A3	242,697
1,250	Kansas State Independent College Finance Authority, Revenue Anticipation Notes, Ottawa University, Private Education Short-Term Loan Program, Series 2021C, 4.125%, 5/01/22	No Opt. Call	N/R	1,271,963
2,100	Kansas State Turnpike Authority, Turnpike Revenue Bonds, Refunding Series 2019A, 5.000%, 9/01/37	9/29 at 100.00	Aa2	2,738,379
1,495	Sedgwick County Unified School District 266 Maize, Harvey County, Kansas, General Obligation Bonds, Series 2019A, 4.000%, 9/01/31	9/27 at 100.00	AA	1,767,075
2,000	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, KU Health System, Refunding & Improvement Series 2015, 5.000%, 9/01/35	9/25 at 100.00	AA-	2,345,280
2,690	University of Kansas Hospital Authority, Health Facilities Revenue Bonds, University of Kansas Health System, Series 2019B, 5.000%, 3/01/33	3/30 at 100.00	AA-	3,547,195
14,815	Total Kansas			18,129,237

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Kentucky – 0.5%
$ 775	Carroll County, Kentucky, Environmental Facilities Revenue Bonds, Kentucky Utilities Company Project, Series 2008A, 2.000%, 2/01/32 (AMT)	6/31 at 100.00	A1	$812,347
750	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Owensboro Health, Refunding Series 2017A, 5.000%, 6/01/26	No Opt. Call	Baa2	882,165
1,180	Trimble County, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2016A, 1.300%, 9/01/44 (Mandatory Put 9/01/27) (AMT)	No Opt. Call	A1	1,198,916
	University of Louisville, Kentucky, Revenue Bonds, General Reciepts Series 2020A:
1,315	4.000%, 9/01/29 – AGM Insured	9/28 at 100.00	AA	1,588,454
1,415	2.000%, 9/01/32 – AGM Insured	9/28 at 100.00	AA	1,440,781
1,525	2.125%, 9/01/34 – AGM Insured	9/28 at 100.00	AA	1,556,796
6,960	Total Kentucky			7,479,459
	Louisiana – 2.2%
1,850	Ascension Parishwide School District, Louisiana, General Obligation Bonds, School Series 2020, 4.000%, 3/01/39	3/30 at 100.00	AA	2,246,732
	Cameron Parish School District 15, Louisiana, General Obligtion Bonds, Series 2021:
350	4.000%, 10/01/34	10/30 at 100.00	BBB	400,082
350	4.000%, 10/01/35	10/30 at 100.00	BBB	398,412
350	4.000%, 10/01/36	10/30 at 100.00	BBB	396,568
350	4.000%, 10/01/37	10/30 at 100.00	BBB	394,489
	Greater New Orleans Expressway Commission, Louisiana, Toll Revenue Bonds, Subordinate Lien Series 2017:
1,000	5.000%, 11/01/36 – AGM Insured	11/25 at 100.00	AA	1,182,030
805	5.000%, 11/01/37 – AGM Insured	11/25 at 100.00	AA	950,141
4,000	5.000%, 11/01/42 – AGM Insured	11/25 at 100.00	AA	4,689,360
200	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Lincoln Preparatory School Project, Series 2021A, 5.000%, 6/01/31, 144A	No Opt. Call	N/R	226,902
860	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Loyola University of New Orleans Project, Series 2021, 4.000%, 10/01/38	10/31 at 100.00	Baa1	1,048,073
	Louisiana Publc Facilities Authority, Lousiana, Revenue Bonds, Ochsner Clinic Foundation Project, Refunding Series 2017:
2,000	5.000%, 5/15/33	5/27 at 100.00	A	2,436,320
2,000	5.000%, 5/15/34	5/27 at 100.00	A	2,430,960
2,640	5.000%, 5/15/35	5/27 at 100.00	A	3,204,617
1,000	Louisiana Stadium and Exposition District, Revenue Bonds, Bond Anticipation Notes Series 2020, 5.000%, 7/03/23	1/23 at 100.00	BBB+	1,064,780
100	Louisiana State University and Agricultural and Mechanical College Board of Supervisors, Auxiliary Revenue Bonds, Refunding Series 2014, 5.000%, 7/01/22	No Opt. Call	A+	104,297
5,000	Louisiana State, General Obligation Bonds, Series 2021A, 5.000%, 3/01/39	3/31 at 100.00	Aa3	6,669,100
	New Orleans Aviation Board, Louisiana, General Airport Revenue Bonds, North Terminal Project, Series 2017B:
400	5.000%, 1/01/34 (AMT)	1/27 at 100.00	A2	482,820
500	5.000%, 1/01/35 (AMT)	1/27 at 100.00	A2	602,540
355	5.000%, 1/01/36 (AMT)	1/27 at 100.00	A2	426,806

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Louisiana (continued)
	Port New Orleans Board of Commissioners, Louisiana, Revenue Bonds, Port Facilities, Refunding Series 2018B:
$ 3,000	5.000%, 4/01/37 – AGM Insured (AMT)	4/28 at 100.00	AA	$3,635,070
860	5.000%, 4/01/38 – AGM Insured (AMT)	4/28 at 100.00	AA	1,039,026
2,000	Saint John the Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation Project, Refunding Series 2017B-1, 2.125%, 6/01/37 (Mandatory Put 7/01/24)	No Opt. Call	BBB-	2,078,440
29,970	Total Louisiana			36,107,565
	Maine – 0.1%
1,155	Portland, Maine, General Airport Revenue Bonds, Refunding Green Series 2019, 4.000%, 1/01/40	1/30 at 100.00	BBB+	1,341,763
	Maryland – 1.6%
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Series 2017B, 5.000%, 7/01/32	7/27 at 100.00	Baa3	291,943
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2012:
1,000	5.000%, 7/01/25	7/22 at 100.00	BBB+	1,043,090
1,000	5.000%, 7/01/26	7/22 at 100.00	BBB+	1,042,840
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa3	512,145
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2015:
1,200	4.000%, 7/01/35 (Pre-refunded 7/01/25)	7/25 at 100.00	A+ (5)	1,370,484
625	5.000%, 7/01/40 (Pre-refunded 7/01/25)	7/25 at 100.00	A+ (5)	738,056
2,120	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center Issue, Refunding Series 2015, 5.000%, 7/01/39 (Pre-refunded 7/01/24)	7/24 at 100.00	A (5)	2,415,888
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2017B, 5.000%, 7/01/28	7/27 at 100.00	A	1,253,610
650	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2021A, 3.000%, 7/01/38	7/31 at 100.00	Aa2	724,698
7,700	Prince George's County, Maryland, Certificates of Participation, University of Maryland Capital Region Medical Center, Series 2018, 5.000%, 10/01/48	10/28 at 100.00	AA+	9,648,177
5,000	Prince George's County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2018A, 5.000%, 7/15/31	7/28 at 100.00	AAA	6,425,200
21,045	Total Maryland			25,466,131
	Massachusetts – 1.9%
4,335	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Subordinated Series 2021A-1, 4.000%, 7/01/39	7/31 at 100.00	AA	5,381,642
1,660	Massachusetts Development Finance Agency, Revenue Bonds, Lahey Health System Obligated Group Issue, Series 2015F, 5.000%, 8/15/30	8/25 at 100.00	A	1,942,399

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Massachusetts (continued)
	Massachusetts Development Finance Agency, Revenue Bonds, Southcoast Health System Obligated Group Issue, Series 2021G:
$ 350	5.000%, 7/01/38	7/31 at 100.00	A-	$462,690
400	5.000%, 7/01/39	7/31 at 100.00	A-	527,424
	Massachusetts Development Finance Agency, Revenue Bonds, Suffolk University, Series 2021:
680	4.000%, 7/01/46	7/31 at 100.00	Baa2	807,167
2,355	4.000%, 7/01/51	7/31 at 100.00	Baa2	2,784,316
	Massachusetts Development Finance Agency, Revenue Bonds, Wellforce Issue, Series 2019A:
1,350	5.000%, 7/01/34	1/29 at 100.00	BBB+	1,688,337
1,255	5.000%, 7/01/36	1/29 at 100.00	BBB+	1,563,479
2,085	Massachusetts School Building Authority, Dedicated Sales Tax Revenue Bonds, Subordinated Series 2018B, 4.000%, 2/15/43	2/24 at 100.00	AA+	2,262,913
3,500	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017A, 5.000%, 4/01/37	4/27 at 100.00	Aa1	4,337,655
3,885	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2017F, 5.000%, 11/01/44	11/27 at 100.00	Aa1	4,888,418
4,000	Massachusetts State, General Obligation Bonds, Consolidated Loan, Series 2020D, 5.000%, 7/01/48	7/30 at 100.00	Aa1	5,179,280
25,855	Total Massachusetts			31,825,720
	Michigan – 2.2%
1,200	Byron Center Public Schools, Kent County, Michigan, General Obligation Bonds, School Building & Site Series 2020-I, 4.000%, 5/01/39	5/30 at 100.00	AA	1,467,576
	Coldwater Communiuty Schools, Branch County, Michigan, General Obligation Bonds, School Building & Site Series 2018:
510	5.000%, 5/01/41	5/28 at 100.00	AA	633,981
1,220	5.000%, 5/01/42	5/28 at 100.00	AA	1,513,544
100	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2016, 5.000%, 5/15/26	No Opt. Call	A2	121,325
1,000	Michigan Finance Authority, Distributable State Aid Revenue Bonds, Charter County of Wayne Criminal Justice Center Project, Senior Lien Series 2018, 5.000%, 11/01/43 (UB) (4)	11/28 at 100.00	Aa3	1,243,220
	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Calvin University, Refunding Series 2021:
505	5.000%, 9/01/36	9/31 at 100.00	A-	659,010
1,205	5.000%, 9/01/37	9/31 at 100.00	A-	1,567,609
385	Michigan Finance AuthorIty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Refunding Series 2017 Private Placement of 2017, 5.900%, 7/15/46, 144A	7/27 at 100.00	N/R	371,360
3,315	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011MI, 5.000%, 12/01/39 (Pre-refunded 12/01/21)	12/21 at 100.00	AA- (5)	3,368,968
4,450	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2015MI, 5.000%, 12/01/34 (Pre-refunded 6/01/22)	6/22 at 100.00	AA- (5)	4,632,272

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Michigan (continued)
$ 1,000	Michigan Finance Authority, Tobacco Settlement Asset- Backed Bonds, 2007 Sold Tobacco Receipts, Series 2020A-CL-1, 4.000%, 6/01/36	12/30 at 100.00	A-	$1,238,270
1,000	Michigan Mathematics & Science Initiative, Michigan, Public School Academy Revenue Bonds, Series 2021, 4.000%, 1/01/41	1/31 at 100.00	BB+	1,134,950
810	Michigan State, General Obligation Bonds, Environmental Program, Series 2020A, 4.000%, 5/15/40	5/30 at 100.00	Aa1	990,233
5,000	Michigan State, Trunk Line Fund Bonds, Rebuilding Michigan Program Series 2020B, 4.000%, 11/15/45 (UB) (4)	11/30 at 100.00	AA+	6,037,450
	Oakland University, Michigan, General Revenue Bonds, Series 2019:
930	5.000%, 3/01/39	3/29 at 100.00	A1	1,177,966
1,000	5.000%, 3/01/40	3/29 at 100.00	A1	1,264,550
1,025	5.000%, 3/01/41	3/29 at 100.00	A1	1,294,257
1,900	Ottawa County, Michigan, General Obligation Bonds, Refunding Water Supply System Series 2015, 5.000%, 8/01/30	2/25 at 100.00	Aaa	2,211,733
	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital Obligated Group, Refunding Series 2014D:
1,330	5.000%, 9/01/31	3/24 at 100.00	A+	1,488,323
2,200	5.000%, 9/01/33	3/24 at 100.00	A+	2,457,048
1,140	Wayne State University, Michigan, General Revenue Bonds, Series 2018A, 5.000%, 11/15/35	11/25 at 100.00	Aa3	1,348,084
31,225	Total Michigan			36,221,729
	Minnesota – 0.7%
4,580	Forest Lake, Minnesota Charter School Lease Revenue Bonds, North Lakes Academy, Refunding Series 2021A, 5.000%, 7/01/41	7/31 at 100.00	N/R	5,241,810
710	Forest Lake, Minnesota, Charter School Lease Revenue Bonds, Lakes International Language Academy, Series 2014A, 4.500%, 8/01/26	8/22 at 102.00	BB+	747,339
	Saint Paul Housing & Redevelopment Authority, Minnesota, Charter School Lease Revenue Bonds, Community of Peace Academy Project, Series 2019:
1,155	3.000%, 12/01/29	No Opt. Call	BBB-	1,239,765
1,895	5.000%, 12/01/39	12/29 at 100.00	BBB-	2,338,146
1,165	Sauk Rapids, Minnesota, Health Care and Housing Facilities Revenue Bonds, Good Shepherd Luthran Home, Refunding Series 2013, 4.000%, 1/01/24	1/23 at 100.00	N/R	1,172,922
9,505	Total Minnesota			10,739,982
	Mississippi – 0.6%
750	Medical Center Educational Building Corporation, Mississippi, Revenue Bonds, University of Mississippi Medical Center Facilities Expansion and Renovation Project, Series 2012A, 5.000%, 6/01/41 (Pre-refunded 6/01/22)	6/22 at 100.00	Aa2 (5)	780,720
1,190	Mississippi Development Bank, Special Obligation Bonds, Harrison County, Mississippi Highway Refunding Project, Series 2013A, 5.000%, 1/01/26	No Opt. Call	AA-	1,424,251

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Mississippi (continued)
	Mississippi Development Bank, Special Obligation Bonds, Meridian Water and Sewer System, Green Series 2020:
$ 350	4.000%, 7/01/39 – BAM Insured	7/30 at 100.00	AA	$423,231
500	4.000%, 7/01/40 – BAM Insured	7/30 at 100.00	AA	603,450
2,500	4.000%, 7/01/45 – BAM Insured	7/30 at 100.00	AA	2,983,350
1,135	Mississippi Development Bank, Special Obligation Bonds, Rankin County School District General Obligation Project, Series 2019, 5.000%, 6/01/40	6/29 at 100.00	AA	1,442,733
2,000	Mississippi State, General Obligation Bonds, Series 2021A, 3.000%, 6/01/40	6/30 at 100.00	AA	2,248,980
8,425	Total Mississippi			9,906,715
	Missouri – 1.2%
	Central Southwest Missouri Community College District, Missouri, Certificates of Participation, Ozarks Technical Community College, Series 2021:
585	3.000%, 3/01/40	3/29 at 100.00	AA-	626,377
500	3.000%, 3/01/41	3/29 at 100.00	AA-	534,180
1,000	Greene County, Missouri, Certificates of Participation, Capital Projects, Series 2018, 5.000%, 9/01/36	9/28 at 100.00	Aa3	1,254,400
2,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, BJC Health System, Series 2021A, 3.000%, 7/01/38	7/31 at 100.00	AA	2,237,580
5,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Mercy Health, Series 2020, 4.000%, 6/01/50	6/30 at 100.00	A+	5,877,500
500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Children's Mercy Hospital, Series 2017A, 4.000%, 5/15/42 (UB) (4)	5/25 at 102.00	A+	558,670
	Saint Charles County Public Water Supply District 2, Missouri, Certificates of Participation, Missouri Project Series 2019:
250	4.000%, 12/01/35	12/25 at 100.00	AA+	283,945
430	4.000%, 12/01/37	12/25 at 100.00	AA+	485,616
850	4.000%, 12/01/38	12/25 at 100.00	AA+	954,924
835	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St Louis International Airport, Refunding Series 2019A, 5.000%, 7/01/39	7/29 at 100.00	A2	1,060,467
270	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	8/21 at 100.00	N/R	139,946
1,500	Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2017, 4.500%, 6/01/36	6/26 at 100.00	BBB	1,633,800
	Wentzville, Missouri, Certificates of Participation, Series 2019:
895	5.000%, 11/01/28	11/27 at 100.00	A3	1,121,569
590	5.000%, 11/01/30	11/27 at 100.00	A3	733,877
1,040	5.000%, 11/01/31	11/27 at 100.00	A3	1,288,966
1,090	5.000%, 11/01/32	11/27 at 100.00	A3	1,348,614
17,335	Total Missouri			20,140,431

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Montana – 0.7%
	Bozeman, Montana, Tax Increment Revenue Bonds, Bozeman Midtown Urban Renewal District, Serie 2020:
$ 500	4.000%, 7/01/35 – AGM Insured	7/30 at 100.00	AA	$601,700
425	4.000%, 7/01/40 – AGM Insured	7/30 at 100.00	AA	505,134
510	Montana Facility Finance Authority, Hospital Revenue Bonds, Benefis Health System Obligated Group, Refunding Series 2016, 5.000%, 2/15/23	No Opt. Call	A+	546,185
	Montana Facility Finance Authority, Montana, Health Facilities Reveue Bonds, Bozeman Deaconess Health Services Obligated Group, Series 2018:
675	5.000%, 6/01/36	6/28 at 100.00	A	833,429
1,255	5.000%, 6/01/37	6/28 at 100.00	A	1,546,097
2,685	Montana State University, Facilities Revenue Bonds, Series 2018E, 5.000%, 11/15/43	11/27 at 100.00	Aa3	3,320,728
2,980	Yellowstone County K-12 School District 26 Lockwood, Montana, General Obligation Bonds, School Building Series 2018, 5.000%, 7/01/35	7/28 at 100.00	A	3,729,410
9,030	Total Montana			11,082,683
	Nebraska – 1.2%
	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Children's Hospital Obligated Group, Series 2017:
1,045	5.000%, 11/15/36	5/27 at 100.00	AA-	1,261,984
1,070	5.000%, 11/15/37	5/27 at 100.00	AA-	1,289,671
900	Douglas County Hospital Authority 3, Nebraska, Health Facilities Revenue Bonds, Nebraska Methodist Health System, Refunding Series 2015, 5.000%, 11/01/29	11/25 at 100.00	A	1,057,995
5,000	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2020, 5.000%, 1/15/32	7/30 at 100.00	AAA	6,743,800
	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Refunding Series 2017A:
1,000	5.000%, 7/01/27	No Opt. Call	BBB	1,235,030
1,500	5.000%, 7/01/28	7/27 at 100.00	BBB	1,816,365
525	Madison County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, Faith Regional Health Services Project, Series 2018, 5.000%, 7/01/29	7/25 at 100.00	BBB	606,522
600	Omaha Airport Authority, Nebraska, Airport Facilities Revenue Refunding Bonds, Series 2017A, 5.000%, 12/15/34 (AMT)	12/26 at 100.00	Aa3	728,034
1,000	Omaha Public Power District, Nebraska, Electric System Revenue Bonds, Series 2017A, 5.000%, 2/01/42	12/27 at 100.00	AA	1,240,760
2,800	Southeast Community College Area, Nebraska, Certificates of Participation, Series 2018, 5.000%, 12/15/47	6/28 at 100.00	Aa1	3,431,092
15,440	Total Nebraska			19,411,253
	Nevada – 0.9%
	Carson City, Nevada, Hospital Revenue Bonds, Carson Tahoe Regional Healthcare Project, Series 2017A:
505	5.000%, 9/01/31	9/27 at 100.00	A-	616,332
1,000	5.000%, 9/01/33	9/27 at 100.00	A-	1,214,950
4,000	Clark County, Nevada Airport Revenue Bonds, Senior Series 2015A, 5.000%, 7/01/40	7/25 at 100.00	Aa2	4,682,560

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Nevada (continued)
$ 115	Clark County, Nevada, Airport Revenue Bonds, Refunding Subordinate Lien Series 2019D, 5.000%, 7/01/25	No Opt. Call	Aa3	$136,194
2,000	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Refunding Water Improvement Series 2016A, 5.000%, 6/01/41 (UB) (4)	6/26 at 100.00	Aa1	2,386,620
	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 812 Summerlin Village 24, Series 2015:
1,190	4.000%, 12/01/23	No Opt. Call	N/R	1,259,508
950	4.250%, 12/01/24	No Opt. Call	N/R	1,035,120
450	Las Vegas, Nevada, Local Improvement Bonds, Special Improvement District 814 Summerlin Village 21& 24A, Series 2019, 3.250%, 6/01/24	No Opt. Call	N/R	472,833
2,425	Nevada System of Higher Education, Certificates of Participation, Series 2020A, 3.000%, 7/01/40	7/29 at 100.00	AA	2,572,440
12,635	Total Nevada			14,376,557
	New Hampshire – 0.5%
580	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2012, 5.000%, 7/01/27	7/22 at 100.00	BBB+	601,970
	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Catholic Medical Center, Series 2017:
3,145	5.000%, 7/01/35	7/27 at 100.00	BBB+	3,744,280
1,950	5.000%, 7/01/37	7/27 at 100.00	BBB+	2,312,485
750	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Concord Hospital, Series 2021A, 4.000%, 10/01/37	4/31 at 100.00	AA-	911,063
160	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth-Hitchcock Obligated Group, Series 2018A, 5.000%, 8/01/36	2/28 at 100.00	A	199,405
6,585	Total New Hampshire			7,769,203
	New Jersey – 2.8%
1,050	Essex County Improvement Authority, New Jersey, General Obligation Lease Revenue Bonds, Institute of Technology CHF-Newark, LLC-NJIT Student Housing Project, Series 2021A, 4.000%, 8/01/46 – BAM Insured	8/31 at 100.00	AA	1,270,164
	New Jersey Economic Development Authority, Charter School Revenue Bonds, North Star Academy Charter School of Newark, Series 2017:
460	5.000%, 7/15/23	No Opt. Call	BBB-	498,594
485	5.000%, 7/15/24	No Opt. Call	BBB-	544,500
510	5.000%, 7/15/25	No Opt. Call	BBB-	590,427
535	5.000%, 7/15/26	No Opt. Call	BBB-	636,318
560	5.000%, 7/15/27	No Opt. Call	BBB-	681,789
3,000	New Jersey Economic Development Authority, New Jersey, Transit Transportation Project Revenue Bonds, Series 2020A, 5.000%, 11/01/34	11/29 at 100.00	Baa1	3,823,860
1,000	New Jersey Economic Development Authority, School Facilities Construction Bonds, Refunding Series 2015XX, 5.000%, 6/15/25	No Opt. Call	Baa1	1,170,940

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	New Jersey Economic Development Authority, Special Facility Revenue Bonds, Port Newark Container Terminal LLC Project, Refunding Series 2017:
$ 1,755	5.000%, 10/01/22 (AMT)	No Opt. Call	Baa3	$1,842,715
1,525	5.000%, 10/01/23 (AMT)	No Opt. Call	Baa3	1,662,967
1,800	5.000%, 10/01/24 (AMT)	No Opt. Call	Baa3	2,031,264
1,000	5.000%, 10/01/37 (AMT)	10/27 at 100.00	Baa3	1,185,160
1,375	New Jersey Economic Development Authority, Water Facilities Revenue Bonds, New Jersey-American Water Company Inc Project, Refunding Series 2020A, 1.000%, 6/01/23	No Opt. Call	A+	1,393,274
5,000	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Refunding Series 2017, 5.000%, 10/01/29	4/28 at 100.00	Baa1	6,237,350
625	New Jersey State, General Obligation Bonds, Various Purpose Series 2014, 5.000%, 6/01/28	6/25 at 100.00	A3	730,106
2,235	New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement Revenue Notes, Series 2018A, 5.000%, 6/15/28	6/26 at 100.00	A+	2,677,597
1,700	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2009C, 5.250%, 6/15/32	12/24 at 100.00	Baa1	1,965,625
265	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012A, 5.000%, 6/15/42	6/22 at 100.00	Baa1	276,008
325	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2012AA, 5.000%, 6/15/33	6/22 at 100.00	Baa1	338,501
	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2013AA:
330	5.250%, 6/15/33	6/23 at 100.00	Baa1	359,050
645	5.000%, 6/15/36	6/23 at 100.00	Baa1	697,580
200	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2015AA, 5.250%, 6/15/32	6/25 at 100.00	Baa1	235,658
2,145	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2020AA, 5.000%, 6/15/37	12/30 at 100.00	Baa1	2,781,936
1,060	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2021A, 4.000%, 6/15/36	6/31 at 100.00	Baa1	1,284,731
2,000	New Jersey Turnpike Authority, Revenue Bonds, Refunding Series 2017A, 5.000%, 1/01/32	1/27 at 100.00	A+	2,450,120
	New Jersey Turnpike Authority, Revenue Bonds, Tender Option Bond Trust 2016-XF1057:
194	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (4)	7/22 at 100.00	N/R (5)	229,024
116	17.437%, 1/01/43 (Pre-refunded 7/01/22), 144A (IF) (4)	7/22 at 100.00	A+ (5)	136,754
900	Newark, New Jersey, General Obligation Bonds, Refunding General Improvement Series 2020A, 5.000%, 10/01/27 – AGM Insured	No Opt. Call	AA	1,116,648
	Passaic County Improvement Authority, New Jersey, County Guaranteed Governmental Loan Revenue Bond, Patterson City Board of Education Project, Green Series 2020:
500	3.000%, 2/01/39	2/30 at 100.00	Aa1	556,040
1,055	3.000%, 2/01/40	2/30 at 100.00	Aa1	1,171,018

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New Jersey (continued)
	South Jersey Port Corporation, New Jersey, Marine Terminal Revenue Bonds, Subordinate Series 2017B:
$ 2,100	5.000%, 1/01/34 (AMT)	1/28 at 100.00	Baa1	$2,556,120
1,300	5.000%, 1/01/35 (AMT)	1/28 at 100.00	Baa1	1,580,267
1,250	5.000%, 1/01/36 (AMT)	1/28 at 100.00	Baa1	1,516,250
39,000	Total New Jersey			46,228,355
	New Mexico – 0.3%
850	Albuquerque, New Mexico, Refuse Removal and Disposal Revenue Bonds, Series 2020, 5.000%, 7/01/38	7/30 at 100.00	AA	1,117,741
1,000	Las Cruces, New Mexico, Utility Revenue Bonds, Improvement Series 2018, 4.000%, 6/01/32	6/26 at 100.00	Aa3	1,149,450
2,880	New Mexico Hospital Equipment Loan Council, Hospital Revenue Bonds, Presbyterian Healthcare Services, Series 2012A, 5.000%, 8/01/42 (Pre-refunded 8/01/22)	8/22 at 100.00	AA (5)	3,021,408
4,730	Total New Mexico			5,288,599
	New York – 5.7%
	Build New York City Resource Corporation, New York, Revenue Bonds, Academic Leadership Charter School, Series 2021:
310	4.000%, 6/15/26	No Opt. Call	BBB-	356,078
300	4.000%, 6/15/28	No Opt. Call	BBB-	356,544
	Dormitory Authority of the State of New York, Revenue Bonds, Memorial Sloan Kettering Cancer Center, Series 2017-1:
1,750	4.000%, 7/01/36 (UB) (4)	7/27 at 100.00	AA	2,050,037
1,750	4.000%, 7/01/37 (UB) (4)	7/27 at 100.00	AA	2,048,095
3,000	Dormitory Authority of the State of New York, Revenue Bonds, Montefiore Obligated Group, Series 2020A, 3.000%, 9/01/50 – AGM Insured	3/30 at 100.00	AA	3,180,120
250	Dormitory Authority of the State of New York, Revenue Bonds, Northwell Healthcare Inc, Series 2019A, 5.000%, 5/01/30	5/29 at 100.00	A-	321,442
	Dormitory Authority of the State of New York, Revenue Bonds, NYU Langone Hospitals Obligated Group, Series 2020A:
2,670	4.000%, 7/01/50 (UB) (4)	7/30 at 100.00	A	3,154,712
2,670	4.000%, 7/01/53 (UB) (4)	7/30 at 100.00	A	3,147,610
300	Dormitory Authority of the State of New York, Revenue Bonds, Orange Regional Medical Center Obligated Group, Series 2017, 5.000%, 12/01/29, 144A	6/27 at 100.00	BBB-	369,087
750	Dormitory Authority of the State of New York, Revenue Bonds, Rockefeller University, Series 2012B, 5.000%, 7/01/38	7/22 at 100.00	Aa1	782,295
1,260	Hempstead Town Local Development Corporation, New York, Revenue Bonds, Molloy College Project, Refundng Series 2017, 5.000%, 7/01/37	7/27 at 100.00	BBB	1,502,046
4,500	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Second Indenture Fiscal 2017 Series A, 5.000%, 2/15/36	2/27 at 100.00	Aa3	5,465,205
320	Liberty Development Corporation, New York, Goldman Sachs Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35	No Opt. Call	A2	467,709
340	Liberty Development Corporation, New York, Goldman Sachs Headquarters Revenue Bonds Series 2007, 5.500%, 10/01/37	No Opt. Call	A2	522,974

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 1,455	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2014A, 5.000%, 9/01/44	9/24 at 100.00	A	$1,640,585
1,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2015B, 5.000%, 9/01/36	9/25 at 100.00	A	1,171,320
2,000	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2017, 5.000%, 9/01/36	9/27 at 100.00	A	2,487,260
150	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2015B, 5.000%, 11/15/33	5/25 at 100.00	A3	172,511
925	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Nazareth College of Rochester, Series 2017A, 5.000%, 10/01/31	10/27 at 100.00	BBB+	1,132,644
1,500	Monroe County Industrial Development Corporation, New York, Revenue Bonds, Rochester Regional Health Project, Series 2020A, 5.000%, 12/01/31	12/30 at 100.00	BBB+	1,996,140
2,500	Nassau County Tobacco Settlement Corporation, New York, Tobacco Settlement Asset-Backed Bonds, Refunding Series 2006A-2, 5.250%, 6/01/26	8/21 at 100.00	CCC+	2,563,050
250	Nassau County, New York, General Obligation Bonds, Refunding General Improvement Series 2017C, 5.000%, 10/01/29	10/27 at 100.00	A+	314,140
	New Rochelle Corporation, New York, Local Development Revenue Bonds, Iona College Project, Series 2015A:
1,245	5.000%, 7/01/31	7/25 at 100.00	BBB	1,415,677
370	5.000%, 7/01/32	7/25 at 100.00	BBB	419,939
1,020	New York City Industrial Development Agency, New York, PILOT Payment in Lieu of Taxes Revenue Bonds, Queens Baseball Stadium Project, Refunding Series 2021A, 3.000%, 1/01/39 – AGM Insured	1/31 at 100.00	AA	1,121,388
1,930	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2016 Series BB-1, 5.000%, 6/15/46 (UB) (4)	6/25 at 100.00	AA+	2,246,308
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2016 Subseries CC-1, 5.000%, 6/15/38	12/26 at 100.00	AA+	6,110,400
5,000	New York City Municipal Water Finance Authority, New York, Water and Sewer System Second General Resolution Revenue Bonds, Fiscal 2018 Series EE, 5.000%, 6/15/39	12/25 at 100.00	AA+	5,939,700
3,000	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2017 Series B-1, 5.000%, 8/01/38	8/26 at 100.00	AAA	3,621,090
2,500	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Subordinate Fiscal 2021 Subseries C-1, 4.000%, 5/01/39	11/30 at 100.00	AAA	3,048,550
775	New York City, New York, General Obligation Bonds, Fiscal 2017 Series A-1, 5.000%, 8/01/38 (UB) (4)	8/26 at 100.00	AA	938,409
5,000	New York City, New York, General Obligation Bonds, Fiscal 2019 Series D-1, 5.000%, 12/01/39	12/28 at 100.00	AA	6,347,200
	New York Counties Tobacco Trust VI, New York, Tobacco Settlement Pass-Through Bonds, Series Series 2016B:
540	5.000%, 6/01/29	6/26 at 100.00	A	643,313
250	5.000%, 6/01/31	6/26 at 100.00	A-	295,468
2,840	New York Liberty Development Corporation, New York, Liberty Revenue Bonds, 3 World Trade Center Project, Class 1 Series 2014, 5.000%, 11/15/44, 144A	11/24 at 100.00	N/R	3,152,400

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	New York (continued)
$ 3,000	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, New York City Municipal Water Finance Authority Projects-Second Resolution Bonds,, 5.000%, 6/15/42	6/27 at 100.00	AAA	$3,705,870
	New York State Environmental Facilities Corporation, State Clean Water and Drinking Water Revolving Funds Revenue Bonds, Pooled Loan Issue, Series 2005B:
500	5.500%, 10/15/27 (ETM)	No Opt. Call	AAA	646,300
1,000	5.500%, 4/15/35 (ETM)	No Opt. Call	AAA	1,461,630
100	New York State Thruway Authority, General Revenue Bonds, Series 2014J, 5.000%, 1/01/23	No Opt. Call	A1	106,828
5,000	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, General Purpose, Series 2020C, 5.000%, 3/15/43	9/30 at 100.00	AA+	6,485,500
1,065	New York Transportation Development Corporation, New York, Special Facilities Bonds, LaGuardia Airport Terminal B Redevelopment Project, Series 2016A, 4.000%, 7/01/33 (AMT)	7/24 at 100.00	BBB	1,161,510
	Newburgh, Orange County, New York, General Obligation Bonds, Deficit Liquidation, Series 2012B:
605	5.000%, 6/15/24	6/22 at 100.00	Baa2	630,725
635	5.000%, 6/15/25	6/22 at 100.00	Baa2	662,000
915	Newburgh, Orange County, New York, General Obligation Bonds, Series 2012A, 5.000%, 6/15/25 – AGC Insured	6/22 at 100.00	Baa2	953,906
1,530	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, Two Hundred Seventh Series 2018, 5.000%, 9/15/27 (AMT)	No Opt. Call	Aa3	1,917,931
600	Poughkeepsie City, New York, General Obligation Bonds, Refunding Public Improvement Series 2019, 5.000%, 6/01/31	6/26 at 100.00	Ba1	696,180
100	Suffolk County, New York, General Obligation Bonds, Public Improvement Series 2018A, 5.000%, 6/01/26 – AGM Insured	No Opt. Call	AA	120,699
260	Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds, Refunding Subordinate Lien Series 2017A2, 5.000%, 11/15/42	5/27 at 100.00	AA-	319,010
2,895	Triborough Bridge and Tunnel Authority, New York, General Revenue Bonds, MTA Bridges & Tunnels, Series 2020A, 5.000%, 11/15/54	11/30 at 100.00	AA-	3,753,541
465	Yonkers Economic Development Corporation, New York, Educational Revenue Bonds, Lamartine/Warburton LLC-Charter School of Educational Excellence Project, Series 2019A, 5.000%, 10/15/54	10/29 at 100.00	N/R	545,045
78,090	Total New York			93,668,121
	North Carolina – 2.3%
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Refunding Series 2017B:
1,000	5.000%, 7/01/42 (AMT)	7/27 at 100.00	Aa3	1,221,550
1,000	5.000%, 7/01/47 (AMT)	7/27 at 100.00	Aa3	1,210,520
	Charlotte, North Carolina, Airport Revenue Bonds, Charlotte Douglas International, Series 2019B:
890	5.000%, 7/01/29 (AMT)	No Opt. Call	Aa3	1,162,002
935	5.000%, 7/01/30 (AMT)	7/29 at 100.00	Aa3	1,208,712
985	5.000%, 7/01/31 (AMT)	7/29 at 100.00	Aa3	1,270,423

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	North Carolina (continued)
$ 4,080	Charlotte, North Carolina, Water and Sewer System Revenue Bonds, Refunding Series 2015, 5.000%, 7/01/40	7/25 at 100.00	AAA	$4,793,714
	New Hanover County, North Carolina, Limited Obligation Bonds, New Hanover County Financing Corporation, Series 2021:
1,635	4.000%, 8/01/33	8/31 at 100.00	AA+	2,088,729
1,635	4.000%, 8/01/34	8/31 at 100.00	AA+	2,081,191
	North Carolina Capital Facilities Finance Agency, Revenue Bonds, Duke University Project, Series 2015 A:
125	5.000%, 10/01/41 (Pre-refunded 10/01/25) (UB) (4)	10/25 at 100.00	AA+ (5)	149,448
1,020	5.000%, 10/01/55 (Pre-refunded 10/01/25) (UB) (4)	10/25 at 100.00	AA+ (5)	1,219,492
350	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Refunding Series 1993B, 6.000%, 1/01/22 – FGIC Insured (ETM)	No Opt. Call	Baa2 (5)	358,543
	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2012A:
1,000	5.000%, 1/01/25 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	1,045,080
1,500	5.000%, 1/01/26 (Pre-refunded 7/01/22)	7/22 at 100.00	N/R (5)	1,567,620
3,155	North Carolina Medial Care Commission, Health Care Facilities Revenue Bonds, Rex Healthcare, Series 2020A, 4.000%, 7/01/49 (UB) (4)	1/30 at 100.00	AA-	3,653,238
	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Lutheran Services for the Aging, Series 2021A:
305	5.000%, 3/01/28	No Opt. Call	N/R	368,013
2,500	4.000%, 3/01/51	3/28 at 103.00	N/R	2,757,475
750	North Carolina Medical Care Commission, Retirement Facilities First Mortgage Revenue Bonds, United Methodist Retirement Homes, Refunding Series 2017A, 5.000%, 10/01/37	10/23 at 103.00	BBB	826,695
3,500	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Series 2018, 5.000%, 1/01/31	1/29 at 100.00	BBB	4,418,820
1,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Refunding Senior Lien Series 2017, 5.000%, 1/01/32	1/27 at 100.00	BBB	1,197,450
	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2017A:
1,110	5.000%, 5/01/31 (AMT)	5/27 at 100.00	Aa3	1,365,866
1,750	5.000%, 5/01/32 (AMT)	5/27 at 100.00	Aa3	2,152,815
1,135	5.000%, 5/01/33 (AMT)	5/27 at 100.00	Aa3	1,396,039
500	Raleigh Durham Airport Authority, North Carolina, Airport Revenue Bonds, Refunding Series 2020A, 5.000%, 5/01/33 (AMT)	5/30 at 100.00	Aa3	651,260
31,860	Total North Carolina			38,164,695
	North Dakota – 0.2%
1,365	North Dakota Public Finance Authority, Capital Financing Program Revenue Bonds, Series 2015B, 5.250%, 6/01/27	6/25 at 100.00	AA-	1,613,225
1,485	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2017C, 5.000%, 6/01/34	6/28 at 100.00	BBB-	1,753,310
2,850	Total North Dakota			3,366,535

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio – 3.1%
	Bethel Local School District, Miami County, Ohio, Certificates of Participation, Series 2020:
$ 500	4.000%, 12/01/32 – BAM Insured	6/28 at 100.00	AA	$584,140
1,000	4.000%, 12/01/36 – BAM Insured	6/28 at 100.00	AA	1,159,180
	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Refunding Senior Lien Series 2020A-2 Class 1:
975	4.000%, 6/01/37	6/30 at 100.00	A-	1,179,146
945	4.000%, 6/01/38	6/30 at 100.00	A-	1,139,613
945	4.000%, 6/01/39	6/30 at 100.00	A-	1,135,692
	City of Elyria, Ohio, General Obligation Various Purpose Bonds, Series 2018:
1,315	5.000%, 12/01/39 – BAM Insured (Pre-refunded 6/01/23)	6/23 at 100.00	AA (5)	1,433,140
3,045	5.000%, 12/01/43 – BAM Insured (Pre-refunded 6/01/23)	6/23 at 100.00	AA (5)	3,318,563
2,920	Cleveland, Ohio, General Obligation Bonds, Various Purpose Series 2019A, 4.000%, 12/01/34	12/29 at 100.00	AA+	3,564,765
	Cleveland, Ohio, Income Tax Revenue Bonds, Bridges & Roadways Improvements, Subordinate Lien Series 2015A-2:
115	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	N/R (5)	126,660
335	5.000%, 10/01/37 (Pre-refunded 10/01/23)	10/23 at 100.00	AA+ (5)	370,503
870	Cleveland, Ohio, Income Tax Revenue Bonds, Public Facilities Improvements, Subordinate Lien Series 2018A, 5.000%, 10/01/38	4/28 at 100.00	AA	1,080,836
1,000	Cuyahoga Community College District, Ohio, General Obligation Bonds, Facilities Construction & Improvement Series 2018, 5.000%, 12/01/37	6/26 at 100.00	Aa1	1,195,410
2,000	Franklin County, Ohio, Hospital Facilities Revenue Bonds, OhioHealth Corporation, Series 2015, 5.000%, 5/15/35	5/25 at 100.00	AA+	2,313,360
	Franklin County, Ohio, Sales Tax Revenue Bonds, Various Purpose Series 2018:
2,250	5.000%, 6/01/36	6/28 at 100.00	AAA	2,836,597
2,250	5.000%, 6/01/37	6/28 at 100.00	AAA	2,830,230
5,000	Hamilton County, Ohio, Hospital Facilities Revenue Bonds, Cincinnati Children's Hospital Medical Center, Series 2019CC, 5.000%, 11/15/49	No Opt. Call	AA	7,929,700
550	Muskingum County, Ohio, Hospital Facilities Revenue Bonds, Genesis HealthCare System Obligated Group Project, Series 2013, 5.000%, 2/15/27	2/23 at 100.00	BB+	585,508
	Ohio Higher Educational Facility Commission, Revenue Bonds, Kenyon College, Series 2017:
500	5.000%, 7/01/34	7/27 at 100.00	A	608,915
495	5.000%, 7/01/42	7/27 at 100.00	A	598,049
455	Ohio Higher Educational Facility Commission, Senior Hospital Parking Revenue Bonds, University Circle Incorporated 2020 Project, Series 2020, 5.000%, 1/15/37	1/30 at 100.00	A3	575,156
2,500	Ohio State, Capital Facilities Lease-Appropriation Bonds, Special Obligation, Administrative Building Fund Projects, Series 2017A, 5.000%, 4/01/35	4/27 at 100.00	AA	3,050,225
3,350	Ohio State, General Obligation Bonds, Common Schools Series 2019A, 5.000%, 6/15/35	6/29 at 100.00	AA+	4,371,113
2,040	Ohio State, Hospital Revenue Bonds, Cleveland Clinic Health System Obligated Group, Refunding Series 2017A, 5.000%, 1/01/32	1/28 at 100.00	AA	2,577,581
2,450	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2019, 5.000%, 6/01/44	12/29 at 100.00	AAA	3,179,585

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Ohio (continued)
$ 2,245	Ross County, Ohio, Hospital Facilities Revenue Bonds, Adena Health System Obligated Group Project, Refunding & Improvement Series 2019, 5.000%, 12/01/44	12/29 at 100.00	A-	$ 2,814,557
40,050	Total Ohio			50,558,224
	Oklahoma – 0.5%
2,000	Edmond Public Works Authority, Oklahoma, Sales Tax and Utility Systems Revenue Bonds, Series 2017, 5.000%, 7/01/42	7/27 at 100.00	AA-	2,455,940
	Kingfisher Special Projects Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Kingfisher Public Schools Project, Series 2020:
550	4.000%, 3/01/24	No Opt. Call	A	600,627
2,170	4.000%, 3/01/28	No Opt. Call	A	2,587,313
500	Marshall County Educational Facilities Authority, Oklahoma, Lease Revenue Bonds, Madill Public Schools Project, Series 2017A, 5.000%, 9/01/32	9/27 at 100.00	A-	617,135
1,370	Oklahoma State Turnpike Authority, Turnpike System Revenue Bonds, Second Senior Series 2017A, 5.000%, 1/01/37	1/26 at 100.00	AA-	1,620,011
6,590	Total Oklahoma			7,881,026
	Oregon – 0.4%
950	Clatsop County, Oregon, General Obligation Bonds, Series 2019, 5.000%, 6/15/38	6/29 at 100.00	Aa2	1,219,961
750	Klamath Falls Intercommunity Hospital Authority, Oregon, Revenue Bonds, Sky Lakes Medical Center Project, Series 2012, 5.000%, 9/01/21	No Opt. Call	A	752,768
2,000	Lane County School District 4J Eugene, Oregon, General Obligation Bonds, Series 2017, 5.000%, 6/15/31	6/27 at 100.00	Aa1	2,485,140
245	Oregon Special Districts Association, Certificates of Participation, Flexlease Program, Series 2013A, 4.000%, 1/01/24	1/22 at 100.00	N/R	248,114
1,060	Oregon State, General Obligation Bonds, Article XI-M Seismic Projects Series 2017C, 5.000%, 6/01/34	6/27 at 100.00	AA+	1,311,559
5,005	Total Oregon			6,017,542
	Pennsylvania – 3.9%
650	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2016, 5.000%, 10/15/22	No Opt. Call	Baa3	684,138
100	Allentown Neighborhood Improvement Zone Development Authority, Pennsylvania, Tax Revenue Bonds, City Center Project, Series 2018, 5.000%, 5/01/33, 144A	5/28 at 100.00	Ba3	120,729
	Berks County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Tower Health Project, Series 2017:
420	5.000%, 11/01/21	No Opt. Call	BB-	422,940
650	5.000%, 11/01/24	No Opt. Call	BB-	710,658
710	5.000%, 11/01/29	11/27 at 100.00	BB-	811,473
50	5.000%, 11/01/37	11/27 at 100.00	BB-	56,039
160	4.000%, 11/01/47	11/27 at 100.00	BB-	163,458
	Berks County Municipal Authority, Pennsylvania, Revenue Bonds, Reading Hospital & Medical Center Project, Series 2012A:
1,300	5.000%, 11/01/40	5/22 at 100.00	BB-	1,322,217
1,155	5.000%, 11/01/44	5/22 at 100.00	BB-	1,173,734

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 835	Bucks County Industrial Development Authority, Pennsylvania, Hospital Revenue Bonds, Saint Luke's University Health Network Project, Series 2021, 3.000%, 8/15/53	8/30 at 100.00	A-	$875,706
1,000	Central Bradford Progress Authority, Pennsylvania, Revenue Bonds, Guthrie Health, Refunding Series 2011, 5.000%, 12/01/26 (Pre-refunded 12/01/21)	12/21 at 100.00	A+ (5)	1,016,120
2,595	Chester County Health and Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Main Line Health System, Series 2020A, 4.000%, 9/01/41	9/30 at 100.00	AA	3,123,550
	Delaware County Authority, Pennsylvania, Revenue Bonds, Elwyn, Inc Project, Series 2017:
1,750	5.000%, 6/01/32	6/25 at 102.00	BB	1,923,583
1,760	5.000%, 6/01/37	6/25 at 102.00	BB	1,917,731
700	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2015, 5.000%, 8/01/31	8/25 at 100.00	AA-	818,020
1,350	Doylestown Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Series 2019A, 5.000%, 7/01/49	7/29 at 100.00	BBB-	1,622,565
1,140	Lancaster County Hospital Authority, Pennsylvania, Health System Revenue Bonds, Lancaster General Hospital Project, Tender Option Bond Trust 2015-XF0065, 17.722%, 7/01/42 (Pre-refunded 1/01/22), 144A (IF)	1/22 at 100.00	N/R (5)	1,230,835
	Luzerne County, Pennsylvania, General Obligation Bonds, Refunding Series 2017A:
1,000	5.000%, 12/15/26	No Opt. Call	AA	1,212,110
500	5.000%, 12/15/27	No Opt. Call	AA	621,320
	Luzerne County, Pennsylvania, General Obligation Bonds, Refunding Series 2017B:
500	5.000%, 12/15/26	No Opt. Call	AA	606,055
500	5.000%, 12/15/27	No Opt. Call	AA	621,320
3,600	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Series 2018A, 5.000%, 9/01/34	9/28 at 100.00	A	4,536,756
1,000	Pennsylvania Economic Development Financing Authority, Private Activity Revenue Bonds, Pennsylvania Rapid Bridge Replacement Project, Series 2015, 4.125%, 12/31/38 (AMT)	6/26 at 100.00	BBB	1,122,090
2,290	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Refunding Series 2015A, 5.000%, 9/01/45	3/25 at 100.00	A	2,618,317
	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health System, Series 2019:
2,000	4.000%, 8/15/44 (UB) (4)	8/29 at 100.00	AA	2,370,880
3,000	4.000%, 8/15/49 (UB) (4)	8/29 at 100.00	AA	3,527,220
500	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2015A-1, 5.000%, 12/01/45	6/25 at 100.00	A+	578,035
5,385	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2019A, 5.000%, 12/01/38	12/29 at 100.00	A1	7,000,554
3,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Subordinate Series 2021A, 4.000%, 12/01/44	12/30 at 100.00	A	3,630,323
1,845	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Thomas Jefferson University, Fixed Rate Series 2017A, 5.000%, 9/01/36	3/27 at 100.00	A	2,240,457
430	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Thirteenth Series 2015, 5.000%, 8/01/27	8/25 at 100.00	A	506,256

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$ 1,500	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2015A, 5.000%, 6/15/26 (AMT)	6/25 at 100.00	A2	$1,753,350
3,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Refunding Series 2017B, 5.000%, 7/01/35 (AMT)	7/27 at 100.00	A2	3,668,250
600	Pittsburgh Water and Sewer Authority, Pennsylvania, Water and Sewer System Revenue Bonds, First Lien Series 2019A, 5.000%, 9/01/32 – AGM Insured	9/29 at 100.00	AA	783,876
4,740	Southcentral Pennsylvania General Authority, Revenue Bonds, Wellspan Health Obligated Group, Series 2019A, 5.000%, 6/01/38 (UB) (4)	6/29 at 100.00	Aa3	6,080,614
725	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2017, 5.000%, 1/01/35 (AMT)	1/28 at 100.00	Baa3	860,677
590	Upper Merion Area School District, Montgomery County, Pennsylvania, General Obligation Bonds, Series 2016, 5.000%, 1/15/35	1/25 at 100.00	Aa1	680,164
53,080	Total Pennsylvania			63,012,120
	Rhode Island – 0.4%
1,500	Rhode Island Health and Educational Building Corporation, Higher Education Facility Revenue Bonds, Providence College, Refunding Series 2015, 5.000%, 11/01/40	11/25 at 100.00	A	1,744,650
	Rhode Island Health and Educational Building Corporation, Hospital Financing Revenue Bonds, Lifespan Obligated Group, Refunding Series 2016:
1,500	5.000%, 5/15/30	5/26 at 100.00	BBB+	1,754,340
2,200	5.000%, 5/15/31	5/26 at 100.00	BBB+	2,563,066
5,200	Total Rhode Island			6,062,056
	South Carolina – 1.2%
	Charleston County Airport District, South Carolina, Airport Revenue Bonds, Series 2019:
1,000	5.000%, 7/01/36	7/29 at 100.00	A1	1,291,630
800	5.000%, 7/01/37	7/29 at 100.00	A1	1,030,672
3,005	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, Wofford College, Series 2019, 5.000%, 4/01/49	4/29 at 100.00	A-	3,629,349
	South Carolina Jobs-Economic Development Authority, Economic Development Revenue Bonds, York Preparatory Academy Project, Series 2014A:
120	5.750%, 11/01/23	No Opt. Call	N/R	125,087
180	7.000%, 11/01/33	11/24 at 100.00	N/R	202,446
785	South Carolina State Ports Authority, Revenue Bonds, Series 2015, 5.000%, 7/01/33 (Pre-refunded 7/01/25) (AMT)	7/25 at 100.00	A+ (5)	926,999
	South Carolina State Ports Authority, Revenue Bonds, Series 2018:
2,840	5.000%, 7/01/34 (AMT)	7/28 at 100.00	A+	3,556,986
450	5.000%, 7/01/48 (AMT)	7/28 at 100.00	A+	555,035
2,525	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2012A, 5.000%, 10/01/29 (Pre-refunded 10/01/21)	10/21 at 100.00	Aa3 (5)	2,545,200
	Spartanburg County School District 7, South Carolina, General Obligation Bonds, Series 2018B:
825	5.000%, 3/01/30	3/29 at 100.00	Aa1	1,079,471
1,495	5.000%, 3/01/38	3/29 at 100.00	Aa1	1,921,165

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	South Carolina (continued)
	Spartanburg Regional Health Services District, Inc, South Carolina, Hosptial Revenue Bonds, Series 2020A:
$ 1,000	5.000%, 4/15/33 – AGM Insured	4/30 at 100.00	AA	$1,311,790
1,050	5.000%, 4/15/35 – AGM Insured	4/30 at 100.00	AA	1,370,281
16,075	Total South Carolina			19,546,111
	South Dakota – 0.3%
250	Lincoln County, South Dakota, Economic Development Revenue Bonds, The Augustana College Association Project, Series 2021A, 4.000%, 8/01/41	8/31 at 100.00	BBB-	288,665
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Avera Health, Refunding Series 2017, 5.000%, 7/01/35	7/27 at 100.00	AA-	1,215,090
2,765	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Regional Health, Refunding Series 2017, 5.000%, 9/01/40	9/27 at 100.00	AA-	3,346,618
4,015	Total South Dakota			4,850,373
	Tennessee – 0.8%
1,820	Greeneville Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Ballad Health, Series 2018A, 5.000%, 7/01/35	7/28 at 100.00	A	2,270,850
1,400	Knox County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc, Series 2017, 5.000%, 4/01/27	No Opt. Call	BBB	1,716,106
	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Knowledge Academy Charter School, Series 2017A:
105	0.000%, 6/15/27, 144A (7)	No Opt. Call	N/R	63,000
300	5.000%, 6/15/37, 144A (7)	6/27 at 100.00	N/R	180,000
830	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University Medical Center, Series 2016A, 5.000%, 7/01/35	7/26 at 100.00	A3	1,001,212
1,500	Metropolitan Government of Nashville-Davidson County, Tennessee, Water and Sewerage Revenue Bonds, Series 2013, 5.000%, 7/01/40	7/23 at 100.00	AA	1,633,590
1,350	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2015B, 5.000%, 7/01/32 (AMT)	7/25 at 100.00	A1	1,571,805
3,000	Tennergy Corporation, Tennessee, Gas Revenue Bonds, Series 2021A, 4.000%, 12/01/51 (Mandatory Put 9/01/28)	6/28 at 100.68	A1	3,610,080
1,245	Tennessee State School Bond Authority, Higher Educational Facilities Second Program Bonds, Refunding Series 2015B, 5.000%, 11/01/35 (Pre-refunded 11/01/25)	11/25 at 100.00	AA+ (5)	1,489,842
11,550	Total Tennessee			13,536,485
	Texas – 15.8%
1,535	Alamo Community College District, Bexar County, Texas, General Obligation Bonds, Refunding Limited Tax Series 2017, 5.000%, 8/15/36	8/27 at 100.00	AAA	1,917,568
2,000	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Great Hearts America - Texas, Series 2021A, 3.000%, 8/15/41	8/31 at 100.00	Aaa	2,205,420
560	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Refunding Series 2017A, 5.000%, 12/01/35	6/27 at 100.00	AAA	684,673
1,335	Arlington Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2016A, 2.750%, 12/01/26	No Opt. Call	BBB-	1,387,212

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,090	Arlington, Texas, General Obligation Bonds, Refunding Permanent Improvement Series 2020, 4.000%, 8/15/22	No Opt. Call	AAA	$1,133,916
250	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds, Highland Campus - Building 3000 Project, Series 2018A, 5.000%, 8/01/31	8/27 at 100.00	AA	309,333
485	Austin Community College District Public Facility Corporation, Texas, Lease Revenue Bonds, Round Rock Campus, Refunding Series 2015, 5.000%, 8/01/27	8/25 at 100.00	AA	570,588
	Austin Convention Enterprises Inc, Texas, Convention Center Hotel Revenue Bonds, Refunding First Tier Series 2017A:
500	5.000%, 1/01/32	1/27 at 100.00	BB+	571,640
500	5.000%, 1/01/33	1/27 at 100.00	BB+	569,950
	Austin, Texas, Airport System Revenue Bonds, Series 2017A:
890	5.000%, 11/15/35	11/26 at 100.00	A1	1,078,377
5,000	5.000%, 11/15/41	11/26 at 100.00	A1	6,077,750
5,000	Austin, Texas, Airport System Revenue Bonds, Series 2017B, 5.000%, 11/15/46 (AMT)	11/26 at 100.00	A1	6,024,150
2,000	Austin, Texas, Airport System Revenue Bonds, Series 2019B, 5.000%, 11/15/33 (AMT)	11/29 at 100.00	A1	2,590,580
3,200	Austin, Texas, Electric Utility System Revenue Bonds, Refunding Series 2015A, 5.000%, 11/15/45 (UB) (4)	11/25 at 100.00	AA	3,733,760
	Brazoria County Municipal Utility District 28, Texas, General Obligation Bonds, Refunding Series 2021:
285	3.000%, 9/01/26 – AGM Insured	No Opt. Call	AA	315,598
910	2.000%, 9/01/27 – AGM Insured	9/26 at 100.00	AA	955,118
645	2.000%, 9/01/28 – AGM Insured	9/26 at 100.00	AA	672,535
985	2.000%, 9/01/29 – AGM Insured	9/26 at 100.00	AA	1,020,027
505	2.000%, 9/01/30 – AGM Insured	9/26 at 100.00	AA	519,392
520	2.000%, 9/01/31 – AGM Insured	9/26 at 100.00	AA	530,494
360	2.000%, 9/01/32 – AGM Insured	9/26 at 100.00	AA	365,137
1,750	Brazoria County Toll Road Authority, Texas, Toll Road Revenue Bond, Refunding Limited Contract Tax & Subordinate Lien Series 2020, 5.000%, 3/01/49	3/27 at 100.00	AA+	2,087,435
1,825	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Senior Lien Series 2013A, 5.000%, 1/01/33 (Pre-refunded 1/01/23)	1/23 at 100.00	A- (5)	1,952,129
1,210	Central Texas Regional Mobility Authority, Revenue Bonds, Refunding Subordinate Lien Series 2016, 5.000%, 1/01/28	1/26 at 100.00	BBB+	1,432,422
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien Series 2021B:
900	5.000%, 1/01/38	1/31 at 100.00	A-	1,184,472
1,150	5.000%, 1/01/39	1/31 at 100.00	A-	1,509,754
	Central Texas Regional Mobility Authority, Revenue Bonds, Senior Lien, Series 2015A:
360	5.000%, 1/01/35	7/25 at 100.00	A-	417,546
1,695	5.000%, 1/01/40	7/25 at 100.00	A-	1,954,420
205	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Idea Public Schools, Series 2011, 4.800%, 8/15/21 (ETM)	No Opt. Call	A- (5)	205,322
95	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education Charter School, Series 2013A, 3.100%, 12/01/22	No Opt. Call	BBB-	96,033

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 150	Corpus Christi, Texas, General Obligation Bonds, General Improvement Series 2013, 5.000%, 3/01/27 (Pre-refunded 3/01/23)	3/23 at 100.00	AA (5)	$161,684
4,120	Cypress-Fairbanks Independent School District, Harris County, Texas, General Obligation Bonds, Refunding Series 2015, 4.000%, 2/15/32	2/25 at 100.00	AAA	4,620,827
5,345	Dallas Area Rapid Transit, Texas, Sales Tax Revenue Bonds, Refunding Series 2016A, 5.000%, 12/01/41	12/25 at 100.00	AA+	6,311,697
5,980	Dallas-Fort Worth International Airport, Texas, Joint Revenue Bonds, Improvement Series 2014B, 4.500%, 11/01/45 (AMT)	11/22 at 100.00	A+	6,254,004
820	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2013A, 6.625%, 9/01/31	9/23 at 100.00	N/R	910,922
100	Fort Bend County Municipal Utility District 169, Texas, Contract Revenue Bonds, Water/Sewer/Drainage Facilities, Series 2013, 4.750%, 12/01/35 – AGM Insured	12/21 at 100.00	AA	101,384
290	Galveston County Municipal Utuility District 56, Texas, General Obligation Bonds, Series 2020, 4.500%, 12/01/25 – AGM Insured	No Opt. Call	AA	341,985
	Garland, Dallas, Collin and Rockwell Counties, Texas, Electric Utility System Revenue Bonds, Refunding Series 2019:
1,280	5.000%, 3/01/30	3/29 at 100.00	AA-	1,627,354
1,190	5.000%, 3/01/31	3/29 at 100.00	AA-	1,515,989
1,790	5.000%, 3/01/32	3/29 at 100.00	AA-	2,270,167
	Garland, Dallas, Collin and Rockwell Counties, Texas, Electric Utility System Revenue Bonds, Refunding Series 2019A:
350	4.000%, 3/01/34	3/30 at 100.00	AA-	422,040
370	4.000%, 3/01/35	3/30 at 100.00	AA-	442,202
390	4.000%, 3/01/36	3/30 at 100.00	AA-	466,288
540	4.000%, 3/01/37	3/30 at 100.00	AA-	643,831
590	4.000%, 3/01/38	3/30 at 100.00	AA-	701,870
500	4.000%, 3/01/39	3/30 at 100.00	AA-	593,420
1,000	Garland, Dallas, Collin and Rockwell Counties, Texas, Electric Utility System Revenue Bonds, Refunding Series 2020, 4.000%, 3/01/45	3/30 at 100.00	AA-	1,182,220
	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Refunding First Tier Series 2020C:
4,165	4.000%, 10/01/45 (UB) (4)	4/30 at 100.00	A+	4,960,307
4,990	4.000%, 10/01/49	4/30 at 100.00	A+	5,904,168
5,000	Grand Parkway Transportation Corporation, Texas, System Toll Revenue Bonds, Subordinate Lien Series 2018A Tela Supported, 5.000%, 10/01/43 (UB) (4)	4/28 at 100.00	AA+	6,245,200
	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvement District 2, Series 2017:
955	4.500%, 9/01/32	9/27 at 100.00	BBB-	1,108,459
1,230	4.500%, 9/01/32	9/27 at 100.00	BBB-	1,427,649
9,000	Harris County Flood Control District, Texas, Contract Tax Bonds, Refunding Series 2017A, 4.000%, 10/01/37	10/27 at 100.00	AAA	10,543,050
6,000	Highland Park Independent School District, Dallas County, Texas, General Obligation Bonds, School Building Series 2016, 4.000%, 2/15/33	2/25 at 100.00	Aaa	6,711,420

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018A:
$ 2,625	5.000%, 7/01/31 (AMT)	7/28 at 100.00	A1	$3,313,170
2,000	5.000%, 7/01/35 (AMT)	7/28 at 100.00	A1	2,505,980
1,750	5.000%, 7/01/36 (AMT)	7/28 at 100.00	A1	2,187,780
1,665	Houston, Texas, Airport System Revenue Bonds, Refunding & Subordinate Lien Series 2018C, 5.000%, 7/01/32 (AMT)	7/28 at 100.00	AA	2,099,981
1,630	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series Series 2012A, 5.000%, 7/01/29 (Pre-refunded 7/01/22) (AMT)	7/22 at 100.00	A (5)	1,701,166
2,000	Houston, Texas, Airport System Revenue Bonds, Refunding Subordinate Lien Series 2021A, 4.000%, 7/01/46 (AMT)	7/31 at 100.00	A1	2,378,000
2,855	Houston, Texas, General Obligation Bonds, Refunding Public Improvement Series 2013A, 5.000%, 3/01/28 (Pre-refunded 3/01/23)	3/23 at 100.00	AA (5)	3,077,376
2,500	Keller Independent School District, Tarrant County, Texas, General Obligation Bonds, Refunding Series 2015A, 4.000%, 2/15/34	2/25 at 100.00	AAA	2,792,700
1,400	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2015, 5.000%, 8/15/35	8/25 at 100.00	A	1,592,626
	Lake Houston Redevelopment Authority, Texas, Tax Increment Contract Revenue Bonds, Series 2021:
350	3.000%, 9/01/38	9/31 at 100.00	BBB-	378,707
350	3.000%, 9/01/40	9/31 at 100.00	BBB-	375,518
4,825	Little Elm Independent School District, Denton County, Texas, General Obligation Bonds, School Building Series 2018, 5.000%, 8/15/46	2/28 at 100.00	AAA	5,967,367
1,250	Lower Colorado River Authority, Texas, Transmission Contract Revenue Bonds, LCRA Transmission Services Corporation Project, Refunding Series 2021, 5.000%, 5/15/41	5/30 at 100.00	A+	1,609,662
	Martin County Hospital District, Texas, General Obligation Bonds, Refunding Series 2021:
350	4.000%, 4/01/33	4/30 at 100.00	A3	407,193
350	4.000%, 4/01/35	4/30 at 100.00	A3	405,338
	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2015:
500	5.000%, 1/01/24	No Opt. Call	A	552,655
300	5.000%, 1/01/25	1/24 at 100.00	A	333,048
1,000	Montgomery County Municipal Utility District 47, Texas, Waterworks and Sewer System Unlimited Tax Bonds, Series 2020, 1.500%, 10/01/29	10/25 at 100.00	Aa3	1,016,090
	Montgomery County Toll Road Authority, Texas, Toll Road Revenue Bonds, Senior Lien Series 2018:
1,585	5.000%, 9/15/29	9/25 at 100.00	BBB-	1,835,271
1,060	5.000%, 9/15/31	9/25 at 100.00	BBB-	1,220,548
585	New Hope Cultural Education Facilities Finance Corporation, Texas, Capital Improvement Revenue Bonds, CHF-Collegiate Housing Denton, LLC - Texas Woman's University Housing Project, Series 2018A-1, 5.000%, 7/01/38 – AGM Insured	7/27 at 100.00	AA	718,871

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	New Hope Cultural Education Facilities Finance Corporation, Texas, Student Housing Revenue Bonds, NCCD - College Station Properties LLC - Texas A&M University Project, Series 2015A:
$ 1,500	5.000%, 7/01/23	No Opt. Call	Caa1	$1,297,500
750	5.000%, 7/01/30	7/25 at 100.00	Caa1	648,750
2,895	North East Regional Mobility Authority, Texas, Revenue Bonds, Refunding Senior Lien Series 2016A, 5.000%, 1/01/29	1/26 at 100.00	BBB	3,394,822
2,950	North East Regional Mobility Authority, Texas, Revenue Bonds, Subordinate Lien Series 2016B, 5.000%, 1/01/36	1/26 at 100.00	BBB-	3,384,299
2,120	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Refunding Series 2019A, 4.000%, 12/15/38	12/29 at 100.00	AA-	2,575,567
	North Houston Development Corporation, Texas, Tax Increment Contract Revenue Bonds, Refunding Series 2019:
880	3.000%, 9/01/36 – AGM Insured	9/29 at 100.00	AA	931,489
1,000	3.000%, 9/01/37 – AGM Insured	9/29 at 100.00	AA	1,057,930
1,000	North Texas Education Finance Corporation, Texas, Education Revenue Bonds, Uplift Education, Series 2012A, 5.125%, 12/01/42 (Pre-refunded 6/01/22)	6/22 at 100.00	BBB- (5)	1,041,130
3,000	North Texas Tollway Authority, System Revenue Bonds, Refunding First Tier Capital Appreciation Series 2008I, 6.500%, 1/01/43 (Pre-refunded 1/01/25)	1/25 at 100.00	A+ (5)	3,631,890
1,500	North Texas Tollway Authority, System Revenue Bonds, Refunding Second Tier Series 2018, 5.000%, 1/01/31	1/28 at 100.00	A	1,872,090
	Port Freeport, Brazoria County, Texas, Revenue Bonds, Senior Lien Series 2018:
1,050	5.000%, 6/01/34 (AMT)	6/28 at 100.00	A+	1,286,796
1,105	5.000%, 6/01/35 (AMT)	6/28 at 100.00	A+	1,352,211
1,000	San Antonio Education Facilities Corporation, Texas, Higher Education Revenue Bonds, University Incarnate Word Project, Refunding & Improvement Series 2021A, 4.000%, 4/01/41 (WI/DD, Settling 8/02/21)	4/31 at 100.00	Baa1	1,199,930
1,500	San Antonio, Texas, Airport System Revenue Bonds, Improvement Series 2015, 5.000%, 7/01/45 (AMT)	7/25 at 100.00	A1	1,740,150
4,140	San Antonio, Texas, Water System Revenue Bonds, Refunding Series 2012A, 5.000%, 5/15/29	5/22 at 100.00	AA+	4,296,616
1,490	San Jacinto River Authority, Texas, Special Project Revenue Bonds, Woodlands Water Supply System Project, Refunding Series 2014, 5.000%, 10/01/29 – BAM Insured	10/23 at 100.00	AA	1,639,179
890	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University Project, Refunding Series 2017, 5.000%, 10/01/39	10/27 at 100.00	AA-	1,087,624
3,975	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Cook Childrens Medical Center, Series 2020, 3.000%, 12/01/40	12/29 at 100.00	AA	4,319,950
1,405	Texas Municipal Gas Acquisition and Supply Corporation III, Gas Supply Revenue Bonds, Refunding Series 2021, 5.000%, 12/15/30	No Opt. Call	A3	1,876,125
	Texas Municipal Power Agency, Revenue Bonds, Transmisison System, Refunding Series 2021:
3,000	2.000%, 9/01/33 – AGM Insured	9/26 at 100.00	AA	3,020,370
1,000	3.000%, 9/01/36 – AGM Insured	9/26 at 100.00	AA	1,078,400

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
	Texas Private Activity Bond Surface Transporation Corporation, Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Refunding Senior Lien Series 2019A:
$ 2,000	5.000%, 12/31/31	12/29 at 100.00	Baa2	$2,595,520
3,185	5.000%, 12/31/34	12/29 at 100.00	Baa2	4,095,591
2,420	5.000%, 12/31/36	12/29 at 100.00	Baa2	3,099,028
1,000	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Refunding Series 2020A, 4.000%, 12/31/32	12/30 at 100.00	Baa2	1,223,570
	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners Segments 3 LLC Segments 3A & 3B Facility, Series 2013:
335	7.000%, 12/31/38 (AMT)	9/23 at 100.00	Baa3	380,925
455	6.750%, 6/30/43 (AMT)	9/23 at 100.00	Baa3	514,719
215	Texas Public Finance Authority Charter School Finance Corporation, Charter School Revenue Bonds, School of Excellence Education Project, Series 2004A, 7.000%, 12/01/34	8/21 at 100.00	B-	215,105
1,200	Texas State, General Obligation Bonds, College Student Loan Series 2014, 6.000%, 8/01/25 (AMT)	8/24 at 100.00	AAA	1,412,508
3,955	Texas State, General Obligation Bonds, College Student Loan Series 2020A, 4.500%, 8/01/30 (AMT)	2/30 at 100.00	AAA	5,053,303
	Texas State, General Obligation Bonds, Refunding College Student Loan Series 2019:
4,230	5.000%, 8/01/32 (AMT)	No Opt. Call	AAA	5,838,161
4,445	5.000%, 8/01/33 (AMT)	No Opt. Call	AAA	6,220,777
2,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2014A, 5.000%, 10/01/26	10/24 at 100.00	AAA	2,304,080
7,000	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Refunding Series 2015A, 5.000%, 10/01/34	10/25 at 100.00	AAA	8,305,990
1,330	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding First Tier Series 2012A, 5.000%, 8/15/41 (Pre-refunded 8/15/22)	8/22 at 100.00	A (5)	1,397,857
	Texas Transportation Commission, Central Texas Turnpike System Revenue Bonds, Refunding Second Tier Series 2015C:
500	5.000%, 8/15/24	No Opt. Call	A-	571,200
1,140	5.000%, 8/15/29	8/24 at 100.00	A-	1,288,337
7,000	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2015A, 4.000%, 10/15/34	10/25 at 100.00	AAA	7,966,350
1,250	Texas Water Development Board, State Water Implementation Revenue Fund Bonds, Master Trust Series 2016, 5.000%, 10/15/46	10/26 at 100.00	AAA	1,514,050
	Travis County Water Control and Improvement District 17, Steiner Ranch Defined Area, Texas, General Obligation Bonds, Refunding Series 2020:
1,250	3.000%, 5/01/28 – BAM Insured	No Opt. Call	AA	1,409,700
1,105	3.000%, 5/01/29 – BAM Insured	No Opt. Call	AA	1,247,523
2,000	University of Houston, Texas, Consolidated Revenue Bonds, Refunding Series 2017C, 5.000%, 2/15/29	2/26 at 100.00	AA	2,386,600

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Texas (continued)
$ 1,185	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Refunding Series 2021, 3.000%, 9/01/38 (WI/DD, Settling 8/18/21)	9/31 at 100.00	Baa2	$1,274,053
1,645	Uptown Development Authority, Houston, Texas, Tax Increment Contract Revenue Bonds, Infrastructure Improvement Facilities, Series 2017A, 5.000%, 9/01/39	9/26 at 100.00	BBB	1,888,592
	Washington County Junior College District, Texas, Combined Fee Revenue Bonds, Refunding Series 2020:
1,700	5.000%, 10/01/29 – AGM Insured	No Opt. Call	AA	2,231,114
1,775	5.000%, 10/01/30 – AGM Insured	No Opt. Call	AA	2,354,662
1,385	4.000%, 10/01/31 – AGM Insured	10/30 at 100.00	AA	1,696,514
800	Wylie Independent School District, Collin County, Texas, General Obligation Bonds, Refunding Series 2015C, 6.500%, 8/15/28	8/24 at 100.00	Aaa	947,464
219,475	Total Texas			258,176,046
	Utah – 1.6%
2,870	Emery County School District, Utah, General Obligation Bonds, Series 2021, 2.000%, 6/15/41	12/30 at 100.00	Aaa	2,871,837
1,255	Lehi, Utah, Sales Tax Revenue Bonds, Series 2018, 5.250%, 6/01/38	6/28 at 100.00	AA+	1,572,917
	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2017A:
1,875	5.000%, 7/01/34 (AMT)	7/27 at 100.00	A	2,295,431
2,280	5.000%, 7/01/35 (AMT)	7/27 at 100.00	A	2,787,870
2,000	Salt Lake City, Utah, Airport Revenue Bonds, International Airport Series 2018A, 5.000%, 7/01/30 (AMT)	7/28 at 100.00	A	2,515,820
	Utah Charter School Finance Authority, Charter School Revenue Bonds, Utah Charter Academies Project, Series 2018:
500	5.000%, 10/15/29	10/27 at 100.00	AA	609,600
500	5.000%, 10/15/31	10/27 at 100.00	AA	604,555
	Utah Charter School Finance Authority, Utah, Charter School Revenue Bonds, Spectrum Academy Project, Series 2020:
250	4.000%, 4/15/29	No Opt. Call	Aa2	299,245
705	4.000%, 4/15/30	No Opt. Call	Aa2	853,966
760	4.000%, 4/15/32	4/30 at 100.00	Aa2	912,365
400	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2016B, 4.000%, 5/15/47	5/24 at 100.00	AA+	437,720
5,000	Utah County, Utah, Hospital Revenue Bonds, IHC Health Services Inc, Series 2020A, 5.000%, 5/15/43 (UB) (4)	5/30 at 100.00	AA+	6,477,550
	Utah Infrastructure Agency, Telecommunications and Franchise Tax Revenue, Series 2011A:
500	5.250%, 10/15/33 – AGM Insured (Pre-refunded 10/15/21)	10/21 at 100.00	A2 (5)	505,165
520	5.400%, 10/15/36 – AGM Insured (Pre-refunded 10/15/21)	10/21 at 100.00	A2 (5)	525,528
750	Utah Infrastructure Agency, Telecommunications Revenue Bonds, Series 2021, 4.000%, 10/15/38	4/31 at 100.00	BBB-	885,780

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Utah (continued)
$ 1,600	Weber Basin Water Conservancy District, Utah, Water Revenue Bonds, Series 2021A, 4.000%, 4/01/46	4/29 at 100.00	AAA	$ 1,892,400
21,765	Total Utah			26,047,749
	Vermont – 0.2%
	Vermont Educational and Health Buildings Financing Agency, Revenue Bonds, University of Vermont Medical Center Project, Green Series 2016B:
1,270	5.000%, 12/01/37	6/26 at 100.00	A+	1,515,504
1,500	5.000%, 12/01/38	6/26 at 100.00	A+	1,787,625
2,770	Total Vermont			3,303,129
	Virginia – 1.2%
1,065	Chesapeake Bay Bridge and Tunnel District, Virginia, General Resolution Revenue Bonds, First Tier Series 2016, 5.000%, 7/01/41 – AGM Insured	7/26 at 100.00	AA	1,268,766
3,375	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28 Project, Refunding Series 2016B, 3.000%, 4/01/36	4/26 at 100.00	AA+	3,651,919
2,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2018A, 4.000%, 5/15/48 (UB) (4)	5/28 at 100.00	AA+	2,342,460
1,400	Fredericksburg Economic Development Authority, Virginia, Revenue Bonds,Mary Washington Healthcare Obligated Group, Refunding Series 2014, 5.000%, 6/15/33	6/24 at 100.00	A3	1,554,546
3,000	Front Royal and Warren County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Valley Health System Obligated Group, Series 2018, 4.000%, 1/01/50	1/25 at 103.00	A+	3,351,480
2,135	Lynchburg, Virginia, General Obligation Bonds, Public Improvement, Series 2020, 5.000%, 8/01/28	No Opt. Call	AA+	2,765,145
475	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, Mary Washington Healthcare Obligated Group, Refunding Series 2016, 5.000%, 6/15/27	6/26 at 100.00	A3	573,501
815	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 2001, 5.750%, 1/01/34	No Opt. Call	AA	1,225,589
1,750	Virginia Small Business Financing Authority, Private Activity Revenue Bonds, Transform 66 P3 Project, Senior Lien Series 2017, 5.000%, 12/31/47 (AMT)	6/27 at 100.00	BBB	2,124,588
40	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 4.750%, 1/01/25 (AMT)	7/22 at 100.00	BBB	41,614
16,055	Total Virginia			18,899,608
	Washington – 1.7%
	Camas, Washington, Water and Sewer Revenue Bonds, Series 2019:
720	5.000%, 12/01/44	12/28 at 100.00	Aa3	895,529
1,255	5.000%, 12/01/47	12/28 at 100.00	Aa3	1,555,811
3,000	Central Puget Sound Regional Transit Authority, Washington, Sales Tax and Motor Vehicle Excise Tax Bonds, Green Series 2016S-1, 5.000%, 11/01/35 (UB) (4)	11/26 at 100.00	AAA	3,651,990
1,915	Energy Northwest, Washington, Electric Revenue Bonds, Columbia Generating Station, Refunding Series 2019A, 5.000%, 7/01/36	7/29 at 100.00	Aa2	2,490,304
1,705	King County School District 415 Kent, Washington, General Obligation Bonds, Series 2019, 4.000%, 12/01/38	12/29 at 100.00	Aaa	2,081,805
1,355	Lakewood Water District, Pierce County, Washington, Water Revenue Bonds, 2019A, 5.000%, 12/01/44 (AMT)	12/28 at 100.00	AA	1,644,428

Municipal Total Return Managed Accounts Portfolio (continued)
Portfolio of Investments    July 31, 2021
Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Washington (continued)
$ 2,500	Pierce County School District 403, Bethel, Washington, General Obligation Bonds, Series 2019, 5.000%, 12/01/37	6/29 at 100.00	Aaa	$3,224,400
400	Washington Health Care Facilities Authority, Revenue Bonds, CommonSpirit Health, Series 2019A-2, 5.000%, 8/01/28	No Opt. Call	BBB+	512,708
2,000	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Children's Hospital, Series 2017A, 5.000%, 10/01/47 (UB) (4)	10/27 at 100.00	Aa2	2,436,820
	Washington State, Certificates of Participation, State & Local Agency Real & Personal Property Series 2020B:
2,100	5.000%, 7/01/39	7/30 at 100.00	Aa1	2,754,969
2,190	5.000%, 7/01/40	7/30 at 100.00	Aa1	2,867,630
3,000	Washington State, General Obligation Bonds, Various Purpose Series 2021C, 5.000%, 2/01/36	2/31 at 100.00	Aaa	4,050,450
22,140	Total Washington			28,166,844
	West Virginia – 0.6%
1,000	Marshall University, West Virginia, University Revenue Bonds, Refunding & Improvement Series 2020A, 3.000%, 5/01/46 – AGM Insured	5/30 at 100.00	AA	1,079,940
250	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, West Virginia United Health System Obligated Group, Refunding Series 2016A, 4.000%, 6/01/35	6/26 at 100.00	A	283,542
2,545	West Virginia State, General Obligation Bonds, State Road Series 2019A, 5.000%, 6/01/41	6/29 at 100.00	Aa2	3,267,144
2,840	West Virginia State, General Obligation Bonds, State Road Series 2021A, 5.000%, 6/01/38	6/31 at 100.00	Aa2	3,824,202
1,250	West Virginia Water Development Authority, Infrastructure Excess Lottery Revenue Bonds, Chesapeake Bay/Greenbrier River Projects, Series 2014A, 5.000%, 7/01/34	7/24 at 100.00	AAA	1,413,850
7,885	Total West Virginia			9,868,678
	Wisconsin – 1.8%
100	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Voyager Foundation Inc of North Carolina, Series 2012A, 5.500%, 10/01/22 (ETM)	No Opt. Call	Baa3 (5)	103,480
	Public Finance Authority of Wisconsin, Hospital Revenue Bonds, Renown Regional Medical Center Project, Refunding Series 2020A:
2,950	5.000%, 6/01/38	6/30 at 100.00	A+	3,825,265
5,000	4.000%, 6/01/39	6/30 at 100.00	A+	5,977,550
1,775	Public Finance Authority, Wisconsin, Educational Revenue Bonds, Lake Norman Charter School, Series 2018A, 5.000%, 6/15/38, 144A	6/26 at 100.00	BBB-	1,991,550
485	University of Wisconsin Hospitals and Clinics Authority, Revenue Bonds, Tender Option Bond Trust 2015-XF0127, 17.813%, 4/01/38 (Pre-refunded 4/01/23), 144A (IF) (4)	4/23 at 100.00	AA- (5)	643,338
685	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Gundersen Lutheran, Series 2012, 5.000%, 11/15/44	11/22 at 100.00	AA-	725,271
2,410	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2016B, 5.000%, 2/15/34	2/26 at 100.00	A-	2,814,181
335	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Fort Healthcare, Series 2014, 5.000%, 5/01/25	5/24 at 100.00	BBB+	374,922

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Franciscan Sisters of Christian Charity Sponsored Ministry, Series 2017A:
$ 1,840	5.000%, 9/01/28 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB- (5)	$2,303,735
700	5.000%, 9/01/29 (Pre-refunded 9/01/27)	9/27 at 100.00	BBB- (5)	876,421
5,000	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Froedtert Health, Inc Obligated Group, Series 2017A, 5.000%, 4/01/35	4/27 at 100.00	AA	6,075,850
1,505	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Monroe Clinic Inc, Refunding Series 2016, 5.000%, 2/15/30 (Pre-refunded 8/15/25)	8/25 at 100.00	N/R (5)	1,781,710
100	Wisconsin Health and Educational Facilities Authority, Wisconsin, Revenue Bonds, Rogers Memorial Hospital, Inc, Series 2014A, 5.000%, 7/01/26	7/24 at 100.00	A	113,077
1,850	Wisconsin State, Transportation Revenue Bonds, Series 2021A, 3.000%, 7/01/41	7/30 at 100.00	AA+	2,083,544
24,735	Total Wisconsin			29,689,894
	Wyoming – 0.1%
1,000	Wyoming Municipal Power Agency, Power Supply System Revenue Bonds, Refunding Series 2017A, 5.000%, 1/01/34 – BAM Insured (Pre-refunded 1/01/27)	1/27 at 100.00	AA (5)	1,238,120
$ 1,447,822	Total Long-Term Investments (cost $1,609,392,933)			1,727,217,031
	Floating Rate Obligations – (7.0)%			(114,490,000)
	Other Assets Less Liabilities – 1.1%			18,346,495
	Net Assets – 100%			$ 1,631,073,526
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns. Optional Call Provisions are not covered by the report of independent registered public accounting firm.
(3)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.
(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest.
(6)	Step-up coupon bond, a bond with a coupon that increases ("steps up"), usually at regular intervals, while the bond is outstanding. The rate shown is the coupon as of the end of the reporting period.
(7)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
AMT	Alternative Minimum Tax
ETM	Escrowed to maturity
IF	Inverse floating rate security issued by a tender option bond (“TOB”) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust.
UB	Underlying bond of an inverse floating rate trust reflected as a financing transaction.
WI/DD	Purchased on a when-issued or delayed delivery basis.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2021

Assets
Long-term investments, at value (cost $1,609,392,933)	$1,727,217,031
Cash	8,553,922
Receivable for:
Interest	15,638,344
Investments sold	1,005,145
Reimbursement from Adviser	80,824
Shares sold	2,964,487
Other assets	95,836
Total assets	1,755,555,589
Liabilities
Floating rate obligations	114,490,000
Payable for:
Dividends	1,052,808
Interest	157,940
Investments purchased - regular settlement	574,972
Investments purchased - when-issued/delayed-delivery settlement	4,538,131
Shares redeemed	3,204,028
Accrued expenses:
Trustees fees	63,727
Other	400,457
Total liabilities	124,482,063
Commitments and contingencies (as disclosed in Note 8)
Net assets	$1,631,073,526
Shares outstanding	136,530,435
Net assets value ("NAV") per share	$ 11.95
Fund level net assets consist of:
Capital paid-in	$1,516,548,102
Total distributable earnings	114,525,424
Fund level net assets	$1,631,073,526
Authorized shares	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2021

Investment Income	$42,217,774
Expenses
Shareholder servicing agent fees	219,428
Interest expense	718,182
Custodian fees	181,295
Professional fees	114,898
Trustees fees	38,233
Shareholder reporting expenses	53,285
Federal and state registration fees	142,672
Other	23,255
Total expenses before fee waiver/expense reimbursement	1,491,248
Fee waiver/expense reimbursement	(797,704)
Net expenses	693,544
Net investment income (loss)	41,524,230
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	2,220,950
Change in net unrealized appreciation (depreciation) of investments	29,773,634
Net realized and unrealized gain (loss)	31,994,584
Net increase (decrease) in net assets from operations	$73,518,814
See accompanying notes to financial statements.

Statement of Changes in Net Assets

	Year Ended 7/31/21	Year Ended 7/31/20
Operations
Net investment income (loss)	$ 41,524,230	$ 39,972,118
Net realized gain (loss) from investments	2,220,950	(2,242,060)
Change in net unrealized appreciation (depreciation) of investments	29,773,634	22,633,028
Net increase (decrease) in net assets from operations	73,518,814	60,363,086
Distributions to Shareholders
Dividends	(41,655,713)	(40,020,484)
Decrease in net assets from distributions to shareholders	(41,655,713)	(40,020,484)
Fund Share Transactions
Proceeds from sale of shares	487,203,451	424,086,507
Proceeds from shares issued to shareholders due to reinvestment of distributions	29,181,377	27,620,181
	516,384,828	451,706,688
Cost of shares redeemed	(276,057,563)	(333,914,898)
Net increase (decrease) in net assets from Fund share transactions	240,327,265	117,791,790
Net increase (decrease) in net assets	272,190,366	138,134,392
Net assets at the beginning of period	1,358,883,160	1,220,748,768
Net assets at the end of period	$1,631,073,526	$1,358,883,160
See accompanying notes to financial statements.

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Financial Highlights
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
2021	$11.71	$0.33	$ 0.24	$0.57	$(0.33)	$ —	$(0.33)	$11.95
2020	11.50	0.35	0.21	0.56	(0.35)	—	(0.35)	11.71
2019	10.94	0.38	0.56	0.94	(0.38)	—	(0.38)	11.50
2018	11.12	0.38	(0.18)	0.20	(0.38)	—	(0.38)	10.94
2017	11.46	0.38	(0.35)	0.03	(0.37)	—	(0.37)	11.12

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement)(c)
Total Return(b)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Investment Income (Loss)	Portfolio Turnover Rate(e)
4.96%	$1,631,074	0.10%	0.05%	2.75%	0.05%	—	2.80%	7%
5.00	1,358,883	0.18	0.06	3.01	0.12	—	3.07	19
8.75	1,220,749	0.18	0.06	3.34	0.12	—	3.41	20
1.81	958,897	0.16	0.07	3.38	0.09	—	3.45	30
0.34	786,210	0.11	0.06	3.43	0.05	—	3.49	11
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 - Management Fees for more information.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Note 4 – Portfolio Securities and Investments in Derivatives and the interest expense and fees paid on borrowings, as described in Note 9 - Borrowing Arrangements.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Managed Accounts Portfolios Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Municipal Total Return Managed Accounts Portfolio (the "Fund"), as a diversified fund. The Trust was organized as a Massachusetts business trust on November 14, 2006.
The Fund is developed exclusively for use within separately managed accounts sponsored by Nuveen, LLC ("Nuveen"). the Fund is a specialized municipal bond fund to be used in combination with selected individual securities to effectively model institutional-level investment strategies. The Fund enables certain Nuveen municipal separately managed account investors to achieve greater diversification and return potential that smaller managed accounts might otherwise achieve by using lower quality, higher yielding securities and to gain access to special investment opportunities normally available only to institutional investors.
The end of the reporting period for the Fund is July 31, 2021, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2021 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen. Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Nuveen Asset Management, LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services—Investment Companies. The net asset value ("NAV") for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Investment income is comprised of interest income, which is recorded on an accrual basis and includes the accretion of discounts and the amortization of premiums for financial reporting purposes. Investment income also reflects payment-in-kind (“PIK”) interest and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash.
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4 - Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Reference Rate Reform
In March 2020, FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the amendments as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the amendments, is continuously evaluating the potential effect a discontinuation of LIBOR could have on the Funds’ investments and has currently determined that it is unlikely the ASU’s adoption will have a significant impact on the Fund's financial statements and various filings.
Securities and Exchange Commission (“SEC”) Adopts New Rules to Modernize Fund Valuation Framework
In December 2020, the SEC voted to adopt a new rule governing fund valuation practices. New Rule 2a-5 under the 1940 Act establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of Section 2(a)(41) of the 1940 Act, which requires a fund to fair value a security when market quotations are not readily available. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. A fund may voluntarily comply with the rules after the effective date, and in advance of the compliance date, under certain conditions. Management is currently assessing the impact of these provisions on the Fund’s financial statements.
3.  Investment Valuation and Fair Value Measurements
The Fund's investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).

Notes to Financial Statements (continued)
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund's major classifications of assets and liabilities measured at fair value follows:
Prices of fixed-income securities are generally provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Any portfolio security or derivative for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued at fair value, as determined in good faith using procedures approved by the Board. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2 of the fair value hierarchy; otherwise they would be classified as Level 3.
The following table summarizes the market value of the Fund's investments as of the end of the reporting period, based on the inputs used to value them:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$ —	$1,727,217,031	$ —	$1,727,217,031

*	Refer to the Fund's Portfolio of Investments for state classifications.
The Fund holds liabilities in floating rate obligations where applicable, which are not reflected in the tables above. The fair values of the Funds’ liabilities for floating rate obligations approximate their liquidation values. Floating rate obligations are generally classified as Level 2 and further described in Note 4 - Portfolio Securities and Investments in Derivatives.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Inverse Floating Rate Securities
The Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond (referred to as an “Underlying Bond”), typically with a fixed interest rate, into a special purpose tender option bond (“TOB”) trust (referred to as the “TOB Trust”) created by or at the direction of the Fund. In turn, the TOB Trust issues (a) floating rate certificates (referred to as “Floaters”), in face amounts equal to some fraction of the Underlying Bond’s par amount or market value, and (b) an inverse floating rate certificate (referred to as an “Inverse Floater”) that represents all remaining or residual interest in the TOB Trust. Floaters typically pay short-term tax-exempt interest rates to third parties who are also provided a right to tender their certificate and receive its par value, which may be paid from the proceeds of a remarketing of the Floaters, by a loan to the TOB Trust from a third party liquidity provider (“Liquidity Provider”), or by the sale of assets from the TOB Trust. The Inverse Floater is issued to a long term investor, such as the Fund. The income received by the Inverse Floater holder varies inversely with the short-term rate paid to holders of the Floaters, and in most circumstances the Inverse Floater holder bears substantially all of the Underlying Bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the Underlying Bond’s value. The value of an Inverse Floater will be more volatile than that of the Underlying Bond because the interest rate is dependent on not only the fixed coupon rate of the Underlying Bond but also on the short-term interest paid on the Floaters, and because the Inverse Floater essentially bears the risk of loss (and possible gain) of the greater face value of the Underlying Bond.
The Inverse Floater held by the Fund gives the Fund the right to (a) cause the holders of the Floaters to tender their certificates at par (or slightly more than par in certain circumstances), and (b) have the trustee of the TOB Trust (the “Trustee”) transfer the Underlying Bond held by the TOB Trust to the Fund, thereby collapsing the TOB Trust.
The Fund may acquire an Inverse Floater in a transaction where it (a) transfers an Underlying Bond that it owns to a TOB Trust created by a third party or (b) transfers an Underlying Bond that it owns, or that it has purchased in a secondary market transaction for the purpose of creating an Inverse Floater, to a TOB Trust created at its direction, and in return receives the Inverse Floater of the TOB Trust (referred to as a “self-deposited Inverse Floater”). The Fund may also purchase an Inverse Floater in a secondary market transaction from a third party creator of the TOB Trust without first owning the Underlying Bond (referred to as an “externally-deposited Inverse Floater”).

An investment in a self-deposited Inverse Floater is accounted for as a “financing” transaction (i.e., a secured borrowing). For a self-deposited Inverse Floater, the Underlying Bond deposited into the TOB Trust is identified in the Fund’s Portfolio of Investments as “(UB)  –  Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund recognizing as liabilities, labeled “Floating rate obligations” on the Statement of Assets and Liabilities, (a) the liquidation value of Floaters issued by the TOB Trust, and (b) the amount of any borrowings by the TOB Trust from a Liquidity Provider to enable the TOB Trust to purchase outstanding Floaters in lieu of a remarketing. In addition, the Fund recognizes in “Investment Income” the entire earnings of the Underlying Bond, and recognizes (a) the interest paid to the holders of the Floaters or on the TOB Trust’s borrowings, and (b) other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust, as a component of “Interest expense” on the Statement of Operations. Earnings due from the Underlying Bond and interest due to the holders of the Floaters as of the end of the reporting period are recognized as components of “Receivable for interest” and “Payable for interest” on the Statement of Assets and Liabilities, respectively.
In contrast, an investment in an externally-deposited Inverse Floater is accounted for as a purchase of the Inverse Floater and is identified in the Fund’s Portfolio of Investments as “(IF)  –  Inverse floating rate investment.” For an externally-deposited Inverse Floater, a Fund’s Statement of Assets and Liabilities recognizes the Inverse Floater and not the Underlying Bond as an asset, and the Fund does not recognize the Floaters, or any related borrowings from a Liquidity Provider, as a liability. Additionally, the Fund reflects in “Investment Income” only the net amount of earnings on the Inverse Floater (net of the interest paid to the holders of the Floaters or the Liquidity Provider as lender, and the expenses of the Trust), and does not show the amount of that interest paid or the expenses of the TOB Trust as described above as interest expense on the Statement of Operations.
Fees paid upon the creation of a TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters are recognized as part of the cost basis of the Inverse Floater and are capitalized over the term of the TOB Trust.
As of the end of the reporting period, the aggregate value of Floaters issued by the Fund’s TOB Trust for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations Outstanding
Floating rate obligations: self-deposited Inverse Floaters	$114,490,000
Floating rate obligations: externally-deposited Inverse Floaters	13,730,000
Total	$128,220,000
During the current fiscal period, the average amount of Floaters (including any borrowings from a Liquidity Provider) outstanding, and the average annual interest rates and fees related to self-deposited Inverse Floaters, were as follows:
Self-Deposited Inverse Floaters
Average floating rate obligations outstanding	$113,545,137
Average annual interest rate and fees	0.61%
TOB Trusts are supported by a liquidity facility provided by a Liquidity Provider pursuant to which the Liquidity Provider agrees, in the event that Floaters are (a) tendered to the Trustee for remarketing and the remarketing does not occur, or (b) subject to mandatory tender pursuant to the terms of the TOB Trust agreement, to either purchase Floaters or to provide the Trustee with an advance from a loan facility to fund the purchase of Floaters by the TOB Trust. In certain circumstances, the Liquidity Provider may otherwise elect to have the Trustee sell the Underlying Bond to retire the Floaters that were tendered and not remarketed prior to providing such a loan. In these circumstances, the Liquidity Provider remains obligated to provide a loan to the extent that the proceeds of the sale of the Underlying Bond are not sufficient to pay the purchase price of the Floaters.
The size of the commitment under the loan facility for a given TOB Trust is at least equal to the balance of that TOB Trust’s outstanding Floaters plus any accrued interest. In consideration of the loan facility, fee schedules are in place and are charged by the Liquidity Provider(s). Any loans made by the Liquidity Provider will be secured by the purchased Floaters held by the TOB Trust. Interest paid on any outstanding loan balances will be effectively borne by the Fund that owns the Inverse Floaters of the TOB Trust that has incurred the borrowing and may be at a rate that is greater than the rate that would have been paid had the Floaters been successfully remarketed.
As described above, any amounts outstanding under a liquidity facility are recognized as a component of “Floating rate obligations” on the Statement of Assets and Liabilities by the Fund holding the corresponding Inverse Floaters issued by the borrowing TOB Trust. As of the end of the reporting period, there were no loans outstanding under any such facility.
The Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse arrangement”) (TOB Trusts involving such agreements are referred to herein as “Recourse Trusts”), under which a Fund agrees to reimburse the Liquidity Provider for the Trust’s Floaters, in certain circumstances, for the amount (if any) by which the liquidation value of the Underlying Bond held by the TOB Trust may fall short of the sum of the liquidation value of the Floaters issued by the TOB Trust plus any amounts borrowed by the TOB Trust from the Liquidity Provider, plus any shortfalls in interest cash flows. Under these agreements, the Fund’s potential exposure to losses related to or on an Inverse Floater may increase beyond the value of the Inverse Floater as a Fund may potentially be liable to fulfill all amounts owed to holders of the Floaters or the Liquidity Provider. Any such shortfall amount in the aggregate is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Notes to Financial Statements (continued)
As of the end of the reporting period, the Fund's maximum exposure to the Floaters issued by Recourse Trusts for self-deposited Inverse Floaters and externally-deposited Inverse Floaters was as follows:
Floating Rate Obligations - Recourse Trusts
Maximum exposure to Recourse Trusts: self-deposited Inverse Floaters	$114,490,000
Maximum exposure to Recourse Trusts: externally-deposited Inverse Floaters	10,320,000
Total	$124,810,000
Zero Coupon Securities
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Investment Transactions
Long-term purchases and sales (including maturities) during the current fiscal period aggregated $386,301,546 and $111,162,612, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
In addition to the inverse floating rate securities in which the Fund may invest, which are considered portfolio securities for financial reporting purposes, the Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/21		Year Ended 7/31/20
	Shares	Amount	Shares	Amount
Shares sold	41,441,915	$ 487,203,451	36,842,406	$ 424,086,507
Shares issued to shareholders due to reinvestment of distributions	2,483,938	29,181,377	2,389,732	27,620,181
Shares redeemed	(23,479,338)	(276,057,563)	(29,321,668)	(333,914,898)
Net increase (decrease)	20,446,515	$ 240,327,265	9,910,470	$ 117,791,790

6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2021.

Tax cost of investments	$1,494,751,901
Gross unrealized:
Appreciation	$ 118,506,777
Depreciation	(532,781)
Net unrealized appreciation (depreciation) of investments	$ 117,973,996
Permanent differences, primarily due to taxable market discount, resulted in reclassifications among the Fund’s components of net assets as of July 31, 2021, the Fund’s tax year end.
The tax components of undistributed, net tax-exempt income, net ordinary income and net long-term capital gains as of July 31, 2021, the Fund's tax year end, were as follows:

Undistributed net tax-exempt income[1]	$4,732,723
Undistributed net ordinary income[2]	9,522
Undistributed net long-term capital gains	—

[1]	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period July 1, 2021 through July 31, 2021, and paid on August 2, 2021.
[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
The tax character of distributions paid during the Fund's tax years ended July 31, 2021 and July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2021
Distributions from net tax-exempt income[3]	$41,655,713
Distributions from net ordinary income[2]	—
Distributions from net long-term capital gains	—

2020
Distributions from net tax-exempt income	$40,015,392
Distributions from net ordinary income[2]	5,092
Distributions from net long-term capital gains	—

[2]	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
[3]	The Fund hereby designate these amounts paid during the fiscal year ended July 31, 2021, as Exempt Interest Dividends.
As of July 31, 2021, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Notes to Financial Statements (continued)

Not subject to expiration:
Short-term	$4,524,333
Long-term	—
Total	$4,524,333
During the Fund's tax year ended July 31, 2021, the Fund utilized $2,221,428 of its capital loss carryforwards.
7.  Management Fees
The Adviser does not charge any management fees or other expenses directly to the Fund. The Adviser has agreed irrevocably during the existence of the Fund to waive all fees and pay or reimburse all expenses of the Fund (excluding interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). The Adviser and the Sub-Adviser are compensated for their services to the Fund from the fee charged at the separately managed account level.
8.  Commitments and Contingencies
In the normal course of business, The Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include recourse arrangements for certain TOB Trusts, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Fund did not have any unfunded commitments.
From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, the Fund is not subject to any material legal proceedings.
9.  Borrowing Arrangements
Committed Line of Credit
The Fund, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.635 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multifactor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potential importance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2022 unless extended or renewed.
The credit facility has the following terms: 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) OBFR (Overnight Bank Funding Rate) plus 1.20% per annum or (b) the Fed Funds Effective Rate plus 1.20% per annum on amounts borrowed. Prior to June 23, 2021, the drawn interest rate was equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. The Participating Funds also incurred a 0.05% upfront fee on the increase of the $230 million commitment amount during the reporting period. Interest expense incurred by the Participating Funds, when applicable, is recognized as a component of “Interest expense” on the Statement of Operations. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Interest expense” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, the Fund did not utilize this facility.

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Bloomberg 7-Year Municipal Bond Index: An unmanaged index composed of a broad range of investment grade municipal bonds with maturity dates of approximately seven years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage (Effective Leverage Ratio): Effective leverage is investment exposure created either directly through borrowings or indirectly through inverse floaters, divided by the assets invested, including those assets that were purchased with the proceeds of the leverage, or referenced by the levered instrument. The calculation of the Effective Leverage Ratio reflects borrowings effected on a long-term basis for investment purposes, but excludes borrowings that may occur, on a transient basis, in connection with a Fund’s day-to-day operations primarily in connection with the need to pay cash out to redeeming shareholders or to settle portfolio trades.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.
Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Pre-Refundings: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.
Total Investment Exposure: Total investment exposure is the fund’s assets managed by the Adviser that are attributable to leverage. For these purposes, leverage includes the fund’s use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities.
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 25-27, 2021 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as the investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held virtually in reliance on certain exemptive relief the Securities and Exchange Commission provided to registered investment companies providing temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund’s advisory agreement in light of these challenges.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on behalf of the Fund on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, receive regular and/or special reports that cover an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance and risk information; the Adviser’s strategic plans; product initiatives for various funds; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; and overall market and regulatory developments. The Board also seeks to meet periodically with the Nuveen funds’ sub-advisers and portfolio teams, when feasible.
In addition, in connection with the annual consideration of the advisory agreements for the Nuveen funds, the Board, through its independent legal counsel, requested and received extensive materials and information prepared specifically for its annual consideration of the renewal of such advisory agreements by the Adviser. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of product actions taken during 2020 (such as mergers, liquidations, fund launches, changes to investment teams, and changes to investment policies); a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance with a focus on any performance outliers; an analysis of certain fee and expense information; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds. The information prepared specifically for the annual review supplemented the information provided to the Board and its committees and the evaluations of the Nuveen funds by the Board and its committees during the year.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 21-22, 2021 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. The Board reviewed fund performance throughout the year and in its review, the Board recognized the volatile market conditions that occurred in early 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on a fund’s performance for 2020 and thereafter. Accordingly, the Board considered performance data measured over various periods of time as summarized in more detail below.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.

The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements as well as the Board’s conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
The Board recognized that the Nuveen funds operate in a highly regulated industry and, therefore, the Adviser has provided a wide array of management, oversight and administrative services to manage and operate the funds, and the scope and complexity of these services have expanded over time as a result of, among other things, regulatory and other developments. The Board accordingly considered the extensive resources, tools and capabilities available to the Adviser to operate and manage the Nuveen funds. With respect to the Adviser, as a general matter, some of these services it and its affiliates provide to the Nuveen funds include, but are not limited to: product management (such as setting dividends, analyzing fund expenses, providing competitive analysis, and providing due diligence support); investment oversight, risk management and securities valuation services (such as overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; analyzing fund performance and risk data; overseeing operational and risk management; participating in financial statement, marketing and risk disclosures; providing daily valuation services and developing related valuation policies, procedures and methodologies; periodic testing of audit and regulatory requirements; participating in product development and management processes; participating in leverage management, liquidity monitoring and counterparty credit oversight; providing due diligence and overseeing fund accounting and custody providers; overseeing third party pricing services and periodically assessing investment and liquidity risks); fund administration (such as preparing fund tax returns and other tax compliance services; preparing regulatory filings; overseeing the funds’ independent public accountants and other service providers; analyzing products and enhancements; and managing fund budgets and expenses); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; overseeing proxy solicitation and tabulation services; and overseeing the production and distribution of financial reports by service providers); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; devising internal compliance programs and a framework to review and assess compliance programs; evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers; responding to regulatory requests; and preparing compliance training materials); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; maintaining regulatory registrations and negotiating agreements with other fund service providers; and monitoring changes in regulatory requirements and commenting on rule proposals impacting investment companies). With respect to the Fund, however, the Board recognized that the Fund may not require the same level of shareholder services as other Nuveen funds given that it is sold via separate managed accounts.
In evaluating services, the Board reviewed various highlights of the initiatives the Adviser and its affiliates have undertaken or continued in 2020 to benefit the Nuveen complex and/or particular Nuveen funds and meet the requirements of an increasingly complex regulatory environment including, but not limited to:
•	Centralization of Functions – ongoing initiatives to centralize investment leadership, market approach and shared support functions within Nuveen and its affiliates in seeking to operate more effectively the business and enhance the services to the Nuveen funds;
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to continually improve product platforms and investment strategies to better serve shareholders through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new funds; reviewing and updating investment policies and benchmarks; and modifying portfolio management teams for various funds;
•	Investment Team Integrations – continuing to integrate and adjust the members of certain investment teams, in part, to allow greater access to tools and resources within the Nuveen organization and its affiliates;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to support existing funds and facilitate regulatory or logistical changes;

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
•	Liquidity Management – continuing to operate the liquidity management program of the applicable Nuveen funds including monitoring daily their liquidity profile and assessing annually the overall liquidity risk of such funds;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, implement enhancements to strengthen key compliance program elements and support international business growth and other corporate objectives;
•	Investment Oversight – preparing reports to the Board addressing, among other things, fund performance; market conditions; investment teams; new products; changes to mandates, policies and benchmarks; and other management proposals;
•	Risk Management and Valuation Services - continuing to oversee and manage risk including, among other things, conducting daily calculations and monitoring of risk measures across the Nuveen funds, instituting appropriate investment risk controls, providing risk reporting throughout the firm, participating in internal oversight committees, and continuing to implement an operational risk framework that seeks to provide greater transparency of operational risk matters across the complex as well as provide multiple other risk programs that seek to provide a more disciplined and consistent approach to identifying and mitigating Nuveen’s operational risks. Further, the securities valuation team continues, among other things, to oversee the daily valuation process of the portfolio securities of the funds, maintains the valuation policies and procedures, facilitates valuation committee meetings, manages relationships with pricing vendors, and prepares relevant valuation reports and designs methods to simplify and enhance valuation workflow within the organization;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of Nuveen and/or the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and Nuveen’s affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Security – continuing efforts of Nuveen to periodically test and update business continuity and disaster recovery plans and, together with its affiliates, to maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and positioning in striving to deliver those earnings to shareholders in a relatively consistent manner over time as well as assisting in the development of new products or the restructuring of existing funds.
In its review, the Board recognized that Nuveen’s risk management, compliance, technology and operations capabilities are all integral to providing its investment management services to the Nuveen funds. Further, the Board noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. The Board recognized the impact of the COVID-19 pandemic during the year and the adaptations required by service providers to continue to deliver their services to the Nuveen funds, including working remotely. In this regard, the Board noted the ability of the Adviser and the various sub-advisers to the Nuveen funds to provide continuously their services notwithstanding the significant disruptions caused by the pandemic. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the assets under management of the applicable investment team and changes thereto, a summary of the applicable investment team and changes thereto, the investment process and philosophy of the applicable investment team, the performance of the Nuveen funds sub-advised by the Sub-Adviser over various periods of time and a summary of any significant policy and/or other changes to the Nuveen funds sub-advised by the Sub-Adviser. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance programs and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.

Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In evaluating performance, the Board recognized that performance data may differ significantly depending on the ending date selected, particularly during periods of market volatility, and therefore considered performance over a variety of time periods that may include full market cycles. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2020 as well as performance data periods ending nearer to the May Meeting, including the quarter, one-, three- and five-year periods ending March 31, 2021 and May 14, 2021. For Nuveen open-end funds with multiple classes, the performance data was generally based on Class A shares; however, the performance of other classes, if any, should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. The performance data prepared for the annual review of the advisory agreements for the Nuveen funds supplemented the fund performance data that the Board received throughout the year at its meetings representing differing time periods. In its review, the Board took into account the discussions with representatives of the Adviser; the Adviser’s analysis regarding fund performance that occurred at these Board meetings with particular focus on funds that were considered performance outliers (both overperformance and underperformance); the factors contributing to the performance; and any recommendations or steps taken to address performance concerns. Regardless of the time period reviewed by the Board, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results. For Nuveen funds that had changes in portfolio managers since 2018 or significant changes, among other things, to their investment strategies or policies since 2019, the Board reviewed certain performance data comparing the performance of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective performance peer group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information.
The Board also evaluated performance in light of various relevant factors, including, among other things, general market conditions, issuer-specific information, asset class information, leverage and fund cash flows. In relation to general market conditions, the Board recognized the significant market decline in the early part of 2020 in connection with, among other things, the impact of the COVID-19 pandemic and that such a period of underperformance and market volatility may significantly weigh on the longer term performance results. Accordingly, depending on the facts and circumstances including any differences between the respective Nuveen fund and its benchmark and/or performance peer group, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below that of its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any steps undertaken.
The Board noted that, given the unique nature of the Fund, the Fund does not have peers. In considering the performance of the Fund relative to its benchmark, the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2020, March 31, 2021 and May 14, 2021. Based on its review, the Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
The Fund is sold via separate managed accounts which pay the Adviser a managed account management fee. As the Adviser is compensated from the managed accounts, the Fund does not pay the Adviser a management fee. Further, the Adviser had agreed to pay or reimburse the Fund’s expenses (except for interest expense, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses). Given the unique fee arrangement, the Fund does not have a peer group and therefore a comparative peer analysis was not provided for the Fund. In addition, as the Adviser pays nearly all the Fund’s expenses, the Board recognized that the Fund’s expenses were also not comparable to a peer group or to other Nuveen funds. The managed account management fee was an asset-based fee based on the entire separate managed account portfolio, including the portion invested in the Fund. The managed account management fee paid to the Adviser therefore represented an implied management fee for managing the Fund and an implied management fee for managing individual municipal bonds. To evaluate the fee arrangement, the Independent Board Members reviewed the range of fees paid by the managed separate accounts, the implied management fee for the Fund, the range of implied fees for managing individual municipal bonds, and the methodology utilized to develop these implied management fees.
Based on its review of the information provided, the Board recognized the Fund’s unique fee and expense structure, in which the Fund does not have a management fee and the Adviser pays nearly all the Fund’s expenses, and determined the arrangement was reasonable.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts, passively managed exchange-traded funds (“ETFs”) sub-advised by the Sub-Adviser that are offered by another fund complex and municipal managed accounts offered by an unaffiliated adviser. With respect to the Sub-Adviser, the Board reviewed, among other things, the fee range and average fee of municipal retail advisory accounts and municipal institutional accounts as well as the sub-advisory fee the Sub-Adviser received for serving as sub-adviser to passive ETFs offered outside the Nuveen family.
In considering the fee data of other clients, the Board recognized, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the breadth of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the funds operate in a highly regulated industry with increasing regulatory requirements as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs were passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. Given that the Fund is sold via separate managed accounts, the Board recognized that the Fund may not require the same level of shareholder services as other Nuveen funds. Further, as noted, given the Fund’s unique fee and expense structure pursuant to which the Fund does not pay management fees and the expenses are primarily reimbursed, comparisons with peers were not available.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2020 and 2019. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax and excluding distribution) from Nuveen funds only; revenues, expenses and net income (pre- and post-tax and before distribution expenses) of Nuveen for fund advisory services; and comparative profitability data comparing the operating margins of Nuveen compared to the adjusted operating margins of certain peers that had publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. In reviewing the peer comparison data, the Independent Board Members noted that Nuveen Investments, Inc.’s operating margins were on the low range compared to the total company adjusted operating margins of the peers. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2019 and 2020 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate corporate-wide expenses to the Nuveen complex and its affiliates and to further allocate such Nuveen complex expenses between the Nuveen fund and non-fund businesses. Generally, fund-specific expenses are allocated to the Nuveen funds and partial fund-related expenses and/or corporate overhead and shared costs (such as legal and compliance, accounting and finance, information technology and human resources and office services) are partially attributed to the funds pursuant to cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information, a summary of the history of changes to the methodology over the years from 2010 to 2020, and the net revenue margins derived from the Nuveen funds (pre-tax and including and excluding distribution) and total company margins from Nuveen Investments, Inc. compared to the firm-wide adjusted margins of the peers for each calendar year from 2010 to 2020. The Board had also appointed three Independent Board Members to serve as the Board’s liaisons, with the assistance of independent counsel, to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. The Independent Board Members also considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between 2019 and 2020. The Board also noted the reinvestments Nuveen and/or its parent made into its business through, among other things, the investment of seed capital in certain Nuveen funds and continued investments in enhancements to information technology, portfolio accounting systems and the global trading platform.
In reviewing the comparative peer data noted above, the Board considered that the operating margins of Nuveen Investments, Inc. were in the lower half of the peer group range; however, the Independent Board Members also recognized the limitations of the comparative data given that peer data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) that can have a significant impact on the results.

Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). Accordingly, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2020 and 2019 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of an investment adviser and its parent with significant resources, particularly during periods of market volatility as experienced with the COVID-19 pandemic.
In addition to Nuveen, the Independent Board Members considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2020 as well as its pre- and post-tax net revenue margins for 2020 compared to such margins for 2019. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ending December 31, 2020 and the pre- and post-tax revenue margins from 2020 and 2019.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure and certain expenses may not decline with a rise in assets, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The boards governing the Nuveen funds have noted that Nuveen generally has employed these various methods and have considered the extent to which the Nuveen funds will benefit from economies of scale as their assets grow. In this regard, the boards governing the Nuveen funds have noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Independent Board Members, however, noted that the Fund does not have breakpoint schedules. In this regard, the Independent Board Members noted that because the Fund does not pay a management fee, there are no applicable fund-level or complex-wide level breakpoint schedules, although its assets would be counted toward the complex-wide total.
The Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2019 and 2020). In this regard, as noted above, the Fund is reimbursed nearly all of its expenses by the Adviser.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through various initiatives including maintaining a seed account available for investments into Nuveen funds and investing in its internal infrastructure, information technology and other systems that will, among other things, consolidate and enhance accounting systems, integrate technology platforms to support growth and efficient data processing, and further develop its global trading platform to enhance the investment process for the investment teams.
Based on its review, the Board concluded that the absence of a fund-level and/or complex-level breakpoint schedule or arrangement (as applicable) was acceptable.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds. However, the Board noted that any benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the Fund’s fee arrangement was reasonable and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Fund's liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund covered in this Report has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund's liquidity risk. The Program consists of various protocols for assessing and managing the Fund's liquidity risk. The Fund's Board of Directors (the “Board”) previously designated Nuveen Fund Advisors, LLC, the Fund's investment adviser (the “Adviser”), as the administrator of the Program. The Adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the Adviser’s Liquidity Oversight Sub-Committee (“LOSC”). LMAT and LOSC are composed of personnel from the Adviser and Teachers Advisors, LLC, an affiliate of the Adviser.
At a May 26, 2021 meeting of the Board, the Adviser provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the calendar year 2020 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to the Fund's liquidity developments.
In accordance with the Program, LMAT assesses the Fund's liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of its portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
The Funds’ portfolio investments are classified into one of four liquidity categories (including the most liquid, “Highly Liquid,” and the least liquid, “Illiquid,” as discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, using third-party vendor data.
A fund that does not primarily hold Highly Liquid investments must, among other things, determine a minimum percentage of the fund’s net assets that must be invested in Highly Liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, the Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a fund from acquiring Illiquid investments if doing so would result in the fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the fund’s board and the Securities and Exchange Commission any time a fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, the Fund did not exceed the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees:
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chair and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (investment advisory firm) (2008-2017); Director, Quality Control Corporation (manufacturing) (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (philanthropy) (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010-2019); formerly, Director, LogicMark LLC (health services) (2012-2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008-2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	146
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, (private philanthropic corporation); Life Trustee of Coe College and the Iowa College Foundation; formerly, Member and President Pro-Tem of the Board of Regents for the State of Iowa University System (2007- 2013); Director and Chairman (2009-2021), United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (2015-2020); Director (2000-2004), Alliant Energy; Director (1996-2015), The Gazette Company (media and publishing); Director (1997- 2003), Federal Reserve Bank of Chicago; President and Chief Operating Officer (1972-1995), SCI Financial Group, Inc., (regional financial services firm).	146

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	146
Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Independent Directors Council (IDC) (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); Member of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA) (since 2020).	146
Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Trustee	2021	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses)(2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	146
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (private firm which develops branding, marketing and communications strategies for clients) (since 2008); served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	146
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (national public charity addressing natural land and water conservation in the U.S.) (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (national endowment addressing forest health, sustainable forest production and markets, and economic health of forest-reliant communities in the U.S.) (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (private foundation endowed to support both natural land conservation and artistic vitality); prior thereto, Executive Director, Great Lakes Protection Fund (endowment created jointly by seven of the eight Great Lakes states' Governors to take a regional approach to improving the health of the Great Lakes) (1990-1994).	146
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); formerly, Director, Cboe Global Markets, Inc., (2010-2020) (formerly named CBOE Holdings, Inc.); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	146
Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Trustee	2020	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	146

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (legal services, Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	146
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	146

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Christopher E. Stickrod 1976 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2020	Senior Managing Director (since 2017) and Head of Advisory Product (since 2020), formerly, Managing Director (2016-2017) and Senior Vice President (2013-2016) of Nuveen; Senior Managing Director of Nuveen Securities, LLC (since 2018) and of Nuveen Fund Advisors, LLC (since 2019).
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management, LLC (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Senior Managing Director (since 2021), formerly, Managing Director (2017-2021), Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Fund Advisors, LLC, formerly, Co-General Counsel (2011-2020), Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) of Nuveen Asset Management, LLC, formerly, Associate General Counsel (2011-2020), Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 730 Third Avenue New York, NY 10017	Vice President	2020	President, Nuveen Fund Advisors, LLC (since 2020); Executive Vice President, Global Head of Product at Nuveen (since 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2020); Managing Member of MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director and Assistant Secretary (since 2017) of Nuveen Securities, LLC; Managing Director (since 2017), General Counsel (since 2020), and Assistant Secretary (since 2016), formerly, Senior Vice President (2016-2017), of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Managing Director (since 2017) and Associate General Counsel (since 2016), formerly, Senior Vice President (2012-2017) and Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller	2019	Senior Managing Director, Head of Public Investment Finance at Nuveen (since 2019), formerly, Managing Director; Senior Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) of the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and Principal Financial Officer, Principal Accounting Officer (since 2020) and Treasurer (since 2017) of the CREF Accounts; formerly, Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(2)	Principal Occupation(s) During Past 5 Years
Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2008), and Nuveen Fund Advisors, LLC (since 2019); Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC (since 2020); Vice President (since 2010) and Associate General Counsel (since 2019), formerly, Assistant General Counsel (2008-2016) of Nuveen.
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	1988	Formerly: Managing Director (2002-2020) and Assistant Secretary (2002-2020) of Nuveen Securities, LLC; formerly, Managing Director (2002-2020), Assistant Secretary (1997-2020) and Co-General Counsel (2011-2020) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2004-2020) and Assistant Secretary (1994-2020) of Nuveen Investments, Inc.; formerly, Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (2011-2020); formerly, Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (2002-2020), Santa Barbara Asset Management, LLC (2006-2020) and Winslow Capital Management, LLC (2010-2020); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-MAPS-0721D1819435-INV-Y-09/22

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans, William C. Hunter and Albin F. Moschner, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

Mr. Moschner, Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., (consumer wireless services) including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996), including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PriceWaterHouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PriceWaterHouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2021	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Municipal Total Return Managed Accounts Portfolio	34,405	0	0	0

Total	$34,405	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Municipal Total Return Managed Accounts Portfolio	0%	0%	0%	0%

Fiscal Year Ended July 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Municipal Total Return Managed Accounts Portfolio	33,920	0	0	0

Total	$33,920	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Municipal Total Return Managed Accounts Portfolio	0%	0%	0%	0%

Fiscal Year Ended July 31, 2021	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Managed Accounts Portfolio Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2021	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Municipal Total Return Managed Accounts Portfolio	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)
Fund Name
Municipal Total Return Managed Accounts Portfolio	0	0	0

Total	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Managed Accounts Portfolios Trust

By (Signature and Title)	/s/ Mark J. Czarniecki
Mark J. Czarniecki
Vice President and Secretary

Date: October 6, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher E. Stickrod
Christopher E. Stickrod
Chief Administrative Officer
(principal executive officer)

Date: October 6, 2021

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 6, 2021